UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

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THE GOLDMAN SACHS GROUP, INC.

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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THE GOLDMAN SACHS GROUP, INC.

85 Broad Street
New York, New York 10004

February 27, 2003

Dear Shareholder:

      You are cordially invited to attend the 2003 Annual Meeting of Shareholders of The Goldman Sachs Group, Inc. We will hold the meeting on Tuesday, April 1, 2003 at 9:30 a.m., New York City time, at our offices located at 32 Old Slip, New York, New York 10005. We hope that you will be able to attend.

      It has never been more evident that business leaders must hold themselves and their companies to the highest ethical standards. Only by putting appropriate corporate governance mechanisms in place will there be adequate focus on shareholder interests. During the past year, we have taken a number of additional steps to promote and protect your interests. Our Board of Directors has adopted new Corporate Governance Guidelines and a new Code of Business Conduct and Ethics governing our directors, officers and employees. We also formed a Corporate Governance and Nominating Committee and adopted new or amended charters for our Audit, Compensation and Corporate Governance and Nominating Committees. All of these documents and the two compensation plans being submitted for shareholder approval are attached to this Proxy Statement as annexes, and, together with our policy on the reporting of concerns regarding accounting matters, are also available on our website at http://www.gs.com/investor relations. We also recommend that you review our statement regarding “Promoting and Protecting Shareholder Interests” in our 2002 Annual Report to Shareholders.

      Enclosed you will find a notice setting forth the business expected to come before the meeting, the Proxy Statement, a form of proxy and a copy of our 2002 Annual Report to Shareholders. At this year’s meeting, the agenda includes the election of five directors, a proposal to ratify the appointment of our independent auditors, a proposal to approve The Goldman Sachs Amended and Restated Stock Incentive Plan, a proposal to approve The Goldman Sachs Restricted Partner Compensation Plan and one shareholder proposal. Our Board of Directors recommends that you vote FOR the election of directors, ratification of the appointment of our independent auditors, approval of The Goldman Sachs Amended and Restated Stock Incentive Plan and approval of The Goldman Sachs Restricted Partner Compensation Plan and AGAINST the shareholder proposal.

      Your vote is very important to us. Whether or not you plan to attend the meeting in person, your shares should be represented and voted. After reading the enclosed Proxy Statement, please submit your proxy through the Internet or by touch-tone phone as indicated on the proxy. Alternatively, you may wish to complete, sign, date and promptly return the proxy in the self-addressed envelope that we have included for your convenience. No postage is required if it is mailed in the United States. Submitting the proxy before the Annual Meeting will not preclude you from voting in person at the Annual Meeting should you decide to attend.

Sincerely,

Henry M. Paulson, Jr.
Chairman and Chief Executive Officer

THE GOLDMAN SACHS GROUP, INC.

85 Broad Street
New York, New York 10004

Notice of 2003 Annual Meeting of Shareholders

February 27, 2003

      The 2003 Annual Meeting of Shareholders of The Goldman Sachs Group, Inc. will be held at our offices located at 32 Old Slip, New York, New York 10005, on Tuesday, April 1, 2003 at 9:30 a.m., New York City time, for the following purposes:

1.	To elect three directors to our Board of Directors for three-year terms, one director to our Board of Directors for a two-year term and one director to our Board of Directors for a one-year term;

2.	To ratify the appointment of PricewaterhouseCoopers LLP as our independent auditors for our fiscal year ending November 28, 2003;

3.	To approve The Goldman Sachs Amended and Restated Stock Incentive Plan;

4.	To approve The Goldman Sachs Restricted Partner Compensation Plan;

5.	To consider one shareholder proposal, if properly presented by the shareholder proponent; and

6.	To transact such other business as may properly come before the Annual Meeting.

      The record date for the determination of the shareholders entitled to vote at the Annual Meeting, or any adjournments or postponements thereof, was the close of business on January 31, 2003. A list of the shareholders of record as of January 31, 2003 will be available for inspection during ordinary business hours at our offices, 85 Broad Street, New York, New York 10004, from March 21 to the date of our Annual Meeting. The list will also be available for inspection at the Annual Meeting. Additional information regarding the matters to be acted on at the Annual Meeting can be found in the accompanying Proxy Statement.

By Order of the Board of Directors,

James B. McHugh
Assistant Secretary

New York, New York

PLEASE SUBMIT YOUR PROXY THROUGH THE INTERNET OR BY PHONE

OR MARK, SIGN, DATE AND RETURN YOUR PROXY
IN THE ENCLOSED ENVELOPE

THE GOLDMAN SACHS GROUP, INC.

85 Broad Street
New York, New York 10004

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

April 1, 2003

INTRODUCTION

      This Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Directors of The Goldman Sachs Group, Inc., a Delaware corporation (“Goldman Sachs”, “we” or “our”), to be used at our 2003 Annual Meeting of Shareholders on Tuesday, April 1, 2003 at 9:30 a.m., New York City time, and at any adjournments or postponements of the Annual Meeting. The approximate date on which this Proxy Statement and the accompanying form of proxy are first being sent to shareholders is February 27, 2003.

      Holders of our common stock, par value $0.01 per share (the “Common Stock”), as of the close of business on January 31, 2003, will be entitled to vote at the Annual Meeting. On that date, there were 471,946,312 shares of Common Stock outstanding, each of which is entitled to one vote for each matter to be voted on at the Annual Meeting, held by 5,530 shareholders of record.

      If you properly cast your vote, by either voting your proxy electronically or telephonically or by executing and returning the enclosed proxy card, and your vote is not subsequently revoked, your vote will be voted in accordance with your instructions. If you execute the enclosed proxy card but do not give instructions, your proxy will be voted as follows: FOR the election of the nominees for directors named below, FOR the ratification of the appointment of PricewaterhouseCoopers LLP as our independent auditors for our fiscal year ending November 28, 2003, FOR approval of The Goldman Sachs Amended and Restated Stock Incentive Plan (the “Stock Incentive Plan”), FOR approval of The Goldman Sachs Restricted Partner Compensation Plan (the “Restricted Plan”), AGAINST the shareholder proposal described in this Proxy Statement and otherwise in accordance with the judgment of the person or persons voting the proxy on any other matter properly brought before the Annual Meeting.

      A vote through the Internet or by telephone may be revoked by executing a later-dated proxy card, by subsequently voting through the Internet or by telephone or by attending the Annual Meeting and voting in person. A shareholder executing a proxy card may also revoke it at any time before it is exercised by giving written notice revoking the proxy to our Secretary, by subsequently filing another proxy bearing a later date or by attending the Annual Meeting and voting in person. Attending the Annual Meeting will not automatically revoke your prior Internet or telephone vote or your proxy.

      If you hold shares in “street name” (that is, through a bank, broker or other nominee) and would like to attend the Annual Meeting and vote in person, you will need to bring an account statement or other acceptable evidence of ownership of Common Stock as of the close of business on January 31, 2003, the record date for voting. Alternatively, in order to vote, you may contact the person in whose name your shares are registered and obtain a proxy from that person and bring it to the Annual Meeting.

Quorum and Voting Requirements

      The holders of a majority of the outstanding shares of Common Stock on January 31, 2003 present in person or represented by proxy and entitled to vote will constitute a quorum for the transaction of business at the Annual Meeting.

      The election of directors requires a plurality of the votes cast for the election of directors; accordingly, the directorships to be filled at the Annual Meeting will be filled by the nominees receiving the highest number of votes. In the election of directors, votes may be cast in favor of or withheld with respect to any or all nominees; votes that are withheld will be excluded entirely from the vote and will have no effect on the outcome of the vote.

      The affirmative vote of the holders of a majority of the outstanding shares of Common Stock present in person or represented by proxy and entitled to vote at the Annual Meeting is required to ratify the appointment of our independent auditors and to approve the Stock Incentive Plan and the Restricted Plan. An abstention from voting on one of these matters will be treated as “present” for quorum purposes. However, since an abstention is not treated as a “vote” for or against the matter, it will not have any impact on the vote.

      The affirmative vote of a majority of the outstanding shares of Common Stock is required to approve the shareholder proposal. Only votes cast “for” a matter constitute affirmative votes. Thus, a failure to vote on the shareholder proposal or an abstention will not be treated as a vote cast “for” the proposal and will have the same effect as a negative vote or vote “against” that proposal. Abstentions, however, will be counted for quorum purposes.

      Under the rules of the National Association of Securities Dealers, Inc. (the “NASD”), member brokers generally may not vote shares held by them in street name for customers unless they are permitted to do so under the rules of any national securities exchange of which they are a member. Under the rules of the New York Stock Exchange, Inc. (“NYSE”), a member broker who holds shares in street name for customers has the authority to vote on certain items if it has transmitted proxy soliciting materials to the beneficial owner but has not received instructions from that owner. NYSE rules permit member brokers (other than Goldman, Sachs & Co. and any of the other subsidiaries or affiliates of Goldman Sachs who are NYSE member brokers (collectively, “GS&Co.”)) who do not receive instructions to vote on the election of directors and the proposal to ratify the appointment of our independent auditors, but not on the proposals to approve the Stock Incentive Plan and the Restricted Plan or the shareholder proposal. Under NYSE rules, the proposals to approve the Stock Incentive Plan and the Restricted Plan and the shareholder proposal are “non-discretionary” items, which means that NYSE member brokers, including GS&Co., who have not received instructions from the beneficial owners of Common Stock do not have discretion to vote the shares of Common Stock held by those beneficial owners on those matters. Because the affirmative vote of a majority of the outstanding shares of Common Stock is necessary to approve any shareholder proposal, any such broker non-vote will have the effect of a vote against that proposal; on all other proposals, broker non-votes will have no effect on the outcome. With respect to the election of directors and ratification of the appointment of our independent auditors, it is NYSE policy that, due to GS&Co.’s relationship with Goldman Sachs, if GS&Co. does not receive voting instructions regarding shares held by it in street name for its customers, it is entitled to vote these shares only in the same proportion as the shares represented by votes cast by all shareholders of record with respect to each such matter.

Expenses of Solicitation

      We will pay the expenses of the preparation of proxy materials and the solicitation of proxies for the Annual Meeting. In addition to the solicitation of proxies by mail, solicitation may be made by certain directors, officers or employees of Goldman Sachs or its affiliates telephonically, electronically or by other means of communication and by Georgeson Shareholder Communica-

tions Inc. (“Georgeson”), whom we have hired to assist in the solicitation and distribution of proxies. Directors, officers and employees will receive no additional compensation for such solicitation, and Georgeson will receive a fee of $6,500 for its services. We will reimburse brokers, including GS&Co., and other nominees for costs incurred by them in mailing proxy materials to beneficial owners in accordance with applicable rules.

Annual Report to Shareholders, Corporate Governance Guidelines, Code of Business Conduct and Ethics and Committee Charters

      A copy of our 2002 Annual Report to Shareholders is enclosed. You may also obtain a copy without charge by writing to: The Goldman Sachs Group, Inc., 10 Hanover Square, New York, New York 10005, Attn: Investor Relations. Our 2002 Annual Report to Shareholders and 2002 Form 10-K are also available through our website at http://www.gs.com/investor relations. Our Annual Report to Shareholders and Form 10-K are not proxy soliciting materials.

      During the past year, we have taken a number of additional steps to promote and protect the interests of shareholders. Our Board of Directors adopted new Corporate Governance Guidelines and a new Code of Business Conduct and Ethics governing our directors, officers and employees. We also formed a Corporate Governance and Nominating Committee, whose activities are described in more detail under “Item 1 — Election of Directors” below, and we have also adopted new or amended charters for our Audit, Compensation and Corporate Governance and Nominating Committees. All of these documents and the two compensation plans being submitted for shareholder approval are attached to this proxy statement as annexes, and, together with our policy on the reporting of concerns regarding accounting matters, are also available on our website at http://www.gs.com/investor relations. For more information on our corporate governance philosophy and related matters, we recommend that you review our statement regarding “Promoting and Protecting Shareholder Interests” in our 2002 Annual Report to Shareholders.

Voting Arrangements

      Shareholders’ Agreement. The following are parties to our Shareholders’ Agreement: the individuals who were profit participating limited partners (each, a “PLP”) in our predecessor, The Goldman Sachs Group, L.P. (together with its predecessors, “Group LP”); our current managing directors; certain estate planning entities formed by the foregoing persons; and the former spouses of certain of the foregoing persons. The Shareholders’ Agreement, among other things, restricts voting of the shares of Common Stock covered by the Shareholders’ Agreement. Generally, all shares of Common Stock that are owned by a party to the Shareholders’ Agreement and that were acquired from Goldman Sachs and not purchased in the open market are covered by the Shareholders’ Agreement, except that shares acquired in any underwritten public offering or pursuant to The Goldman Sachs Employees’ Profit Sharing Retirement Income Plan are excluded and shares held by PLPs who are former employees that are no longer subject to transfer restrictions are not subject to the voting provisions of the Shareholders’ Agreement. The shareholders’ committee under the Shareholders’ Agreement (the “Shareholders’ Committee”) administers the Shareholders’ Agreement. The Shareholders’ Committee may, under certain circumstances, waive the voting provisions of the Shareholders’ Agreement.

      Prior to any vote of the shareholders of Goldman Sachs, the Shareholders’ Agreement requires a separate, preliminary vote of the “Voting Interests” (as defined below) on each matter on which a vote of the shareholders is proposed to be taken. Each share subject to the Shareholders’ Agreement will be voted at the Annual Meeting in accordance with the majority of the votes cast by the Voting Interests in the preliminary vote. In elections of directors, each share subject to the Shareholders’ Agreement will be voted in favor of the election of those persons, equal in number to the number of such positions to be filled, receiving the highest numbers of votes cast by the Voting Interests in the preliminary vote. “Voting Interests” means all shares subject to the Shareholders’ Agreement held by all of our current managing directors and certain former managing directors, including shares held through certain estate planning entities formed by certain current and former managing directors and through our Defined Contribution Plan Trust (the “DCP Trust”).

      If you are a party to the Shareholders’ Agreement, you previously gave an irrevocable proxy to the Shareholders’ Committee to vote at the Annual Meeting your Common Stock that is subject to the Shareholders’ Agreement, and you directed that the proxy be voted in accordance with the preliminary vote. You also authorized the holder of the proxy to vote on other matters that come before the Annual Meeting as the holder sees fit in his or her discretion in a manner that is not inconsistent with the preliminary vote or that does not frustrate the intent of the preliminary vote.

      As of January 31, 2003, there were 185,874,321 shares of Common Stock beneficially owned by parties to the Shareholders’ Agreement. This amount, which includes shares held in the DCP Trust for the account of parties to the Shareholders’ Agreement, represents 39.4% of the shares of Common Stock entitled to vote at the Annual Meeting. The preliminary vote with respect to the shares subject to the Shareholders’ Agreement will be concluded on or about March 24, 2003.

      The Shareholders’ Agreement will continue in effect until the earlier of January 1, 2050 and the time it is terminated by the vote of 66 2/3% of the outstanding Voting Interests.

      Defined Contribution Plan Trust. At the closing of our initial public offering, we made a contribution of Common Stock to the DCP Trust, and we subsequently made additional contributions of Common Stock to the DCP Trust. As of January 31, 2003, the DCP Trust held 7,832,840 shares of Common Stock entitled to vote at the Annual Meeting. Substantially all shares of Common Stock held by the DCP Trust on that date were held in participant accounts beneficially owned by persons who are parties to the Shareholders’ Agreement. As a result, those shares of Common Stock are subject to the voting requirements of the Shareholders’ Agreement, and the trustee of the DCP Trust will vote those shares in accordance with the outcome of the preliminary vote described above. Unallocated shares held in the DCP Trust (approximately 254,000 as of January 31, 2003) are voted in the same proportion as the allocated shares held in the DCP Trust are voted.

Item 1.     Election of Directors

Introduction

      Our Board of Directors is divided into three classes. At each annual meeting of shareholders, a class of directors is elected generally for a term expiring at the annual meeting of shareholders in the third year following the year of its election, although as is the case this year, in order to maintain classes of similar size, individuals may be elected or re-elected directors for terms of one or two years. Each director will hold office until his or her successor has been elected and qualified, or until the director’s earlier resignation or removal.

      Stephen Friedman, who was appointed to our Board of Directors in May 2002, resigned on December 12, 2002 when he became Assistant to the President for Economic Policy and Director of the National Economic Council. Mr. Friedman’s term was scheduled to expire in 2003. William W. George was appointed by our Board of Directors, upon the recommendation of our Corporate Governance and Nominating Committee, on December 18, 2002 to fill the positions vacated by Mr. Friedman on our Board of Directors and on the Audit, Compensation and Corporate Governance and Nominating Committees. Margaret C. Whitman, who was appointed to our Board of Directors in October 2001 and whose term was scheduled to expire in 2004, retired from our Board of Directors on December 20, 2002, and Dr. Morris Chang, who was appointed to our Board of Directors in December 2001 and whose term was scheduled to expire in 2004, retired from our Board of Directors on January 1, 2003. Robert J. Hurst, who has served on our

Board of Directors since 1998 and whose term was scheduled to expire in 2005, will retire from our Board effective as of the date of the Annual Meeting. The Board of Directors thanks Messrs. Friedman and Hurst, Ms. Whitman and Dr. Chang for their exemplary service to Goldman Sachs.

      The Board of Directors and the Corporate Governance and Nominating Committee have determined that the members of our Board of Directors who are not also officers of Goldman Sachs or any of its affiliates (the “Non-Management Directors”) are “independent” within the meaning of the rules of the NYSE.

Annual Meeting

      At the Annual Meeting, our shareholders will be asked to elect as directors Ruth J. Simmons, John A. Thain and John L. Thornton to hold office for terms ending at the annual meeting of shareholders to be held in 2006, William W. George to hold office for a term ending at the annual meeting of shareholders to be held in 2005 and Lloyd C. Blankfein to hold office for a term ending at the annual meeting of shareholders to be held in 2004. The remaining four directors named below will continue in office. At the Annual Meeting, our Board of Directors will consist of eight members and, if Mr. Blankfein is elected, will increase to nine members. While the Board of Directors does not anticipate that any of the nominees will be unable to stand for election as a director at the Annual Meeting, if that is the case, proxies will be voted in favor of such other person or persons as may be recommended by our Corporate Governance and Nominating Committee and designated by the Board of Directors.

      All of the nominees currently are members of the Board of Directors, with the exception of Mr. Blankfein, and all of the nominees have been approved, recommended and nominated for election or re-election, as applicable, to the Board of Directors by our Corporate Governance and Nominating Committee and by the Board of Directors. Set forth below is information as of January 31, 2003 regarding the nominees and the directors continuing in office, which was furnished by them for inclusion in this Proxy Statement.

Nominees for Election to the Board of Directors for a Three-Year Term Expiring in 2006
Ruth J. Simmons	Director since 2000

      Dr. Simmons, age 57, has been President of Brown University since July 2001. She was President of Smith College from 1995 to July 2001 and Vice Provost of Princeton University from 1992 to 1995. Dr. Simmons is on the boards of the following public companies in addition to Goldman Sachs: Pfizer Inc. and Texas Instruments Inc. She also serves on the Directors’ Advisory Council of MetLife, Inc. In addition, Dr. Simmons is affiliated with certain non-profit organizations, including as a trustee of the Carnegie Corporation and a member of the American Academy of Arts and Sciences, the American Philosophical Society and the Council on Foreign Relations.

John A. Thain	Director since 1998

      Mr. Thain, age 47, has been our President and Co-Chief Operating Officer since May 1999. He was President of Group LP from March 1999 to May 1999 and Co-Chief Operating Officer from January 1999 to May 1999. From December 1994 to March 1999, he served as Chief Financial Officer and Head of Operations, Technology and Finance. From July 1995 to September 1997, he was also Co-Chief Executive Officer for European Operations. Mr. Thain is not on the board of any public companies other than Goldman Sachs. He is affiliated with certain non-profit organizations, including as a member of The MIT Corporation, the Dean’s Advisory Council — MIT/ Sloan School of Management, INSEAD — U.S. National Advisory Board, the James Madison Council of the Library of Congress and the Federal Reserve Bank of New York’s International Capital Markets Advisory Committee. He is also a member of the French-American

Foundation, the Board of Trustees of the National Urban League and The Trilateral Commission, as well as a governor of the New York-Presbyterian Foundation, Inc., a trustee of New York-Presbyterian Hospital, a General Trustee of Howard University and Chairman of the US-Japan Private Sector/ Government Commission.

John L. Thornton	Director since 1998

      Mr. Thornton, age 49, has been our President and Co-Chief Operating Officer since May 1999. He was President of Group LP from March 1999 to May 1999 and Co-Chief Operating Officer from January 1999 to May 1999. From August 1998 until January 1999, he had oversight responsibility for International Operations. From September 1996 until August 1998, he was Chairman, Goldman Sachs — Asia, in addition to his senior strategic responsibilities in Europe. From July 1995 to September 1997, he was Co-Chief Executive Officer for European Operations. Mr. Thornton is also on the boards of the following public companies in addition to Goldman Sachs: Ford Motor Company, BskyB PLC, Laura Ashley Holdings plc and Pacific Century Group, Inc. In addition, Mr. Thornton is affiliated with certain non-profit organizations, including as a member of the Council on Foreign Relations, as a director or trustee of the Asia Society, The Brookings Institution, The Goldman Sachs Foundation, The Hotchkiss School, Morehouse College, and the Tsinghua University School of Economics and Management, and as a member of the Advisory Board of the Yale School of Management.

Nominee for Election to the Board of Directors for a Two-Year Term Expiring in 2005

William W. George	Director since December 2002

      Mr. George, age 60, was Chief Executive Officer of Medtronic, Inc. from 1991 to 2001 and its Chairman of the Board from 1996 to April 2002, when he retired as an officer and director of Medtronic. He joined Medtronic in 1989 as President and Chief Operating Officer. Mr. George is currently a Visiting Professor at the International Institute for Management Development and a Visiting Professor of Management at the Ecole Polytechnique Fédérale de Lausanne. He is on the boards of the following public companies in addition to Goldman Sachs: Target Corporation and Novartis AG. Mr. George is also Chair of Minnesota Thunder Professional Soccer. In addition, he is affiliated with certain non-profit organizations, including the American Red Cross, the Harvard Business School, the Carnegie Endowment for International Peace and the Minneapolis Institute of Arts.

Nominee for Election to the Board of Directors for a One-Year Term Expiring in 2004

Lloyd C. Blankfein

      Mr. Blankfein, age 48, has been a Vice Chairman of Goldman Sachs since April 2002. Mr. Blankfein has management responsibility for our Fixed Income, Currency and Commodities Division (FICC) and the Equities Division. Prior to becoming Vice Chairman, he had been Co-Head of FICC since its formation in 1997. Previously, he headed the J. Aron Currency and Commodities Division since 1994. Mr. Blankfein is not on the board of any public companies. He is affiliated with certain non-profit organizations, including as Co-Chair of the Harvard University Financial Aid Task Force and as a member of the Executive Committee of the Harvard University Committee on University Resources. Mr. Blankfein is also a former Director of the Futures Industry Association and a former member of the Foreign Exchange Committee of the Federal Reserve Bank of New York.

Directors’ Recommendation

      The Board of Directors unanimously recommends a vote FOR the election of Dr. Simmons and Messrs. Blankfein, George, Thain and Thornton to the Board of Directors.

Directors Continuing in Office — Term Expiring in 2004

Lord Browne of Madingley	Director since 1999

      Lord Browne, age 54, was appointed an executive director and Group Chief Executive of BP p.l.c. (under its former name, The British Petroleum Company p.l.c.) in 1995. He is also on the board of one public company in addition to Goldman Sachs and BP p.l.c., Intel Corporation, and serves as a member of the Chairman’s Council of DaimlerChrysler AG and the International Advisory Board of American International Group, Inc. In addition, Lord Browne is a trustee of the British Museum, a non-profit organization.

James A. Johnson	Director since 1999

      Mr. Johnson, age 59, has been a Vice Chairman of Perseus, L.L.C., a merchant banking and private equity firm, since April 2001. From January 2000 to March 2001, he served as Chairman and Chief Executive Officer of Johnson Capital Partners, a private investment company. From January through December 1999, he was Chairman of the Executive Committee of Fannie Mae, and from February 1991 through December 1998, he was Chairman and Chief Executive Officer of Fannie Mae. Mr. Johnson is also on the boards of the following public companies in addition to Goldman Sachs: Gannett Co., Inc., KB Home, Target Corporation, Temple-Inland, Inc. and UnitedHealth Group Inc. In addition, Mr. Johnson is affiliated with certain non-profit organizations, including as Chairman of the Board of Trustees of The Brookings Institution, Chairman of the John F. Kennedy Center for the Performing Arts, and as a member of the American Academy of Arts and Sciences, the American Friends of Bilderberg, the Council on Foreign Relations and The Trilateral Commission.

Directors Continuing in Office — Term Expiring in 2005

John H. Bryan	Director since 1999

      Mr. Bryan, age 66, is the retired Chairman and Chief Executive Officer of, and currently serves as a consultant to, Sara Lee Corporation. He served as its Chief Executive Officer from 1975 to 2000 and its Chairman of the Board from 1976 until his retirement in 2001. He is also on the boards of the following public companies in addition to Goldman Sachs: Bank One Corporation, BP p.l.c. and General Motors Corporation. Mr. Bryan is the past Chairman and a current director of the Grocery Manufacturers of America, Inc. and the past Vice Chairman and a current member of The Business Council. He also served as Co-Chairman of the World Economic Forum’s annual meetings in 1994, 1997 and 2000. In addition, Mr. Bryan is affiliated with certain non-profit organizations, including as a trustee of the University of Chicago, Chairman of the Board of Trustees of The Art Institute of Chicago, and the past Chairman and a current member of The Chicago Council on Foreign Relations; he is also the past Chairman and a current director of Catalyst.

Henry M. Paulson, Jr.	Director since 1998

      Mr. Paulson, age 56, has been our Chairman and Chief Executive Officer since May 1999. He was Co-Chairman and Chief Executive Officer or Co-Chief Executive Officer of Group LP from June 1998 to May 1999 and served as Chief Operating Officer from December 1994 to June 1998. Mr. Paulson is not on the board of any public companies other than Goldman Sachs. He is a member of the Board of Directors of the NYSE. In addition, Mr. Paulson is affiliated with certain non-profit organizations, including as a member of the Board of Directors of Catalyst. He also serves on the Advisory Board of the J.L. Kellogg Graduate School of Management at

Northwestern University and is a member of the Board of the Dean’s Advisors of the Harvard Business School. He is a member of the Advisory Board of the Tsinghua University School of Economics and Management and a member of the Governing Board of the Indian School of Business. He is also a member of the Board of Governors of The Nature Conservancy, Co-Chairman of the Asia/ Pacific Council of The Nature Conservancy and a member of the Board of Directors of The Peregrine Fund, Inc.

      There are no family relationships among any directors or executive officers of Goldman Sachs.

Board of Directors’ Meetings and Committees

      Our Board of Directors held five meetings during our fiscal year ended November 29, 2002. Each of our incumbent directors attended at least 75% of the meetings of the Board of Directors and the Committees of the Board on which he or she served during fiscal 2002 (in each case, which were held during the period for which he or she was a director).

Audit Committee

      Lord Browne is the Chairman, and Messrs. Bryan, George and Johnson are the other current members, of our Audit Committee. Dr. Chang and Ms. Whitman served on our Audit Committee until August 31, 2002, and Mr. Friedman served on our Audit Committee until December 12, 2002. The primary purposes of our Audit Committee are to (a) assist the Board of Directors in its oversight of (i) the integrity of our financial statements, (ii) our compliance with legal and regulatory requirements, (iii) our independent auditors’ qualifications and independence, (iv) the performance of our internal audit function and independent auditors and (v) our management of market, credit, liquidity and other financial and operational risks; and to (b) prepare any report of the Audit Committee required by the rules and regulations of the U.S. Securities and Exchange Commission (“SEC”) for inclusion in our annual proxy statement. Among its duties and responsibilities set forth in its charter, the Audit Committee also reviews and monitors the adequacy of structures, policies and procedures that we have developed to assure the integrity of research by our securities analysts. In addition, the Audit Committee is responsible for recommending for approval by the Board of Directors a firm of independent auditors whose duty it is to audit our consolidated financial statements for the fiscal year in which they are appointed. During fiscal 2002, our Audit Committee met eight times. The Audit Committee and our Board of Directors have established a procedure whereby complaints or concerns with respect to accounting, internal controls and auditing matters may be submitted to the Committee, which is described under “Other Matters — Policy on Reporting of Concerns Regarding Accounting and Other Matters” below. Our Board of Directors has determined that each member of the Audit Committee is financially literate and that at least one member has accounting or related financial management expertise, in each case as such qualifications are defined under the rules of the NYSE. In addition to his service on our Audit Committee, Mr. Bryan (who is the retired Chairman and Chief Executive Officer of Sara Lee Corporation) serves on the audit committees of Bank One Corporation, BP p.l.c. and General Motors Corporation. Our Board of Directors has determined that Mr. Bryan’s simultaneous service on these other audit committees does not impair his ability to serve effectively on our Audit Committee.

Compensation Committee

      Mr. Johnson is the Chairman, and Lord Browne, Messrs. Bryan and George and Dr. Simmons are the other current members, of our Compensation Committee. Mr. Friedman and Ms. Whitman served on our Compensation Committee until December 12, 2002 and December 20, 2002, respectively. The primary purposes of our Compensation Committee are to: (a) discharge the Board of Directors’ responsibilities relating to the compensation of our executives, including overseeing the administration of our compensation programs and reviewing the compensation of our executives; (b) assist the Board of Directors in its oversight of the development, implementation and effectiveness of our policies and strategies relating to our human capital management function; and (c) prepare any report on executive compensation required by the rules and regulations of the SEC. The Compensation Committee also oversees the committees appointed by the Board of Directors to administer The Goldman Sachs 1999 Stock Incentive Plan (the “1999 Stock Incentive Plan”), The Goldman Sachs Partner Compensation Plan (the “Partner Compensation Plan”) and The Goldman Sachs Defined Contribution Plan (the “Defined Contribution Plan”), and in certain cases directly administers or directs the administration of those plans. If the Stock Incentive Plan and Restricted Plan described under Items 3 and 4 below, respectively, are approved by our shareholders, the Compensation Committee also will oversee the administration of, or directly administer, those plans. In addition, the Compensation Committee reviews the compensation process for our investment research professionals. During fiscal 2002, our Compensation Committee met four times. In addition, Mr. Johnson met with the chairs of our internal compensation policy committee five times. The report of the Compensation Committee is included below.

Corporate Governance and Nominating Committee

      Mr. Bryan is the Chairman, and Lord Browne, Messrs. George and Johnson and Dr. Simmons are the other current members, of our Corporate Governance and Nominating Committee, which was formed in September 2002. Mr. Friedman, Ms. Whitman and Dr. Chang served on our Corporate Governance and Nominating Committee until December 12, 2002, December 20, 2002 and January 1, 2003, respectively. The primary purposes of the Corporate Governance and Nominating Committee are to recommend individuals to the Board of Directors for nomination, election or appointment as members of the Board of Directors and its committees and to take a leadership role in shaping the corporate governance of Goldman Sachs, including developing, recommending to the Board of Directors and reviewing on an ongoing basis the corporate governance principles and practices that should apply to Goldman Sachs. The Corporate Governance and Nominating Committee will consider nominees recommended by shareholders. Shareholders who wish to submit nominees for director for consideration by the Corporate Governance and Nominating Committee for election at our 2004 annual meeting of shareholders may do so by submitting in writing such nominees’ names, in compliance with the procedures and along with the other information required by our By-laws, to the Secretary of our Board of Directors at The Goldman Sachs Group, Inc., 85 Broad Street, New York, New York 10004 between December 3, 2003 and January 2, 2004. Since its inception in September 2002, our Corporate Governance and Nominating Committee has met three times, including once during fiscal 2002.

Independent Directors Meetings

      In addition to the committees of the Board of Directors described above, our Non-Management Directors met once in executive session during fiscal 2002 and expect to meet periodically in executive session in fiscal 2003. Mr. Bryan, Chair of our Corporate Governance and Nominating Committee, will preside at these executive sessions, unless the Non-Management Directors determine otherwise.

Employment Contracts and Change of Control Arrangements

      In connection with our initial public offering in May 1999, we entered into employment agreements with, among others, our directors who are employees and our other executive officers. Each of these employment agreements requires (unless waived by Goldman Sachs) that the employee devote his or her entire working time to the business and affairs of Goldman Sachs and its affiliates and subsidiaries; each agreement generally may be terminated at any time for any reason by either the employee or Goldman Sachs on 90 days’ prior notice.

      The restricted stock units (“RSUs”) and stock options (“Options”) granted to our executive officers as described under “Executive Compensation” provide that if a change in control occurs and within 18 months thereafter the grantee’s employment is terminated other than for “cause” (as defined in the applicable award agreement) or the grantee terminates employment for “good reason” (as defined in the applicable award agreement):

•	any unvested outstanding RSUs and Options will become vested;

•	all outstanding Options will become exercisable; and

•	the Common Stock underlying any outstanding RSUs will be delivered.

      “Change in control” means the consummation of a business combination involving Goldman Sachs, unless immediately following the business combination, either:

•	at least 50% of the total voting power of the surviving entity or its parent entity, if applicable, is represented by securities of Goldman Sachs that were outstanding immediately prior to the transaction (or by shares into which the securities of Goldman Sachs are converted in the transaction); or

•	at least 50% of the members of the board of directors of the surviving entity, or its parent entity, if applicable, following the transaction were, at the time of the Board of Directors’ approval of the execution of the initial agreement providing for the transaction, directors of Goldman Sachs on the date of grant of the RSUs and Options (including directors whose election or nomination was approved by two-thirds of the incumbent directors).

Director Compensation

      Non-Management Directors receive the annual retainer and committee and meeting fees that are indicated below:

Annual Retainer	$35,000
Committee Chair (in addition to Committee Member fee)	$10,000
Committee Member	$15,000
Attendance at Board or Committee Meeting	$1,000

      Non-Management Directors also receive, at their election, an annual grant consisting of one of the following: 2,000 RSUs; 1,000 RSUs and 3,000 Options; or 6,000 Options. With respect to the fiscal 2003 grant, Messrs. Bryan, George and Johnson elected to receive all Options (with Mr. George receiving a prorated amount of 5,705 Options due to his appointment after the start of the 2003 fiscal year), and Lord Browne and Dr. Simmons elected to receive all RSUs. The Options have the same exercise price as the Options granted to our employees generally for fiscal 2002 ($78.87), expire on the same date as the Options granted to our employees generally for fiscal 2002 (November 30, 2012) and become exercisable on the earlier of the date the Non-Management Director ceases to be a director and the date the Options granted to our employees generally for fiscal 2002 become exercisable (January 2006). RSUs granted to Non-Management Directors generally provide for delivery of the underlying shares of Common Stock on the last business day in May in the year following the Non-Management Director’s retirement from the Board.

      The annual retainer and the committee fees are payable in fully vested RSUs issued under the 1999 Stock Incentive Plan, as of the dates on which the annual retainer or committee fees would otherwise be paid, unless we elect to pay cash instead. With respect to the 2002 fiscal year, the fees paid to each of the Non-Management Directors other than Mr. Friedman were paid in RSUs based upon the average closing price of the Common Stock on the NYSE over the ten trading-day period up to and including the last day of our 2002 fiscal year ($77.66); the fees paid to Mr. Friedman were paid in cash. The meeting fees are payable in cash.

      Non-Management Directors receive no compensation from Goldman Sachs other than directors’ fees.

      Directors who are also employees of Goldman Sachs or an affiliate receive no compensation for serving as directors of Goldman Sachs.

Executive Compensation

      The following table sets forth for fiscal 2002, fiscal 2001 and fiscal 2000 the compensation for Goldman Sachs’ chief executive officer and for each of the four most highly compensated executive officers of Goldman Sachs during fiscal 2002, other than the chief executive officer, serving as executive officers at the end of fiscal 2002. These five persons are referred to collectively as the “Named Executive Officers”.

SUMMARY COMPENSATION TABLE

				Long-Term
		Annual Compensation		Compensation Awards

				Restricted	Securities
				Stock Unit	Underlying	All Other
Named Executive Officer	Year	Salary	Bonus	Awards(a)	Options(b)	Compensation(c)

Henry M. Paulson, Jr.	2002	$600,000	$6,253,500	$2,603,735	99,039	$54,649
Chairman of the Board	2001	$600,000	$11,550,500	$0	221,078	$53,999
and Chief Executive Officer	2000	$600,000	$14,056,600	$3,866,533	139,965	$30,921
John A. Thain	2002	$600,000	$5,753,500	$2,349,853	89,382	$84,686
President and	2001	$600,000	$9,944,000	$0	189,378	$82,985
Co-Chief Operating Officer	2000	$600,000	$12,097,300	$3,313,757	119,955	$41,142
John L. Thornton	2002	$600,000	$5,753,500	$2,349,853	89,382	$84,686
President and	2001	$600,000	$9,944,000	$0	189,378	$82,985
Co-Chief Operating Officer	2000	$600,000	$12,097,300	$3,313,757	119,955	$41,142
Lloyd C. Blankfein	2002	$600,000	$8,253,500	$3,619,344	137,670	$84,686
Vice Chairman of Goldman	2001	$600,000	$9,503,000	$0	180,676	$82,985
Sachs	2000	$600,000	$9,230,800	$2,505,063	90,681	$41,142
Robert K. Steel	2002	$600,000	$4,753,500	$1,842,088	70,068	$84,686
Vice Chairman of Goldman	2001	$600,000	$7,298,000	$0	137,166	$82,985
Sachs	2000	$600,000	$10,175,800	$2,771,672	100,332	$41,142

(a)	The values of the RSUs shown in the table (which were granted for fiscal 2002 and fiscal 2000) were determined, respectively, by multiplying the number of RSUs awarded to each Named Executive Officer by the closing price-per-share of Common Stock on the NYSE on November 29, 2002 ($78.87), our fiscal year end, for RSUs granted on December 13, 2002, and on November 29, 2000 ($82.875), the date the RSUs were granted for fiscal 2000. One-half of the RSUs granted in fiscal 2000 were vested on the grant date, with the other half generally vesting on November 28, 2003, and 25% of the RSUs granted for fiscal 2002 were vested on the grant date, with the remainder generally vesting on November 25, 2005. No RSUs were granted for fiscal 2001.

In general, non-vested RSUs are forfeited on termination of employment, except in limited cases such as “retirement”, and RSUs, whether or not vested, may be forfeited in certain circumstances, such as if the holder’s employment is terminated for “cause”. Each Named Executive Officer currently meets the requirements under the RSUs for “retirement”. Each RSU includes a “dividend equivalent right”, pursuant to which the holder of the RSU is entitled to receive an amount equal to any ordinary cash dividends paid to the holder of a share of Common Stock approximately when such dividends are paid to shareholders.

The aggregate value of all Common Stock underlying all RSUs awarded to and held by each of the Named Executive Officers at the end of fiscal 2002 (including the RSUs granted for fiscal 2002), as determined based on the closing price-per-share of the Common Stock on the NYSE on November 29, 2002 ($78.87), and the number of RSUs awarded to each of the Named Executive Officers in the aggregate since our initial public offering and for each of fiscal 2002 and fiscal 2000, respectively, was: Mr. Paulson — $15,289,975, 193,863, 33,013 and 46,655; Mr. Thain — $13,168,372, 166,963, 29,794 and 39,985; Mr. Thornton — $13,168,372, 166,963, 29,794 and 39,985; Mr. Blankfein — $12,331,640, 156,354, 45,890 and 30,227; and Mr. Steel — $10,808,108, 137,037, 23,356 and 33,444.

(b)	For fiscal 2002, each Named Executive Officer received a grant of Options on December 13, 2002 with an exercise price, or “strike” price, of $78.87, the closing price-per-share of Common Stock on the NYSE on November 29, 2002, our fiscal year end. 25% of these Options were vested on the grant date, with the remaining 75% generally vesting on November 25, 2005. These Options generally become exercisable in January 2006 and expire on November 30, 2012. See the table “Option Grants in the Last Fiscal Year” and its accompanying footnotes.

For fiscal 2001, each Named Executive Officer received a grant of Options on December 7, 2001 with an exercise price of $91.61, the closing price-per-share of Common Stock on the NYSE on that date. 25% of these Options were vested on the grant date, with the remaining 75% generally vesting on November 26, 2004. These Options become exercisable in January 2005 and expire on November 25, 2011.

For fiscal 2000, each Named Executive Officer received a grant of Options on November 29, 2000 with an exercise price of $82.875, the closing price-per-share of Common Stock on the NYSE on that date. In general, these Options will vest on November 28, 2003, become exercisable in January 2004 and expire on November 26, 2010.

(c)	Fiscal 2002 includes Money Purchase Pension Plan contribution, Term Life Insurance premium, Goldman Sachs Employees’ Profit Sharing Retirement Income Plan contribution and executive medical and dental plan premium payments of: Mr. Paulson — $19,000, $185, $5,000 and $30,464; Mr. Thain — $19,000, $185, $5,000 and $60,501; Mr. Thornton — $19,000, $185, $5,000 and $60,501; Mr. Blankfein — $19,000, $185, $5,000 and $60,501; and Mr. Steel — $19,000, $185, $5,000 and $60,501.

Fiscal 2001 includes Money Purchase Pension Plan contribution, Term Life Insurance premium, Goldman Sachs Employees’ Profit Sharing Retirement Income Plan contribution and executive medical and dental plan premium payments of: Mr. Paulson — $19,500, $185, $5,000 and $29,314; Mr. Thain — $19,500, $185, $5,000 and $58,300; Mr. Thornton — $19,500, $185, $5,000 and $58,300; Mr. Blankfein — $19,500, $185, $5,000 and $58,300; and Mr. Steel — $19,500, $185, $5,000 and $58,300.

Fiscal 2000 includes Money Purchase Pension Plan contribution, Term Life Insurance premium, Goldman Sachs Employees’ Profit Sharing Retirement Income Plan contribution and executive medical and dental plan premium payments of: Mr. Paulson — $14,500, $185, $5,000 and $11,236; Mr. Thain — $14,500, $185, $5,000 and $21,457; Mr. Thornton — $14,500, $185, $5,000 and $21,457; Mr. Blankfein — $14,500, $185, $5,000 and $21,457; and Mr. Steel — $14,500, $185, $5,000 and $21,457.

      In addition to the amounts disclosed in the table, each of Messrs. Paulson, Thain, Thornton, Blankfein and Steel has accrued benefits under The Goldman Sachs Employees’ Pension Plan entitling him to receive annual benefits upon retirement at age 65 of $10,533, $7,074, $11,801, $3,401 and $9,966, respectively. These benefits accrued prior to November 1992. None of the Named Executive Officers has accrued additional benefits under the pension plan since November 1992 nor do they currently accrue any additional benefits.

Stock Options

      The following table provides information about Options granted to the Named Executive Officers for fiscal 2002.

OPTION GRANTS IN THE LAST FISCAL YEAR(a)

Individual Grants

		Percent of
	Number of	Total
	Securities	Options
	Underlying	Granted to
	Options	Employees	Exercise		Grant Date
	Granted	in Fiscal	Price	Expiration	Present
Named Executive Officer	(Sh #)	Year	($/Sh)	Date	Value(b)

Henry M. Paulson, Jr.	99,039	0.67	78.87	11/30/2012	$2,639,389
John A. Thain	89,382	0.61	78.87	11/30/2012	$2,382,030
John L. Thornton	89,382	0.61	78.87	11/30/2012	$2,382,030
Lloyd C. Blankfein	137,670	0.93	78.87	11/30/2012	$3,668,906
Robert K. Steel	70,068	0.48	78.87	11/30/2012	$1,867,312

(a)	Each Named Executive Officer received a grant of Options on December 13, 2002 with an exercise price of $78.87, the closing price-per-share of Common Stock on the NYSE on November 29, 2002, the last day of fiscal 2002. 25% of these Options were vested on the grant date, with the remaining 75% generally vesting on November 25, 2005. These Options become exercisable in January 2006 and expire on November 30, 2012. Non-vested Options generally are forfeited on termination of employment, except in certain cases such as “retirement”. Each Named Executive Officer currently meets the requirements under the Options for “retirement”. Upon termination of employment, Options granted in 2002, once vested and exercisable, will remain exercisable, generally until the option expiration date. In general, Options, whether or not vested, may be forfeited in certain circumstances, such as if the holder’s employment is terminated for “cause”. The number of shares of Common Stock subject to the Option grants to each of the Named Executive Officers was obtained by dividing the dollar amounts described in footnote (b) below (which were determined for each Named Executive Officer pursuant to a formula based on the Named Executive Officer’s total compensation) by one-third of the average closing price-per-share of the Common Stock on the NYSE over the ten trading-day period up to and including the last day of the fiscal year (such average closing price-per-share was $77.66 and is referred to herein as the “10-Day Average Price”).

(b)	Valued using a modified Black-Scholes option pricing model. The exercise price of each Option ($78.87) is equal to the closing price-per-share of the Common Stock on the NYSE on November 29, 2002, the last day of fiscal 2002. The assumptions used for the variables in the model were: 35% volatility; 3.42% risk-free rate of return; 0.61% dividend yield; and five-year Option term. The values associated with the Option pricing variables described above are hypothetical and have been provided solely to comply with the rules of the SEC. The actual value, if any, that will be realized by each Named Executive Officer upon the exercise of any Option will depend upon the difference between the exercise price of the Option and the market price of the Common Stock on the date that the Option is exercised. The actual dollar amounts on which the awards of Options to the Named Executive Officers were based were: Mr. Paulson — $2,563,750; Mr. Thain — $2,313,750; Mr. Thornton — $2,313,750; Mr. Blankfein — $3,563,750; and Mr. Steel — $1,813,750; these values can be determined by multiplying the number of Options granted by one-third of the 10-Day Average Price, subject to rounding.

Fiscal Year-End Option Holdings

      The following table provides information about unexercised Options held by each Named Executive Officer as of December 13, 2002. Options were granted on November 29, 2000, December 7, 2001 and December 13, 2002. None of the Named Executive Officers had exercised any Options as of December 13, 2002.

FISCAL YEAR-END OPTION VALUES

	Number of
	Securities		Value of
	Underlying		Unexercised
	Unexercised		In-The-Money
	Options at		Options at
	Fiscal Year-End (a)		Fiscal Year-End (b)

Named Executive Officer	Exercisable	Unexercisable	Exercisable	Unexercisable

Henry M. Paulson, Jr.	-0-	460,082	-0-	-0-
John A. Thain	-0-	398,715	-0-	-0-
John L. Thornton	-0-	398,715	-0-	-0-
Lloyd C. Blankfein	-0-	409,027	-0-	-0-
Robert K. Steel	-0-	307,566	-0-	-0-

(a)	Includes securities underlying Options granted on December 13, 2002 for fiscal 2002 performance.

(b)	“Value of Unexercised In-The-Money Options” is the aggregate, calculated on a grant-by-grant basis, of the product of the number of unexercised Options at the end of fiscal 2002 (taking into account grants made in respect of the 2002 fiscal year) multiplied by the difference between the exercise price for the grant and the closing price of a share of Common Stock on the last day of the 2002 fiscal year ($78.87). Grants for which the exercise price is greater than the closing price of a share of Common Stock on that day are valued at zero. No Options held by our Named Executive Officers were in the money on the last day of the 2002 fiscal year. The actual value, if any, that will be realized upon the exercise of an Option will depend upon the difference between the exercise price of the Option and the market price of the Common Stock on the date that the Option is exercised.

Equity Compensation Plan Information

      The following table provides information as of November 29, 2002, the last day of fiscal 2002, regarding securities issued to all of our employees under our equity compensation plans that were in effect during fiscal 2002, including those granted to our employees on December 13, 2002 for fiscal 2002 performance.

Number of
Securities Remaining
Available for
Future Issuance
		Number of			Under Equity
		Securities		Weighted-	Compensation
		to be Issued Upon		Average	Plans
		Exercise of		Exercise Price of	(Excluding
		Outstanding		Outstanding	Securities Reflected
		Options,		Options, Warrants	in the Second
	Plan Category	Warrants and Rights		and Rights	Column)

Equity compensation plans approved by security holders	The Goldman Sachs 1999 Stock Incentive Plan(a)	94,269,101	(b)(c)	$74.53 (c)	176,801,294 (d)

Equity compensation plans not approved by security holders	None	—		—	—

Total		94,269,101	(b)(c)	—	176,801,294 (d)

(a)	The 1999 Stock Incentive Plan was approved by the shareholders of Goldman Sachs immediately prior to our initial public offering in May 1999.

(b)	The total number of shares of Common Stock that may be delivered pursuant to awards granted under the 1999 Stock Incentive Plan may not exceed 300,000,000 shares. See “Item 3 — Approval of The Goldman Sachs Amended and Restated Stock Incentive Plan” below for the limit that will apply for the delivery of shares under the Stock Incentive Plan if that plan is approved by shareholders at the Annual Meeting.

(c)	The number of securities to be issued upon exercise of outstanding options, warrants and rights, as well as the weighted-average exercise price of the outstanding options, warrants and rights, excludes approximately 300,000 options granted with a strike price of $0.01 or less in foreign jurisdictions that were intended to replicate the economic effect of RSUs.

(d)	Of the 176,801,294 shares remaining available for future issuance under the 1999 Stock Incentive Plan, 48,210,938 of these shares may be issued pursuant to outstanding RSUs.

Report of the Compensation Committee on Executive Compensation

      The Compensation Committee is responsible for overseeing and approving compensation levels for all of our senior executives, including the Named Executive Officers and the other executive officers. As part of this responsibility, the Compensation Committee oversees the committees appointed by the Board of Directors to administer the 1999 Stock Incentive Plan, the Partner Compensation Plan and the Defined Contribution Plan, and in certain cases directly administers or directs the administration of those plans. The Board of Directors appointed a committee consisting of Messrs. Paulson, Hurst, Thain and Thornton as the administrative committee of each of these plans; Mr. Paulson chairs each of these committees. The administrative committee of the Partner Compensation Plan is referred to in this report as the “Partner Compensation Plan Committee”.

      In addition, as noted above, the Compensation Committee reviews the compensation process for Goldman Sachs’ investment research professionals and assists the Board of Directors in its oversight of the Goldman Sachs human capital management function.

      The discussion below constitutes the report of the Compensation Committee.

Compensation Policies

      To perpetuate the sense of partnership and teamwork that exists among Goldman Sachs’ senior professionals, to reinforce the alignment of employee and shareholder interests and to help Goldman Sachs attract and retain key executives whose efforts and judgments are vital to the continued success of the firm, the Board of Directors adopted the Partner Compensation Plan. The Partner Compensation Plan is the primary program through which each of Goldman Sachs’ senior executives (approximately 250 at the end of the 2002 fiscal year), including Mr. Paulson and each of the other Named Executive Officers, is compensated. The participants in the Partner Compensation Plan also participate in Goldman Sachs’ broad-based equity program, pursuant to which they receive a significant portion of their compensation in the form of equity-based awards. These equity-based awards are designed to provide Goldman Sachs’ senior executives with the same interests as Goldman Sachs’ other shareholders.

     The Partner Compensation Plan

      General. The total compensation of senior executives under the Partner Compensation Plan is linked directly to Goldman Sachs’ overall financial performance and is paid in the form of a base salary, which is payable in cash, and a bonus, which may be payable in cash and/or an equity-based award.

      The Partner Compensation Plan permits “cycles” that are one or two fiscal years in duration. At the beginning of a cycle, the Board of Directors sets the annual base salary for the cycle for each participant in the Partner Compensation Plan. Each participant also is allocated a percentage interest in the aggregate amount of bonus compensation to be allocated to the Partner Compensation Plan for each year during the cycle in which the individual remains a participant in the Partner Compensation Plan.

      The Compensation Committee consults with the Partner Compensation Plan Committee regarding each participant’s individual percentage interest in the Partner Compensation Plan both at the beginning and end of each fiscal year, and approves each of those percentages in light of this consultation. Consistent with this practice, both at the beginning and the end of the 2002 fiscal year, the Compensation Committee, in consultation with the Partner Compensation Plan Committee, approved individual percentage interests for Partner Compensation Plan participants for the 2002 fiscal year. Because the sum of the percentages of all participants was less than 100%, a significant percentage could be distributed by the Compensation Committee to participants on a discretionary basis (the “Discretionary Amount”).

      The aggregate amount of bonus compensation under the Partner Compensation Plan is determined annually at the end of the fiscal year by the Compensation Committee in consultation with the Partner Compensation Plan Committee and is based in large part on Goldman Sachs’ overall performance. By linking participants’ total compensation to Goldman Sachs’ results of operations as a whole, Goldman Sachs has sought to provide additional incentives for collaboration among Goldman Sachs’ senior executives. For the 2002 fiscal year, the aggregate amount distributable as bonus compensation under the Partner Compensation Plan was based on the ratio of firm-wide compensation and benefits (for all employees, including Partner Compensation Plan participants) to net revenues, after consideration of the firm’s return on tangible shareholders’ equity, earnings-per-share and pre-tax and net earnings. As described more fully below, this amount also was determined in a manner that was designed to take into account compensation practices at some of Goldman Sachs’ key competitors.

      The following portions of this report provide more detail regarding the manner in which the compensation payable under the Partner Compensation Plan for the 2002 fiscal year was determined.

      Base Salary. Under the Partner Compensation Plan, each participant received a base salary for the 2002 fiscal year at the annual rate of $600,000 (the same base salary as has been paid to PCP participants since our initial public offering in 1999). Base salaries for the 2002 fiscal year were confirmed by the Compensation Committee in consultation with the Partner Compensation Plan Committee at the beginning of the 2002 fiscal year.

      Bonus. In determining the aggregate amount available for allocation as bonus compensation under the Partner Compensation Plan for the 2002 fiscal year, the Compensation Committee, in consultation with the Partner Compensation Plan Committee, reviewed Goldman Sachs’ financial performance for the fiscal year. The Compensation Committee determined that in light of the firm’s return on average tangible shareholders’ equity of 15.3%, pre-tax earnings of $3.253 billion and net earnings of $2.114 billion, the aggregate amount to be allocated as bonus compensation under the Partner Compensation Plan should result in a ratio of total compensation and benefits for all Goldman Sachs employees (including Partner Compensation Plan participants) to net revenues for the firm equal to 48.2%. The Compensation Committee concluded that this ratio of total compensation and benefits to net revenues was appropriate for the firm based on its understanding of general industry practice derived from prior years’ experience and Goldman Sachs’ financial performance in the 2002 fiscal year. The Compensation Committee also concluded, as discussed more fully below, that the aggregate amount of the bonus pool under the Partner Compensation Plan was appropriate to meet the Compensation Committee’s objectives in setting compensation for Goldman Sachs’ senior executives.

      While allocation of the total bonus pool under the Partner Compensation Plan among Plan participants is based in significant part on pre-determined allocation percentages, the entire Discretionary Amount, which in turn determines total compensation, is allocated and approved in the ultimate discretion of the Compensation Committee. In reviewing and approving the allocation of the Discretionary Amount under the Partner Compensation Plan (and thus in determining the appropriate total compensation of the Named Executive Officers), the Compensation Committee focused on the manner in which the Partner Compensation Plan Committee evaluated each individual’s contribution to the firm (including as reflected in the individual’s performance evaluations, which are described more fully below) as well as business unit and divisional performance. The Compensation Committee also reviewed the process whereby the Partner Compensation Plan Committee considered compensation recommendations of the division heads to whom participants report. The Compensation Committee paid careful attention to competitive compensation practices (in light of certain objective performance criteria, including return on shareholders’ equity and diluted earnings-per-share), as more fully described below.

      Performance Considerations. The individual, business unit and divisional performance considerations for determining total compensation are derived through a number of internal objective and discretionary processes, including Goldman Sachs’ performance evaluation program. This program is a “360 degree” feedback process that reflects input regarding each individual on an array of categories from a number of professionals in the organization, including peers, employees senior to the individual and employees junior to the individual. The performance review feedback is combined with a subjective determination of individual performance, business unit and divisional unit performance and individual contributions to hiring, mentoring, training and diversity, to determine a proposed amount of total compensation.

      Competitive Compensation Considerations. The proposed amount of total compensation determined as described above then is considered in light of competitive compensation levels. In this regard, for participants in the Partner Compensation Plan, the Compensation Committee used as a benchmark an independently prepared survey regarding compensation levels in 2001 for certain of the most highly compensated employees at The Bear Stearns Companies Inc., J.P. Morgan Chase & Co., Lehman Brothers Holdings Inc., Merrill Lynch & Co., Inc., Morgan Stanley and Salomon Smith Barney Inc.* With respect to the Named Executive Officers, the Compensation Committee paid particular attention to an internally prepared analysis based on publicly available data regarding the compensation paid in 2001 at The Bear Stearns Companies Inc., Citigroup Inc., J.P. Morgan Chase & Co., Lehman Brothers Holdings Inc., Merrill Lynch & Co., Inc., Morgan Stanley and The Charles Schwab Corporation.

      Equity-Based Awards. Because the Compensation Committee believes that equity-based compensation for Goldman Sachs’ senior executives, including each of the Named Executive Officers, should be comparable to that of Goldman Sachs’ other employees relative to their total compensation levels, the portion of each Partner Compensation Plan participant’s compensation that was paid in cash versus the portion granted as an equity-based award was determined pursuant to the same compensation-based formula that was applicable to Goldman Sachs’ other employees. The formula, which was adjusted this year to increase the portion of total compensation paid in the form of an equity-based award for Goldman Sachs’ most senior executives, is progressive so that as an employee’s total compensation increases, a greater percentage of the employee’s total compensation is comprised of an equity-based award.

      Each of the Named Executive Officers received a portion of his bonus determined under the Partner Compensation Plan in cash and a portion in the form of an equity-based award under the 1999 Stock Incentive Plan as follows:

	% of Bonus Paid	% of Bonus Paid in the
Named Executive Officer	in Cash	Form of Equity-Based Award

Henry M. Paulson, Jr.	55.0	45.0
John A. Thain	55.5	44.5
John L. Thornton	55.5	44.5
Lloyd C. Blankfein	53.7	46.3
Robert K. Steel	56.8	43.2

      As with other employees, each executive officer, including each of the Named Executive Officers, received his or her equity-based award 50% in the form of RSUs and 50% in the form of Options. The number of RSUs was determined by dividing one-half of the dollar amount to be granted as an equity-based award by $77.66 (the average closing price-per-share of the Common Stock on the NYSE for the ten trading-day period up to and including the last day of the fiscal year); the number of shares of Common Stock subject to the Option grants was obtained by dividing one-half of the dollar amount to be granted as an equity-based award by one-third of such average closing price-per-share (in each case, the number of equity-based awards was rounded up to the next whole share).**

*	Of these competitor companies, Salomon Smith Barney Inc. is not included in the S&P Financial Index, but Citigroup Inc., its parent company, is.

**	An RSU constitutes an unfunded, unsecured promise to deliver a share of common stock on a predetermined date. An Option represents a right to purchase, during a specified period of time, a number of shares of Common Stock at a specified “strike” or “exercise” price. In general, 25% of the RSUs and Options were “vested” when they were granted and the remaining 75% of the RSUs and Options will become “vested” at the end of the 2005 fiscal year. All Options first become exercisable in January 2006. The Options were granted with a “strike” price of $78.87, the closing price of the Common Stock on November 29, 2002. The Options generally expire on November 30, 2012, although they may be subject to earlier termination or cancellation in certain circumstances. All Options (whether or not vested) may be forfeited in certain circumstances.

      The Compensation Committee determined that it was appropriate to grant equity-based awards both in the form of RSUs and Options in light of a number of factors, including competitive compensation practices, maximizing shareholder value and aligning the long-term interests of shareholders and Goldman Sachs’ senior executives. Each individual who receives an equity-based award becomes, economically, a long-term shareholder of Goldman Sachs, with the same interests as Goldman Sachs’ other shareholders. This economic interest results because, in the case of RSUs, the amount the individual ultimately realizes as a result of the award depends on the value of Common Stock when actual shares are delivered, and in the case of Options, the amount (if any) the individual ultimately realizes depends on the increase in value of Common Stock from the grant date to the date after they become exercisable and actually are exercised. The Compensation Committee also believes that these equity-based awards should provide a strong incentive for Goldman Sachs’ senior executives to continue to analyze management issues in terms of the effect those issues will have on Goldman Sachs as a whole as opposed to the effect they might have on any particular aspect of Goldman Sachs’ business.

Compensation of the Chief Executive Officer

      Mr. Paulson’s compensation was determined in the manner described above that was applicable to all other participants in the Partner Compensation Plan, except that in considering Mr. Paulson’s compensation, the Compensation Committee also considered an independently prepared analysis of chief executive officer 2001 compensation at certain of Fortune Magazine’s list of America’s 50 largest corporations.* Mr. Paulson’s base salary for the 2002 fiscal year was set at $600,000 per annum, the same base salary provided to each other participant in the Partner Compensation Plan. In determining the amount to be allocated to Mr. Paulson from the bonus pool under the Partner Compensation Plan, the Compensation Committee considered the firm’s performance for the 2002 fiscal year in light of the operating environment, Mr. Paulson’s individual contribution to that performance and competitive compensation practices.

      Difficult markets and lower levels of corporate activity created a challenging business environment in the 2002 fiscal year. Despite these challenges, Goldman Sachs, under Mr. Paulson’s leadership, continued to perform admirably. Goldman Sachs’ net earnings were over $2 billion and its fully diluted earnings per share were $4.03. Moreover, Goldman Sachs’

*	The corporations included in this analysis were: Wal-Mart Stores, Inc., Exxon Mobil Corporation, General Motors Corporation, Ford Motor Company, General Electric Company, Citigroup Inc., ChevronTexaco Corporation, International Business Machines Corporation, Philip Morris Companies Inc., Verizon Communications Inc., American International Group, Inc., American Electric Power Company, Inc., Duke Energy Corporation, AT&T Corp., The Boeing Company, El Paso Corporation, The Home Depot, Inc., Bank of America Corporation, Federal National Mortgage Association, J.P. Morgan Chase & Co., The Kroger Co., Cardinal Health, Inc., Merck & Co., Inc., Reliant Energy, Incorporated (separated into CenterPoint Energy, Inc. and Reliant Resources, Inc. on September 30, 2002), SBC Communications Inc., Hewlett-Packard Company, Morgan Stanley, Dynegy Inc., McKesson Corporation, Sears, Roebuck and Co., Aquila, Inc., Target Corporation, The Procter & Gamble Company, Merrill Lynch & Co., Inc., AOL Time Warner Inc., Albertson’s, Inc., Berkshire Hathaway Inc., Kmart Corporation, Federal Home Loan Mortgage Corporation, WorldCom, Inc., Marathon Oil Corporation, Costco Wholesale Corporation, Safeway Inc., Compaq Computer Corporation (a wholly-owned subsidiary of Hewlett-Packard Company effective May 3, 2002), Johnson & Johnson, Conoco Inc. (a wholly-owned subsidiary of ConocoPhillips effective August 30, 2002), Pfizer Inc. and J.C. Penney Company, Inc. Of these corporations, the following are included in the S&P Financial Index: Citigroup Inc., American International Group, Inc., Bank of America Corporation, Federal National Mortgage Association, J.P. Morgan Chase & Co., Morgan Stanley, Merrill Lynch & Co., Inc. and Federal Home Loan Mortgage Corporation.

return on average tangible shareholders’ equity was 15.3%. The Compensation Committee concluded that Mr. Paulson performed in an exemplary manner in 2002 by continuing to provide leadership and vision, developing and articulating the strategic direction of Goldman Sachs, and fostering an environment in which his senior management team was able to support and execute the strategy he articulated. Mr. Paulson also provided a strong voice for Goldman Sachs, and the industry as a whole, by articulating and taking steps to implement important initiatives designed to restore trust in our system — trust in the accuracy of financial statements, trust in the integrity of corporate management and trust in the honesty of investment analysis.

      The difficult business environment in the 2002 fiscal year had a negative impact on Goldman Sachs’ financial performance compared to the 2001 fiscal year. As a result, the bonus pool under the Partnership Compensation Plan, which is the initial factor in determining the ultimate level of Mr. Paulson’s total compensation, was smaller in the 2002 fiscal year than it was in the 2001 fiscal year. In light of the reduced size of the bonus pool and the corresponding reduction in compensation for the Goldman Sachs management team as a whole, notwithstanding the Compensation Committee’s determination that Mr. Paulson had performed in an outstanding fashion in the 2002 fiscal year, Mr. Paulson’s total compensation was reduced. The Compensation Committee is grateful for Mr. Paulson’s continued leadership and has complete confidence in his abilities and judgment as Chief Executive Officer.

Deductibility of Compensation

      Section 162(m) of the U.S. Internal Revenue Code of 1986, as amended (the “Code”) places a limit on the tax deduction for compensation in excess of $1 million paid to certain “covered employees” of a publicly held corporation (generally the corporation’s chief executive officer and its next four most highly compensated executive officers in the year that the compensation is paid). Pursuant to a transition rule in the regulations promulgated under section 162(m) that applies to companies, such as Goldman Sachs, that become subject to section 162(m) by reason of becoming publicly held, the deductibility of Goldman Sachs’ compensation payments in the 2002 fiscal year were not subject to the limitations of section 162(m). Goldman Sachs first will become subject to section 162(m) in the 2003 fiscal year. Under current law, compensation paid to covered employees on or after the date on which Goldman Sachs becomes subject to section 162(m) in respect of RSUs (but not Options) granted in 2002 (and prior years) will count toward the section 162(m) limit. Therefore, although Goldman Sachs may be able to take steps to preserve the tax deduction, including delaying the distribution of shares underlying such RSUs, part or all of such compensation may not be deductible by Goldman Sachs. Going forward, as described under Items 3 and 4 below, we are requesting shareholder approval of changes to our compensation programs designed to preserve the tax deduction under section 162(m) for compensation paid and equity-based awards granted to “covered employees” in the future.

Conclusion

      The Partner Compensation Plan, together with Goldman Sachs’ equity-based award program, was designed to link the compensation of Goldman Sachs’ senior executives with the performance of Goldman Sachs in order to reinforce the alignment of employee and shareholder interests. It also was intended to provide the flexibility necessary to attract and retain those senior executives who management believes are vital to the continued success of Goldman Sachs, and to provide compensation that is comparable with the compensation paid by Goldman Sachs’ closest competitors for senior executives. We believe that the Partner Compensation Plan, together with Goldman Sachs’ equity-based award program, again met these objectives in the 2002 fiscal year.

Compensation Committee:

James A. Johnson, Chairman
Lord Browne of Madingley
John H. Bryan
Dr. Ruth J. Simmons

Stock Price Performance Graph

      The following graph compares the performance of an investment in Common Stock from May 3, 1999, the date of our initial public offering,* through November 29, 2002, with the S&P 500 Index and with the S&P Financial Index. The graph assumes $100 was invested on May 3, 1999 in each of the Common Stock, the S&P 500 Index and the S&P Financial Index and the reinvestment of dividends on the date of payment without payment of any commissions. Dollar amounts in the graph are rounded to the nearest whole dollar. The performance shown in the graph represents past performance and should not be considered an indication of future performance.

*	The graph is based on an initial stock price of $53 per share, the price at which the Common Stock was offered in our initial public offering; the last sale price on the NYSE on the first day of trading was $70.375.

Report of the Audit Committee

      The Audit Committee is comprised of four independent directors and operates pursuant to a written Charter that is attached as Annex A. During fiscal 2002, the Audit Committee (or subcommittees thereof) held eight meetings, including five executive sessions, two private sessions with management and five private sessions with each of the independent auditors and the Director of Internal Audit. The Chairman of the Audit Committee also had five meetings with the Director of Internal Audit. The Audit Committee’s purpose is to assist the Board of Directors in its oversight of (i) the integrity of Goldman Sachs’ financial statements, (ii) Goldman Sachs’ compliance with legal and regulatory requirements, (iii) Goldman Sachs’ independent auditors’ qualifications and independence, (iv) the performance of Goldman Sachs’ internal audit function and independent auditors and (v) Goldman Sachs’ management of market, credit, liquidity and other financial and operational risks; and to prepare this Report. The Board of Directors and the Corporate Governance and Nominating Committee have determined that each member of the Committee is “independent” and the Board of Directors has also determined that each member is financially literate and at least one member has accounting or related financial management expertise, in each case as such qualifications are defined under the rules of the NYSE.

      Management is responsible for the preparation, presentation and integrity of Goldman Sachs’ financial statements, accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for performing an independent audit of the financial statements in accordance with generally accepted auditing standards. The independent auditors have free access to the Audit Committee to discuss any matters they deem appropriate.

      In performing its oversight role, the Audit Committee has considered and discussed the audited financial statements with management and the independent auditors. The Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently in effect. The Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect. The Committee has also considered whether the provision of information technology consulting services relating to financial information systems design and implementation and other non-audit services by the independent auditors is compatible with maintaining the auditors’ independence and has discussed with the auditors the auditors’ independence.

      During fiscal 2002, the Audit Committee performed all of its duties and responsibilities under the then applicable Audit Committee Charter. In addition, based on the reports and discussions described in this Report, the Audit Committee recommended to the Board of Directors that the audited financial statements of Goldman Sachs for fiscal 2002 be included in its Annual Report on Form 10-K for such fiscal year.

Audit Committee:

Lord Browne of Madingley, Chairman
John H. Bryan
William W. George*
James A. Johnson

*	A member since December 18, 2002.

Beneficial Ownership of Directors and Executive Officers

      The following table contains certain information regarding beneficial ownership of Common Stock by each current director and each Named Executive Officer as well as by all directors, Named Executive Officers and other current executive officers as a group. All share information is provided as of the close of business on January 31, 2003.

Number of Shares of
Common Stock
Beneficially Owned(a)(b)

Henry M. Paulson, Jr.(c)	3,993,586
John A. Thain(c)	3,193,216
John L. Thornton(c)	3,151,554
Robert J. Hurst(c)	2,764,277
Lloyd C. Blankfein(c)	2,216,508
Robert K. Steel(c)	1,952,768
Lord Browne of Madingley	18,249
John H. Bryan	28,435
William W. George	18,705
James A. Johnson	28,249
Ruth J. Simmons	21,164
All directors, the Named Executive Officers and other executive officers as a group (16 persons)(d)	24,995,562

(a)	For purposes of this table, “beneficial ownership” is determined in accordance with Rule 13d-3 under the U.S. Securities Exchange Act of 1934, pursuant to which a person or group of persons is deemed to have “beneficial ownership” of any shares of Common Stock that such person has the right to acquire within 60 days. In light of the nature of fully vested RSUs and fully vested stock options, we have also included in this table shares of Common Stock underlying fully vested RSUs and fully vested stock options (without giving effect to accelerated vesting that might result upon “retirement”). For purposes of computing the percentage of outstanding shares of Common Stock held by each person or group of persons named above, any shares which such person or persons has the right to acquire within 60 days (as well as the shares of Common Stock underlying fully vested RSUs and fully vested stock options) are deemed to be outstanding but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

The shares of Common Stock underlying fully vested RSUs included in the table are as follows: Mr. Paulson — 131,500; Mr. Thain — 112,476; Mr. Thornton — 112,476; Mr. Hurst — 94,466; Mr. Blankfein — 96,792; Mr. Steel — 92,768; Lord Browne — 11,714; Mr. Bryan — 7,382; Mr. George — 3,000; Mr. Johnson — 7,714; Dr. Simmons — 9,164; and all directors, Named Executive Officers and other executive officers as a group — 949,559. The shares of Common Stock underlying fully vested stock options included in the table are as follows: Mr. Paulson — 80,028; Mr. Thain — 69,689; Mr. Thornton — 69,689; Mr. Hurst — 44,778; Mr. Blankfein — 79,586; Mr. Steel — 51,808; Lord Browne — 6,000; Mr. Bryan — 18,000; Mr. George — 5,705; Mr. Johnson — 18,000; Dr. Simmons — 12,000; and all directors, Named Executive Officers and other executive officers as a group — 602,520.

(b)	Except as discussed in footnotes (c) and (d) below, all directors, Named Executive Officers and other executive officers have sole voting power and sole dispositive power over all shares of Common Stock beneficially owned by them. No individual director, Named Executive Officer or other executive officer beneficially owned in excess of 1% of the outstanding Common Stock. The group consisting of all directors, director nominees, Named Executive Officers and other executive officers beneficially owned approximately 5.30% of the outstanding shares of Common Stock (4.97% not including fully vested RSUs and fully vested stock options).

(c)	Excludes any shares of Common Stock subject to the Shareholders’ Agreement that are owned by other parties to the Shareholders’ Agreement. While each of Messrs. Paulson, Thain, Thornton, Hurst, Blankfein and Steel is a party to the Shareholders’ Agreement, and each of Messrs. Paulson, Thain, Thornton and, until the date of the Annual Meeting, Hurst is (and after the date of the Annual Meeting if Mr. Blankfein is elected to the Board of Directors, he will be) a member of the Shareholders’ Committee, each disclaims beneficial ownership of the shares of Common Stock subject to the Shareholders’ Agreement, other than those specified above for each such person individually. See “Introduction — Voting Arrangements” for a discussion of the Shareholders’ Agreement.

Includes shares of Common Stock beneficially owned by certain estate planning vehicles of our Named Executive Officers and Mr. Hurst, as follows: Mr. Paulson — 200,000; Mr. Thain — 575,000; Mr. Blankfein — 500,000; Mr. Hurst — 600,000; and Mr. Steel — 500,000.

Includes shares of Common Stock beneficially owned by the private charitable foundations of certain of our Named Executive Officers and Mr. Hurst, as follows: Mr. Thain — 151,990; Mr. Thornton — 86,303; Mr. Blankfein — 20,919; and Mr. Hurst — 39,217. Each Named Executive Officer disclaims beneficial ownership of these shares.

(d)	Each executive officer is a party to the Shareholders’ Agreement and each disclaims beneficial ownership of the shares of Common Stock subject to the Shareholders’ Agreement that are owned by other parties to the Shareholders’ Agreement. See “Introduction — Voting Arrangements” for a discussion of the Shareholders’ Agreement.

Includes an aggregate of 2,625,000 shares of Common Stock beneficially owned by the estate planning vehicles of certain of our current executive officers.

Includes an aggregate of 397,080 shares of Common Stock beneficially owned by the private charitable foundations of certain of our current executive officers. Each such executive officer disclaims beneficial ownership of these shares.

Includes an aggregate of 18,628 shares of Common Stock beneficially owned by certain current executive officers through the DCP Trust.

Beneficial Owners of More Than Five Percent

      Based on filings made under Section 13(d) and Section 13(g) of the U.S. Securities Exchange Act of 1934, as of January 31, 2003, the only persons known by us to be beneficial owners of more than 5% of our Common Stock were as follows:

	Number of Shares
	of Common Stock	Percent
Name and Address of Beneficial Owner	Beneficially Owned	of Class

Parties to Shareholders’ Agreement c/o The Goldman Sachs Group, Inc. 85 Broad Street New York, New York 10004	185,874,321(a )	39.4%

(a)	Each person party to the Shareholders’ Agreement disclaims beneficial ownership of the shares subject to the Shareholders’ Agreement held by any other party to the agreement. As of January 31, 2003, 183,460,976 of the shares of Common Stock that are held by parties to the Shareholders’ Agreement are subject to the Shareholders’ Agreement. See “Introduction — Voting Arrangements”.

Certain Relationships and Related Transactions

      We have established private investment funds in order to permit our employees to participate in our merchant banking, venture capital and other similar activities. Many of our employees, their spouses or entities owned or controlled by the employees have invested in these funds. With respect to some of the funds that were offered in fiscal 2000, Goldman Sachs continued to provide “leverage” in fiscal 2002 as a result of having invested in securities with a fixed return issued by these funds; for executive officers, their spouses and entities owned or controlled by them, the leverage was limited to up to a one times basis, with an aggregate limit of $500,000 for their investments in each such fund or related group of funds. Distributions (which result from, and might include the return of, the investments made by such persons in such funds over several years) of greater than $60,000 in fiscal 2002 from certain of these funds to our directors, executive officers or those persons or entities affiliated with them were as follows: Mr. Paulson — $4,131,736; Mr. Thain — $110,000; Mr. Blankfein — $665,618; Mr. Steel — $714,790; Mr. Friedman — $5,995,757; Mr. Hurst — $1,136,710; Kevin W. Kennedy (Executive Vice President — Human Capital Management) — $76,523; Gregory K. Palm (Executive Vice President and General Counsel) — $374,099; and Barry L. Zubrow (former Executive Vice President and Chief Administrative Officer) — $374,099. Affiliates of Goldman Sachs generally bear overhead and administrative expenses for, and may provide certain other services free of charge to, the funds. In addition, certain of our directors and executive officers from time to time invest their personal funds directly in other funds managed by Goldman Sachs on the same terms and with the same conditions as the other investors in these funds, who are not our directors, executive officers or employees.

      Goldman Sachs, in the ordinary course of business, maintained margin accounts for certain of its directors and executive officers in the 2002 fiscal year. Any credit extended to any director or executive officer pursuant to his or her margin account was made on substantially the same terms, including interest and collateral, as those generally prevailing at the time for comparable third-party extensions of credit, did not involve more than the usual risk of collectibility or present unfavorable terms and was in compliance with all applicable laws and regulations, including the Sarbanes-Oxley Act of 2002.

      Pursuant to the tax indemnification agreement that was entered into among Goldman Sachs and certain former limited partners of Group LP at the time of Goldman Sachs’ initial public offering in 1999, Goldman Sachs provided interest-free advances to certain directors and fiscal 2002 executive officers of greater than $60,000 during fiscal 2001, which advances were increased in fiscal 2002 prior to the enactment of the Sarbanes-Oxley Act of 2002, with respect to the payment of taxes that will be offset by future tax benefits. The cumulative amounts of such advances outstanding in fiscal 2002, all of which have been repaid, were as follows: Mr. Paulson — $200,471; Mr. Thain — $157,444; Mr. Thornton — $82,889; Mr. Blankfein — $109,410; Mr. Hurst — $189,539; Robert S. Kaplan (Vice Chairman of Goldman Sachs) — $99,257; Mr. Kennedy — $136,270; Mr. Palm — $97,062; Mr. Steel — $82,889; Mr. Viniar — $75,564; and Mr. Zubrow — $111,130.

Item 2.     Ratification of Selection of Independent Auditors

      At the recommendation of the Audit Committee of the Board of Directors, PricewaterhouseCoopers LLP have been selected by the Board of Directors as our independent auditors for our fiscal year ending November 28, 2003. We are submitting our selection of independent auditors for shareholder ratification at the Annual Meeting.

      A representative of PricewaterhouseCoopers LLP is expected to be present at the Annual Meeting, will have the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions from shareholders.

      Our organizational documents do not require that our shareholders ratify the selection of PricewaterhouseCoopers LLP as our independent auditors. We are doing so (as we have done in prior years) because we believe it is a matter of good corporate practice. If our shareholders do not ratify the selection, the Audit Committee will reconsider whether or not to retain PricewaterhouseCoopers LLP, but still may retain them. Even if the selection is ratified, the Audit Committee, in its discretion, may change the appointment at any time during the year if it determines that such a change would be in the best interests of Goldman Sachs and its shareholders.

      The Audit Committee, or a designated member thereof, pre-approves each audit and non-audit service rendered by PricewaterhouseCoopers LLP to Goldman Sachs.

Audit Fees

      The aggregate fees billed by PricewaterhouseCoopers LLP for professional services rendered for the audit of Goldman Sachs’ annual financial statements for the fiscal year ended November 29, 2002 and for the reviews of the financial statements included in Goldman Sachs’ Quarterly Reports on Form 10-Q for the fiscal quarters of our 2002 fiscal year were $14.6 million.

Financial Information Systems Design and Implementation Fees

      PricewaterhouseCoopers LLP billed no fees for professional services rendered to Goldman Sachs for information technology services relating to financial information systems design and implementation for our fiscal year ended November 29, 2002.

All Other Fees

      In addition to the fees described above, for the fiscal year ended November 29, 2002, PricewaterhouseCoopers LLP billed Goldman Sachs approximately $4.5 million for audit-related services, approximately $4.3 million for tax advisory services and approximately $1.5 million for consulting services, with no such consulting services having been provided subsequent to the second quarter of our 2002 fiscal year.

Other Fees Paid by Managed Funds

      In addition to the fees described above, certain merchant banking, venture capital and similar funds managed by Goldman Sachs utilize PricewaterhouseCoopers LLP to provide audit and other services and pay fees in connection therewith. The aggregate fees paid by these funds to PricewaterhouseCoopers LLP for the year ended December 31, 2002 were $8.6 million for audit services and $2.2 million for tax and other audit-related services. No consulting services were provided.

Directors’ Recommendation

      The Board of Directors unanimously recommends a vote FOR ratification of the appointment of PricewaterhouseCoopers LLP as our independent auditors for our fiscal year ending November 28, 2003. Unless a contrary choice is specified, proxies solicited by the Board of Directors will be voted FOR ratification of the appointment.

Item 3.     Approval of The Goldman Sachs Amended and Restated Stock Incentive Plan

      On January 16, 2003, upon the recommendation of our Compensation Committee, our Board of Directors unanimously approved the Stock Incentive Plan, subject to approval by our shareholders at the Annual Meeting. The Stock Incentive Plan will be applicable only to awards granted on or after the date the Stock Incentive Plan is approved by shareholders (the “Effective Date”), and will replace the 1999 Stock Incentive Plan for all awards granted on or after the Effective Date.

      The Stock Incentive Plan generally updates the 1999 Stock Incentive Plan to reflect certain administrative rules and procedures that were applicable in practice to the 1999 Stock Incentive Plan, and to permit certain Options and stock appreciation rights (“SARs”) that may be granted in the 2003 fiscal year and thereafter to be considered “qualified performance-based compensation” as defined under regulations interpreting section 162(m) of the Code. Section 162(m) of the Code limits the deductibility of compensation in excess of $1 million paid by a publicly traded corporation to certain “covered employees” unless it is “qualified performance-based compensation.” Under current regulations interpreting section 162(m), the grant by a committee of “outside directors” of at-the-money options and stock appreciation rights under a shareholder approved plan that expressly limits the amount of such grants that can be made to any individual employee over a specified period of time is considered “qualified performance-based compensation.” Notwithstanding the adoption of the Stock Incentive Plan and its submission to shareholders, we reserve the right to pay our employees, including recipients of awards under the Stock Incentive Plan, amounts which may or may not be deductible under section 162(m) or other provisions of the Code.

      The following summary of the material terms of the Stock Incentive Plan is qualified in its entirety by reference to the complete text of the Stock Incentive Plan, which is attached hereto as Annex F.

Overview

      The purpose of the Stock Incentive Plan is to attract, retain and motivate officers, directors, employees (including prospective employees), consultants and others who may perform services for Goldman Sachs to compensate them for their contributions to the long-term growth and profits of Goldman Sachs and to encourage them to acquire a proprietary interest in the success of Goldman Sachs. Awards may be made to any director, officer or employee (including a prospective employee) of Goldman Sachs and to any consultant to Goldman Sachs selected by the committee that administers the Stock Incentive Plan. The Stock Incentive Plan provides for grants of incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock, restricted stock units, dividend equivalent rights and other equity-based and equity-related awards (collectively, “Awards”). The Stock Incentive Plan will terminate, and no more Awards will be granted, after the tenth anniversary of the Effective Date. The termination of the Stock Incentive Plan after the tenth anniversary will not affect previously granted Awards.

Administration

      The Stock Incentive Plan generally will be administered by a committee appointed by our Board of Directors (the “SIP Committee”). To the extent we decide that it is appropriate for compensation realized from Awards to be considered “qualified performance-based compensation” under section 162(m) of the Code, the SIP Committee will be a committee or subcommittee of the Board of Directors made up of two or more directors, each of whom is an “outside director” within the meaning of section 162(m) of the Code.

      The SIP Committee may allocate among its members and/or delegate to any person who is not a member of the SIP Committee or to any administrative group within Goldman Sachs, any of its powers, responsibilities and duties. The Board of Directors, in its sole discretion, also may grant Awards or administer the Stock Incentive Plan. Unless otherwise determined by the Board of Directors, our Compensation Committee will constitute the SIP Committee.

      The SIP Committee will have complete control over the administration of the Stock Incentive Plan and will have sole discretion to make all determinations in respect of the Stock Incentive Plan (including, for example, the ability to determine whether individual Awards may be settled in cash, shares of Common Stock, other Awards or other property).

Amendment

      The Board of Directors may, at any time, suspend, discontinue, revise or amend the Stock Incentive Plan in any respect whatsoever, including in any manner that adversely affects the rights, duties or obligations of any recipients of Awards. In general, shareholder approval of any suspension, discontinuance, revision or amendment will be obtained only to the extent necessary to comply with any applicable law, rule or regulation.

Eligibility

      Awards may be made to officers, directors, employees (including prospective employees), consultants and other individuals who may perform services for Goldman Sachs, as the SIP Committee selects. As of January 31, 2003, approximately 19,000 officers, directors and employees would have been eligible to receive Awards under the Stock Incentive Plan.

Shares Subject to the Plan; Other Limitations of Awards

      The total number of shares of Common Stock that may be delivered pursuant to Awards granted under the Stock Incentive Plan on or after the Effective Date initially may not exceed 250,000,000 shares. Beginning November 29, 2008 and each fiscal year thereafter the number of shares of Common Stock that may be delivered pursuant to Awards granted under the Stock Incentive Plan after the Effective Date may not exceed 5% of the issued and outstanding shares of Common Stock, determined as of the last day of the immediately preceding fiscal year, increased by the number of shares available for Awards in previous fiscal years but not then covered by Awards granted in such years. These shares may be authorized but unissued shares of Common Stock or authorized and issued shares of Common Stock held in our treasury or otherwise acquired for the purposes of the Stock Incentive Plan. If, after the Effective Date, any Award that is granted on or after the Effective Date is forfeited or otherwise terminates or is canceled without the delivery of shares of Common Stock, shares of Common Stock are surrendered or withheld from any Award to satisfy any obligation of the Award recipient (including federal, state or foreign taxes) or shares of Common Stock owned by an Award recipient are tendered to pay the exercise price of any Award granted under the Stock Incentive Plan, then the shares covered by such forfeited, terminated or canceled Award or which are equal to the number of shares surrendered, withheld or tendered will again become available to be delivered pursuant to Awards granted under the Stock Incentive Plan. In addition, any shares of Common Stock (a) delivered by Goldman Sachs, (b) with respect to Awards which are made by Goldman Sachs and (c) with respect to which Goldman Sachs becomes obligated to make Awards, in each case through the assumption of, or in substitution for, outstanding awards previously granted by an acquired entity, will not count against the shares of Common Stock available to be delivered pursuant to Awards under the Stock Incentive Plan.

      No more than 100,000,000 shares of Common Stock may be delivered under the Stock Incentive Plan pursuant to the exercise of incentive stock options granted under the Stock Incentive Plan.

      The maximum number of shares of Common Stock with respect to which Options or SARs may be granted to an individual recipient (i) in our fiscal year ending November 28, 2003 is 2,500,000 shares of Common Stock and (ii) in each subsequent fiscal year will equal 105% of the maximum number for the preceding fiscal year.

      The SIP Committee has the authority (but not the obligation) to adjust the number of shares of Common Stock issuable under the Stock Incentive Plan and to adjust the terms of any outstanding Awards, in such manner as it deems appropriate to prevent the enlargement or dilution of rights, or otherwise with respect to Awards, for any increase or decrease in the number of issued shares of Common Stock (or issuance of shares of stock other than shares of Common Stock) resulting from certain corporate transactions that affect the capitalization of Goldman Sachs.

Types of Awards

      The Stock Incentive Plan provides for Awards in the form of Options intended to qualify as incentive stock options under section 422 of the Code (“ISOs”), nonqualified stock options, SARs, restricted stock (“Restricted Shares”), RSUs, dividend equivalent rights and other equity-based or equity-related awards pursuant to which Common Stock, cash or other property may be delivered to the Award recipient. Each Award will be evidenced by an award agreement (an “Award Agreement”), which will govern that Award’s terms and conditions.

      Options entitle the recipient to purchase shares of Common Stock at the exercise price specified by the SIP Committee in the recipient’s Award Agreement. An SAR may entitle the recipient to receive shares of Common Stock, cash or other property equal in value to the appreciation of the Common Stock over the exercise price specified by the SIP Committee in the recipient’s Award Agreement. Options and SARs will become vested and exercisable as and when specified in the recipient’s Award Agreement. Outstanding and exercisable Options and SARs may be exercised in accordance with procedures established by the SIP Committee.

      A Restricted Share is a share of Common Stock that is registered in the recipient’s name, but that is subject to certain transfer and/or forfeiture restrictions for a period of time as specified in the recipient’s Award Agreement. The recipient of a Restricted Share will have the rights of a shareholder, subject to any restrictions and conditions specified by the SIP Committee in the recipient’s Award Agreement.

      An RSU is an unfunded, unsecured right to receive a share of Common Stock (or cash or other property) at a future date upon satisfaction of the conditions specified by the SIP Committee in the recipient’s Award Agreement.

      A dividend equivalent right represents an unfunded and unsecured promise to pay to the recipient an amount equal to all or any portion of the regular cash dividends that would be paid on a specified number of shares of Common Stock if such shares were owned by the recipient. The conditions and restrictions for payments in connection with dividend equivalent rights will be determined by the SIP Committee as specified in the recipient’s Award Agreement. A dividend equivalent right may be granted alone or in connection with another Award.

      No recipient of any Award under the Stock Incentive Plan will have any of the rights of a shareholder of Goldman Sachs with respect to shares subject to an Award until the delivery of such shares to such person.

      The SIP Committee may provide in any Award Agreement for provisions relating to a “Change in Control”, as defined in the Stock Incentive Plan, which, unless otherwise specified in an Award Agreement, is the same as the definition described under “Item 1 — Election of Directors — Employment Contracts and Change of Control Arrangements”, including the acceleration of the exercisability of, or the lapse of restrictions or deemed satisfaction of goals with respect to, any outstanding Awards.

      Except to the extent otherwise expressly provided in an applicable Award Agreement, no Award (or any rights and obligations thereunder) granted to any person under the Stock Incentive Plan may be sold, exchanged, transferred, assigned, pledged, hypothecated, fractionalized, hedged or otherwise disposed of (including through the use of any cash-settled instrument) other than by will or by the laws of descent and distribution, and all such Awards (and any rights thereunder) shall be exercisable during the life of the recipient only by the recipient or by the recipient’s legal representative.

      The expiration date of each Award will be determined by the SIP Committee and specified in a recipient’s Award Agreement. Awards under the Stock Incentive Plan may be granted in lieu of, or determined by reference to, cash bonus and/or other compensation. As of January 31, 2003, the closing price of a share of Common Stock was $68.10.

New Plan Benefits

      The amount of each participant’s Award for the 2003 fiscal year (which runs from November 30, 2002 through November 28, 2003) will be determined based on the discretion of the SIP Committee and therefore cannot be calculated. As a result, we cannot determine the number or type of Awards that will be granted under the Stock Incentive Plan to any participant for the 2003 fiscal year.

U.S. Federal Tax Implications of Option Awards and SARs

      The following is a brief description of the U.S. federal income tax consequences generally arising with respect to the grant of Options or SARs.

      The grant of an Option or SAR will create no tax consequences for the recipient or Goldman Sachs. A recipient will not recognize taxable income upon exercising an ISO (except that the alternative minimum tax may apply). Upon exercising an Option (other than an ISO) or SAR, the recipient generally will recognize ordinary income equal to the excess of the fair market value of the freely transferable and nonforfeitable shares (and/or cash or other property) acquired on the date of exercise over the exercise price.

      Upon a disposition of shares acquired upon exercise of an ISO before the end of the applicable ISO holding periods, the recipient generally will recognize ordinary income equal to the lesser of (i) the excess of the fair market value of the shares at the date of exercise of the ISO over the exercise price, or (ii) the amount realized upon the disposition of the ISO shares over the exercise price. Otherwise, a recipient’s disposition of shares acquired upon the exercise of an Option (including an ISO for which the ISO holding periods are met) or SAR generally will result in short-term or long-term (which will always be the case for ISOs if the holding periods are met) capital gain or loss measured by the difference between the sale price and the recipient’s tax basis in such shares (the tax basis in option shares generally being the exercise price plus any amount recognized as ordinary income in connection with the exercise of the Option).

      Goldman Sachs generally will be entitled to a tax deduction equal to the amount recognized as ordinary income by the recipient in connection with the exercise of an Option or SAR. Goldman Sachs generally is not entitled to a tax deduction with respect to any amount that represents a capital gain to a recipient or that represents compensation in excess of $1 million paid to “covered employees” that is not “qualified performance-based compensation” under section 162(m) of the Code. Accordingly, Goldman Sachs will not be entitled to any tax deduction with respect to an ISO if the recipient holds the shares for the ISO holding periods prior to disposition of the shares and may not be entitled to any deduction with respect to certain Options or SARs that may be exercised by “covered employees.”

      Adoption of the Stock Incentive Plan, upon the recommendation of our Compensation Committee, was approved by our Board of Directors subject to the receipt of shareholder approval. If the Stock Incentive Plan is not approved by shareholders, no grants will be made under the Stock Incentive Plan.

      The Board unanimously recommends a vote FOR the adoption of the Stock Incentive Plan.

Item 4.	Approval of The Goldman Sachs Restricted Partner Compensation Plan

      On January 16, 2003, upon the recommendation of our Compensation Committee, our Board of Directors unanimously approved the adoption of the Restricted Plan, subject to approval by our shareholders at the Annual Meeting.

      The Restricted Plan is being submitted to shareholders for their approval so that payments of bonuses thereunder will constitute “qualified performance-based compensation” under the provisions of section 162(m) of the Code, which, as discussed above, limits the deductibility of compensation in excess of $1 million paid by a publicly traded corporation to certain “covered employees”, unless the compensation is “qualified performance-based compensation.”

      Under Treasury Regulations promulgated pursuant to section 162(m) of the Code, at least three conditions must be satisfied in order for compensation to qualify as performance-based: (i) the compensation must be payable on account of the attainment of one or more pre-established, objective performance goals; (ii) the material terms of the compensation and the performance goals must be disclosed to and approved by shareholders before payment; and (iii) a committee of the board of directors that is comprised solely of two or more “outside directors” must certify that the performance goals have been satisfied before payment. In an effort to structure the compensation paid to covered employees so as to qualify as “performance-based compensation” under section 162(m) of the Code, the Board of Directors adopted the Restricted Plan subject to shareholder approval at the Annual Meeting. Notwithstanding the adoption of the Restricted Plan and its submission to shareholders, Goldman Sachs reserves the right to pay its employees, including participants in the Restricted Plan, other amounts which may or may not be deductible under section 162(m) or other provisions of the Code.

      The following summary of the material terms of the Restricted Plan is qualified in its entirety by reference to the complete text of the Restricted Plan, which is attached hereto as Annex G.

Overview

      The intent of the Restricted Plan is to continue to perpetuate the sense of partnership and teamwork that exists among our senior professionals, and to reinforce the alignment of employee and shareholder interests, while at the same time resulting in compensation to covered employees constituting “performance-based compensation” under section 162(m) of the Code. Individuals will be selected to participate in the Restricted Plan for a one fiscal year cycle (or portion of a fiscal year cycle) (each a “Contract Period”). Participants who are selected to participate in the Restricted Plan will be paid a Bonus (as defined below) based upon Goldman Sachs’ “Pre-Tax Pre-PCP Earnings” (as defined below).

Administration

      The Restricted Plan generally will be administered by a committee of the Board of Directors made up of at least two directors, each of whom is an “outside director” within the meaning of section 162(m) of the Code (the “Committee”). Unless otherwise determined by the Board of Directors, our Compensation Committee will constitute the Committee. The Board of Directors may, at any time, terminate or amend the Restricted Plan. The Board of Directors may (but is not required to) seek shareholder approval of amendments to the Restricted Plan.

Eligibility and Participation

      Only executive officers and members of the Management Committee are eligible to participate in the Restricted Plan, and no participant in the Restricted Plan may, at the same time, be a participant in the Partner Compensation Plan.

      The Committee selected 29 managing directors to participate in the Restricted Plan for the current Contract Period, which began on November 30, 2002 and will run through November 28, 2003. In connection with the commencement of each subsequent Contract Period, the Committee will select individuals to participate in the Restricted Plan. In its discretion, the Committee may add participants to, or remove participants from, the Restricted Plan at any time during a Contract Period or otherwise, except that no participant may be added after the earlier of the last day of the first fiscal quarter of a Contract Period, or the 90th day after the beginning of a Contract Period or otherwise in a manner not inconsistent with Treasury Regulations under section 162(m) of the Code.

Bonus Awards

      Each participant in the Restricted Plan may be paid a bonus of up to 1% of Goldman Sachs’ Pre-Tax Pre-PCP Earnings in such Contract Period, reduced in the discretion of the Committee by such amount, if any, as the Committee deems appropriate (a participant’s bonus amount for each Contract Period, as so reduced, the “Bonus”). Regardless of the 1% formula, in no event will any participant be paid a Bonus in excess of $35 million in any Contract Period.

      Bonuses will be payable, as determined by the Committee, in cash and/or an equity-based award granted under the Stock Incentive Plan of equivalent value (as determined by the Committee, provided that in determining the number of RSUs, restricted shares of Common Stock or unrestricted shares of Common Stock that is equivalent to a dollar amount, that dollar amount shall be divided by the average of the closing prices of Common Stock over the last 10 trading days in the applicable fiscal year) with the cash portion paid at such time as bonuses are generally paid for the relevant fiscal year. Any equity-based award will be subject to such terms and conditions (including vesting requirements) as the SIP Committee may determine.

      Unless the Committee indicates otherwise, if a participant’s employment with Goldman Sachs terminates for any reason before the end of a Contract Period, the Committee will have the discretion to determine whether such participant’s Bonus will be forfeited or reduced on a pro-rata basis to reflect the portion of such fiscal year the participant was employed by Goldman Sachs, or to make other arrangements as the Committee deems appropriate.

      Goldman Sachs’ “Pre-Tax Pre-PCP Earnings” means Goldman Sachs’ operating income before taxes as reported in its audited consolidated financial statements for the relevant fiscal year, adjusted to eliminate, with respect to such fiscal year:

•	amounts expensed under each of the Partner Compensation Plan and the Restricted Plan (and any successor or predecessor plan), including amortization of all equity-based awards granted by reference to either such plan;

•	amounts expensed as a result of amortization of equity-based awards granted in connection with Goldman Sachs’ initial public offering or any acquisition;

•	losses related to the impairment of goodwill and other intangible assets;

•	restructuring expenses;

•	gains or losses on disposal of assets or segments of the previously separate companies of a business combination within two years of the date of such combination;

•	gains or losses on the extinguishment of debt;

•	gains on the restructuring of debt or other liabilities;

•	gains or losses that are the direct result of a major casualty or natural disaster;

•	losses resulting from any newly-enacted law, regulation or judicial order; and

•	other expenses, losses, income or gains that are separately disclosed and are unusual in nature or infrequent in occurrence.

These adjustments to Pre-Tax Pre-PCP Earnings will be computed in accordance with generally accepted accounting principles in the United States (“GAAP”). Following the completion of each Contract Period and prior to any Bonus payment, the Committee will certify in writing the Goldman Sachs’ Pre-Tax Pre-PCP Earnings for such Contract Period.

New Plan Benefits

      The amount of each participant’s Bonus for the current Contract Period (which runs from November 30, 2002 through November 28, 2003) will be determined based on our Pre-Tax

Pre-PCP Earnings for the Contract Period and, in addition, will be subject to the Committee’s right to reduce any participant’s Bonus by any amount in its sole discretion. As a result, we cannot determine the amount that would be payable under the Restricted Plan to any participant for the current Contract Period. Moreover, because the Committee can reduce each participant’s Bonus determined under the Restricted Plan’s formula by any amount in its discretion, we cannot determine the amount that would have been paid to any person under the Restricted Plan had it been in effect in the 2002 fiscal year. In this regard, if the Restricted Plan had been in effect in the 2002 fiscal year, the maximum bonus derived under the Restricted Plan’s formula would have been $35 million for each of the 11 executive officer participants and 18 non-executive officer participants who would be eligible to participate in the Restricted Plan in the 2003 fiscal year. We believe that, if the Restricted Plan had been in effect for the 2002 fiscal year, the Committee would have exercised its discretion to reduce each participant’s Bonus. See the Summary Compensation Table on page 11 for the bonuses the Committee actually determined to pay to our Named Executive Officers for the 2002 fiscal year.

      Adoption of the Restricted Plan, upon the recommendation of our Compensation Committee, was approved by our Board of Directors subject to the receipt of shareholder approval. If the Restricted Plan is not approved by shareholders, no amounts will be payable under the Restricted Plan.

      The Board of Directors unanimously recommends a vote FOR the adoption of the Restricted Plan.

Item 5.     Shareholder Proposal

      In accordance with the rules of the SEC, we have set forth below a shareholder proposal, along with the supporting statement of the shareholder proponent, for which Goldman Sachs and the Board of Directors accept no responsibility. The shareholder proposal is required to be voted upon at the Annual Meeting only if properly presented at the Annual Meeting by the shareholder proponent. As explained below, the Board of Directors unanimously recommends that you vote AGAINST the shareholder proposal.

      Evelyn Y. Davis, Watergate Office Building, 2600 Virginia Avenue, N.W., Suite 215, Washington, D.C., owner of 200 shares of Common Stock, is the proponent of the following shareholder proposal. Ms. Davis has informed us that she intends to present the proposal and related supporting statement at the Annual Meeting:

RESOLVED: “That the stockholders of Goldman Sachs recommend that the Board of Directors take the necessary steps to instate the election of directors ANNUALLY, instead of the stagger system which was recently adopted.”

REASONS: “The great majority of New York Stock Exchange listed corporations elect all their directors each year.”

“This insures that ALL directors will be more accountable to ALL shareholders each year and to a certain extent prevents the self-perpetuation of the Board.”

“Last year the owners of 98,466,902 shares, representing approximately 24.5% of shares voting, voted FOR this proposal.”

“If you AGREE, please mark your proxy FOR this resolution.”

Directors’ Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE AGAINST THE SHAREHOLDER PROPOSAL.

      The Board of Directors opposes the proposal, which the shareholder proponent also submitted at the 2002 and 2001 Annual Meetings of Shareholders (where, in accordance with the terms of our By-laws, it was defeated by holders of approximately 79% and 87% of the outstanding shares of Common Stock, respectively), because it believes that electing directors for staggered, three-year terms ensures that a majority of directors will always be familiar with Goldman Sachs’ complex, global businesses. Staggered elections enable the directors to gain, over time, greater familiarity with these businesses. This knowledge assists the directors in fulfilling their duties to our shareholders. Staggered terms also give new directors an opportunity to gain knowledge about our businesses from continuing directors. If all directors were elected annually, a majority of directors could be replaced each year, which could result in directors who are unfamiliar with Goldman Sachs and our businesses. This could jeopardize our long-term strategies and growth plans.

      Electing directors to three-year terms does not reduce their accountability to our shareholders. All directors have the same duties to our shareholders regardless of their term. Our directors’ stock-based compensation program fosters accountability by aligning the directors’ own interests with the interests of all of our shareholders. A substantial portion of all directors’ compensation is equity-based, in the form of RSUs and Options. This long-term, equity-based compensation provides a continuing incentive to the directors to promote Goldman Sachs’ long-term success.

      The Board of Directors unanimously recommends a vote AGAINST the shareholder proposal. Unless a contrary choice is specified, proxies solicited by the Board of Directors will be voted AGAINST the shareholder proposal.

OTHER MATTERS

Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the U.S. Securities Exchange Act of 1934 requires our directors and executive officers, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership of, and transactions in, our equity securities with the SEC. Such directors, executive officers and 10% shareholders are also required to furnish us with copies of all Section 16(a) reports they file. Purchases and sales of our equity securities by such persons are published on our website at http://www.gs.com/investor relations.

      Based on a review of the copies of such reports we received, and on written representations from certain reporting persons, we believe that all Section 16(a) filing requirements applicable to our directors, executive officers and 10% shareholders were complied with during fiscal 2002.

Incorporation by Reference

      To the extent that this Proxy Statement is incorporated by reference into any other filing by Goldman Sachs under the U.S. Securities Act of 1933 or the U.S. Securities Exchange Act of 1934, the sections of this Proxy Statement entitled “Report of the Compensation Committee on Executive Compensation”, “Report of the Audit Committee” (to the extent permitted by the rules of the SEC) and “Stock Price Performance Graph”, as well as the annexes to this Proxy Statement, will not be deemed incorporated, unless specifically provided otherwise in such filing.

Other Matters

      At the date hereof, there are no other matters that the Board of Directors intends to present, or has reason to believe others will present, at the Annual Meeting. If other matters come before the Annual Meeting, the persons named in the accompanying form of proxy will vote in accordance with their best judgment with respect to such matters.

Shareholder Proposals for 2004 Annual Meeting

      Shareholders who, in accordance with the SEC’s Rule 14a-8, wish to present proposals for inclusion in the proxy materials to be distributed by us in connection with our 2004 Annual Meeting must submit their proposals to our Secretary on or before October 30, 2003. As the rules of the SEC make clear, simply submitting a proposal does not guarantee its inclusion.

      In accordance with our By-laws, in order to be properly brought before the 2004 Annual Meeting, a shareholder’s notice of the matter the shareholder wishes to present must be delivered to the Secretary of Goldman Sachs at The Goldman Sachs Group, Inc., 85 Broad Street, New York, New York 10004, not less than 90 nor more than 120 days prior to the first anniversary of the date of this year’s Annual Meeting. As a result, any notice given by or on behalf of a shareholder pursuant to these provisions of our By-laws (and not pursuant to the SEC’s Rule 14a-8) must be received no earlier than December 3, 2003 and no later than January 2, 2004.

Important Notice Regarding Delivery of Shareholder Documents

      In accordance with a notice sent to certain street name shareholders of Common Stock who share a single address, only one copy of this Proxy Statement and our 2002 Annual Report to Shareholders is being sent to that address unless we received contrary instructions from any shareholder at that address. This practice, known as “householding”, is designed to reduce our printing and postage costs. However, if any shareholder residing at such an address wishes to receive a separate copy of this Proxy Statement or our 2002 Annual Report to Shareholders, he or she may contact our Assistant Secretary at The Goldman Sachs Group, Inc., One New York Plaza, 37th Floor, New York, New York 10004, telephone: 212-902-5738, e-mail: james.mchugh@gs.com, and we will deliver those documents to such shareholder promptly upon receiving the request. Any such shareholder may also contact the Assistant Secretary using the above contact information if he or she would like to receive separate proxy statements and annual reports in the future. If you are receiving multiple copies of our annual report and proxy statement, you may request householding in the future by contacting the Assistant Secretary.

Policy on Reporting of Concerns Regarding Accounting Matters

      We have recently adopted a policy on the reporting of concerns regarding accounting matters. Any person, whether or not an employee, who has a concern about the conduct of Goldman Sachs or any of our people, including with respect to our accounting, internal accounting controls or auditing matters, may, in a confidential or anonymous manner, communicate that concern to Sheldon Raab of the law firm of Fried, Frank, Harris, Shriver & Jacobson, our designated external contact for these purposes. Mr. Raab’s telephone number is 212-859-8090 and his e-mail and mailing addresses for these purposes are raabsh@ffhsj.com and Fried, Frank, Harris, Shriver & Jacobson, One New York Plaza, New York, New York 10004, respectively. The full text of this policy is available on our website at http://www.gs.com/investor relations.

VOTING VIA THE INTERNET OR BY TELEPHONE

      Provision has been made for you to vote your shares of Common Stock via the Internet or by telephone. You may also vote your shares by mail. Please see the proxy card or voting instruction form accompanying this Proxy Statement for specific instructions on how to cast your vote by any of these methods.

      Votes submitted via the Internet or by telephone must be received by 11:00 p.m., New York City time, on March 31, 2003. Submitting your vote via the Internet or by telephone will not affect your right to vote in person should you decide to attend the Annual Meeting.

      The Internet and telephone voting procedures are designed to authenticate shareholders’ identities, to allow shareholders to give their voting instructions and to confirm that shareholders’ instructions have been recorded properly. We have been advised that the Internet and telephone voting procedures that have been made available to you are consistent with the requirements of applicable law. Shareholders voting via the Internet and by telephone should understand that there may be costs associated with voting in these manners, such as usage charges from Internet access providers and telephone companies, that must be borne by the shareholder.

By Order of the Board of Directors,

James B. McHugh
Assistant Secretary

New York, New York

Dated: February 27, 2003

Schedule of Annexes

Annex	Document

Annex A	Audit Committee Charter
Annex B	Compensation Committee Charter
Annex C	Corporate Governance and Nominating Committee Charter
Annex D	Corporate Governance Guidelines
Annex E	Code of Business Conduct and Ethics
Annex F	The Goldman Sachs Amended and Restated Stock Incentive Plan
Annex G	The Goldman Sachs Restricted Partner Compensation Plan

Annex A

Amended and restated as of February 10, 2003

Audit Committee Charter

Purpose of Committee

      The purpose of the Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of The Goldman Sachs Group, Inc. (the “Company”) is to:

(a)	assist the Board in its oversight of (i) the integrity of the Company’s financial statements, (ii) the Company’s compliance with legal and regulatory requirements, (iii) the independent auditors’ qualifications and independence, (iv) the performance of the Company’s internal audit function and independent auditors, and (v) the Company’s management of market, credit, liquidity and other financial and operational risks; and

(b)	prepare the report required to be prepared by the Committee pursuant to the rules of the Securities and Exchange Commission (the “SEC”) for inclusion in the Company’s annual proxy statement.

Committee Membership

      The Committee shall consist of no fewer than three members of the Board. The members of the Committee shall each have been determined by the Board to be “independent” under the rules of the New York Stock Exchange, Inc. and, as applicable, under the Sarbanes-Oxley Act of 2002 (the “2002 Act”). The Board shall also determine that each member is “financially literate” and that at least one member has “accounting or related financial management expertise,” in each case as such qualifications are defined by the New York Stock Exchange, Inc., and, to the extent required by the applicable SEC rules, that at least one member of the Committee is an “audit committee financial expert” as defined by the SEC (or if no member is an “audit committee financial expert”, the reason for not having an audit committee financial expert on the Committee). No director may serve as a member of the Committee if such director serves on the audit committees of more than two other public companies unless the Board determines that such simultaneous service would not impair the ability of such director to serve effectively on the Committee, and discloses this determination in the Company’s annual proxy statement. No member of the Committee may receive any compensation from the Company other than (i) director’s fees, which may be received in cash, common stock, equity-based awards or other in-kind consideration ordinarily available to directors; (ii) a pension or other deferred compensation for prior service that is not contingent on future service; and (iii) any other regular benefits that other directors receive.

      Members shall be appointed by the Board based on the recommendations of the Corporate Governance and Nominating Committee and shall serve at the pleasure of the Board and for such term or terms as the Board may determine.

Committee Structure and Operations

      The Board, taking into account the views of the Chairman of the Board, shall designate one member of the Committee as its chairperson. The Committee shall meet at least once during each fiscal quarter, with further meetings to occur, or actions to be taken by unanimous written consent, when deemed necessary or desirable by the Committee or its chairperson.

      The Committee may invite such members of management and other persons to its meetings as it may deem desirable or appropriate. The Committee shall report regularly to the Board summarizing the Committee’s actions and any significant issues considered by the Committee.

Committee Duties and Responsibilities

      The following are the duties and responsibilities of the Committee:

1.	To meet with the independent auditors and the Company’s management, Director of Internal Audit and such other personnel as it deems appropriate and discuss such matters as it considers appropriate, including the matters referred to below. The Committee must meet separately with the independent auditors, the Company’s management, and the Director of Internal Audit periodically, normally at least once each fiscal quarter.

2.	To decide whether to appoint, retain or terminate the Company’s independent auditors, including sole authority to approve all audit engagement fees and terms and to pre-approve all audit and non-audit services to be provided by the independent auditors. The Committee shall monitor and evaluate the auditors’ qualifications, performance and independence on an ongoing basis, and shall be directly responsible for overseeing the work of the independent auditors (including resolving disagreements between management and the auditor regarding financial reporting). In conducting such evaluations, the Committee shall:

•	At least annually, obtain and review a report by the independent auditors describing: the auditors’ internal quality-control procedures; any material issues raised by the most recent internal quality-control review or peer review of the auditors, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the auditors, and any steps taken to deal with any such issues; and (to assess the auditors’ independence) all relationships between the independent auditors and the Company (including information the Company determines is required to be disclosed in the Company’s proxy statement as to services for audit and non-audit services provided to the Company and those disclosures required by Independence Standards Board Standard No. 1, as it may be modified or supplemented).

•	Discuss with the independent auditors any disclosed relationships or services that may impact the objectivity or independence of the independent auditors.

•	Review and evaluate the qualifications, performance and independence of the lead partner of the independent auditors.

•	Take into account the opinions of management and the Director of Internal Audit.

•	Discuss with management the timing and process for implementing the rotation of the lead audit partner, the concurring partner and any other active audit engagement team partner and consider whether there should be a regular rotation of the audit firm itself.

The Committee shall present its conclusions with respect to the independent auditors to the Board for its information at least annually.

3.	To obtain from management in connection with any audit a timely report relating to the Company’s annual audited financial statements describing all critical accounting policies and practices to be used, which report will be reviewed and concurred with by the independent auditors, and to obtain from the independent auditors any material written communications between the independent auditors and management, such as any “management” letter or schedule of unadjusted differences.

4.	To discuss with management and the independent auditors the Company’s annual audited financial statements and quarterly financial statements, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and to discuss with the Company’s Chief Executive Officer and Chief Financial Officer their certifications to be provided pursuant to Sections 302 and 906 of the 2002 Act, including whether the financial statements fairly present, in all material respects, the financial condition, results of operations and cash flows of the Company as of and for the periods presented and whether any significant deficiencies exist in the design or operation of internal controls that could adversely affect the Company’s ability to record, process, summarize and report financial data, any material weaknesses exist in internal controls, or any fraud has occurred, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls. The Committee shall discuss, as applicable: (a) major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company’s selection or application of accounting principles, and major issues as to the adequacy of the Company’s internal controls and any special audit steps adopted in light of material control deficiencies; (b) analyses prepared by management and/or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements; and (c) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company.

5.	To discuss with the independent auditors on at least an annual basis the matters required to be discussed by Statement of Accounting Standards No. 61, as it may be modified or supplemented, as well as any problems or difficulties the auditors encountered in the course of the audit work, including any restrictions on the scope of the independent auditors’ activities or access to requested information, and any significant disagreements with management. Among the items the Committee will consider discussing with the independent auditors are: any accounting adjustments that were noted or proposed by the independent auditors but were “passed” (as immaterial or otherwise); any communications between the audit team and the independent auditor’s national office with respect to auditing or accounting issues presented by the engagement; and any “management” or “internal control” letter issued, or proposed to be issued, by the independent auditors to the Company. The discussion shall also include the responsibilities, budget and staffing of the Company’s internal audit function.

6.	To discuss with management earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies. Discussion of earnings releases as well as financial information and earnings guidance may be done generally (i.e., discussion of the types of information to be disclosed and the type of presentation to be made).

7.	To discuss with management and, as appropriate, the independent auditors periodically, normally on at least an annual basis:

•	The independent auditors’ annual audit scope, risk assessment and plan.

•	The form of independent auditors’ report on the annual financial statements and matters related to the conduct of the audit under generally accepted auditing standards.

•	Comments by the independent auditors on internal controls and significant findings and recommendations resulting from the audit.

8.	To discuss with management periodically, normally on at least an annual basis:

•	The appointment of the Director of Internal Audit.

9.	To discuss with management and the Director of Internal Audit periodically, normally on at least an annual basis:

•	The Internal Audit Charter.

•	The adequacy of the Company’s internal controls.

•	The annual internal audit plan, risk assessment, and significant findings and recommendations and management’s responses thereto.

•	Internal audit staffing.

•	The internal audit function and responsibilities and any scope restrictions encountered during the execution of internal audit responsibilities.

10.	To establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and for the confidential, anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters.

11.	To establish policies governing the hiring by the Company of any current or former employee of the Company’s independent auditors. These policies shall provide that no former employee of the independent auditors who was a member of the Company’s audit engagement team may undertake a financial reporting oversight role at the Company within one year of the date of the commencement of procedures for a review or audit.

12.	To discuss with management periodically, normally on at least an annual basis, management’s assessment of the Company’s market, credit, liquidity and other financial and operational risks, and the guidelines, policies and processes for managing such risks.

13.	To review and monitor the adequacy of the structures, policies and procedures that the Company has developed to assure the integrity of its investment research. As part of this process, the Committee shall meet periodically with the Company’s investment research ombudsman, the Heads of Global Investment Research and such other individuals within the Company who are charged with overseeing the Company’s performance with respect to the investment research area as the Committee may determine.

14.	To discuss with one of the Company’s General Counsel any significant legal, compliance or regulatory matters that may have a material impact on the Company’s business, financial statements or compliance policies.

15.	To obtain assurance from the independent auditors that the audit of the Company’s financial statements was conducted in a manner consistent with Section 10A of the Securities Exchange Act of 1934, as amended, which sets forth certain procedures to be followed in any audit of financial statements required under that Act.

16.	To produce the reports described under “Committee Reports” below.

17.	To discharge any other duties or responsibilities delegated to the Committee by the Board from time to time.

Committee Reports

      The Committee shall produce the following reports and provide them to the Board:

1.	Any report, including any recommendation, or other disclosures required to be prepared by the Committee pursuant to the rules of the SEC for inclusion in the Company’s annual proxy statement.

2.	An annual performance evaluation of the Committee, which evaluation shall compare the performance of the Committee with the requirements of this charter. The performance evaluation shall also include a review of the adequacy of this charter and shall recommend to the Board any revisions the Committee deems necessary or desirable, although the Board shall have the sole authority to amend this charter. The performance evaluation shall be conducted in such manner as the Committee deems appropriate.

Delegation to Subcommittee

      The Committee may, in its discretion, delegate all or a portion of its duties and responsibilities to a subcommittee of the Committee. The Committee may, in its discretion, delegate to one or more of its members the authority to pre-approve any audit or non-audit services to be performed by the independent auditors, provided that any such approvals are presented to the Committee at its next scheduled meeting.

Resources and Authority of the Committee

      The Committee shall have the resources and authority appropriate to discharge its duties and responsibilities, including the authority to select, retain, terminate, and approve the fees and other retention terms of special or independent counsel, accountants or other experts, as it deems appropriate, without seeking approval of the Board or management.

Annex B

Amended and restated as of February 10, 2003

Compensation Committee Charter

Purpose of Committee

      The purpose of the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of The Goldman Sachs Group, Inc. (the “Company”) is to:

(a)	discharge the Board’s responsibilities relating to compensation of the Company’s executives, including overseeing the administration of the Company’s compensation programs and reviewing the compensation of the Company’s executives;

(b)	assist the Board in its oversight of the development, implementation and effectiveness of the Company’s policies and strategies relating to its human capital management function, including but not limited to those policies and strategies regarding recruiting, retention, career development and progression, management succession (other than that within the purview of the Corporate Governance and Nominating Committee), diversity and employment practices; and

(c)	prepare any report on executive compensation required by the rules and regulations of the Securities and Exchange Commission (the “SEC”).

Committee Membership

      The Committee shall consist of no fewer than three members of the Board. The members of the Committee shall each have been determined by the Board to be “independent” under the rules of the New York Stock Exchange, Inc. At least two members of the Committee should qualify as “Non-Employee Directors” for the purposes of Rule 16b-3 under the Securities Exchange Act of 1934, as in effect from time to time (“Rule 16b-3”), and as “outside directors” for the purposes of Section 162(m) of the Internal Revenue Code, as in effect from time to time (“Section 162(m)”). No member of the Committee may receive any compensation from the Company other than (i) director’s fees, which may be received in cash, common stock, equity-based awards or other in-kind consideration ordinarily available to directors; (ii) a pension or other deferred compensation for prior service that is not contingent on future service; and (iii) any other regular benefits that other directors receive.

      Members shall be appointed by the Board based on the recommendations of the Corporate Governance and Nominating Committee and shall serve at the pleasure of the Board and for such term or terms as the Board may determine.

Committee Structure and Operations

      The Board, taking into account the views of the Chairman of the Board, shall designate one member of the Committee as its chairperson. The Committee shall meet at least three times a year, with further meetings to occur, or actions to be taken by unanimous written consent, when deemed necessary or desirable by the Committee or its chairperson.

      The Committee may invite such members of management and other persons to its meetings as it may deem desirable or appropriate. The Committee shall report regularly to the Board summarizing the Committee’s actions and any significant issues considered by the Committee.

Committee Duties and Responsibilities

      The following are the duties and responsibilities of the Committee:

1.	In consultation with senior management, to make recommendations to the Board as to the Company’s general compensation philosophy and to oversee the development and implementation of compensation programs.

2.	To review and approve those corporate goals and objectives established by the Board that are relevant to the compensation of the Company’s Chief Executive Officer (the “CEO”), evaluate the performance of the CEO in light of those goals and objectives, and set the CEO’s compensation level based on this evaluation. As part of this evaluation, the Committee shall consider the evaluation of the CEO conducted by the Corporate Governance and Nominating Committee. In determining the long-term incentive component of CEO compensation, the Committee shall consider, among other factors, the Company’s performance and relative shareholder return, the value of similar incentive awards to chief executive officers at the Company’s principal competitors and other comparable companies, and the awards given to the CEO in past years.

3.	To review and approve the annual compensation of the Company’s executives and any new compensation programs applicable to such executives, to make recommendations to the Board with respect to the Company’s incentive compensation plans and equity-based plans, including the Stock Incentive Plan, the Defined Contribution Plan, the Partner Compensation Plan and the Restricted Partner Compensation Plan, to oversee the activities of the individuals and committees responsible for administering these plans, and to discharge any responsibilities imposed on the Committee by these plans.

4.	To review periodically, as it deems appropriate:

•	benefits and perquisites provided to the Company’s executives; and

•	employment agreements, severance arrangements and change in control agreements and provisions relating to the Company’s executives.

5.	To review annually the application of the compensation process to the Company’s investment research professionals and assess whether that process remains consistent with the Company’s Investment Research Principles.

6.	To review the Company’s policies on the tax deductibility of compensation paid to “covered employees” (as defined by Section 162(m)), and, as and when required, to administer plans, establish performance goals and certify that performance goals have been attained for purposes of Section 162(m).

7.	To discuss with management periodically, as it deems appropriate:

•	reports from management regarding the development, implementation and effectiveness of the Company’s policies and strategies relating to its human capital management function, including but not limited to those policies and strategies regarding recruiting, retention, career development and progression, management succession (other than that within the purview of the Corporate Governance and Nominating Committee), diversity and employment practices;

•	reports from management relating to compensation guarantees; and

•	reports from management regarding the Company’s regulatory compliance with respect to compensation matters.

8.	To prepare and issue the evaluations and reports required under “Committee Reports” below.

9.	To discharge any other duties or responsibilities delegated to the Committee by the Board from time to time.

Committee Reports

      The Committee shall produce the following reports and provide them to the Board:

1.	An annual Report of the Compensation Committee on Executive Compensation for inclusion in the Company’s annual proxy statement in accordance with applicable SEC rules and regulations.

2.	An annual performance evaluation of the Committee, which evaluation shall compare the performance of the Committee with the requirements of this charter. The performance evaluation shall also include a review of the adequacy of this charter and shall recommend to the Board any revisions the Committee deems necessary or desirable, although the Board shall have the sole authority to amend this charter. The performance evaluation shall be conducted in such manner as the Committee deems appropriate.

Delegation to Subcommittee

      The Committee may, in its discretion, delegate all or a portion of its duties and responsibilities to a subcommittee of the Committee, whether or not such delegation is specifically contemplated under any plan or program. In particular, the Committee may delegate the approval of award grants and other transactions and other responsibilities regarding the administration of compensatory programs to a subcommittee consisting solely of members of the Committee who are (i) “Non-Employee Directors” for the purposes of Rule 16b-3, and/or (ii) “outside directors” for the purposes of Section 162(m).

Resources and Authority of the Committee

      The Committee shall have the resources and authority appropriate to discharge its duties and responsibilities, including the authority to select, retain, terminate, and approve the fees and other retention terms of special counsel or other experts or consultants, as it deems appropriate, without seeking approval of the Board or management. With respect to compensation consultants retained to assist in the evaluation of CEO or executive compensation, this authority shall be vested solely in the Committee.

Annex C

Adopted as of February 10, 2003

Corporate Governance and Nominating Committee Charter

Purpose of Committee

      The purpose of the Corporate Governance and Nominating Committee (the “Committee”) of the Board of Directors (the “Board”) of The Goldman Sachs Group, Inc. (the “Company”) is to recommend individuals to the Board for nomination, election or appointment as members of the Board and its committees and to take a leadership role in shaping the corporate governance of the Company, including developing, recommending to the Board and reviewing on an ongoing basis the corporate governance principles and practices that should apply to the Company.

Committee Membership

      The Committee shall consist of all members of the Board who the Board has determined are “independent” under the rules of the New York Stock Exchange, Inc. (an “Independent Director”). No member of the Committee may receive any compensation from the Company other than (i) director’s fees, which may be received in cash, common stock, equity-based awards or other in-kind consideration ordinarily available to directors; (ii) a pension or other deferred compensation for prior service that is not contingent on future service; and (iii) any other regular benefits that other directors receive.

Committee Structure and Operations

      The Board, taking into account the views of the Chairman of the Board, shall designate one member of the Committee as its chairperson. The Committee shall meet at least twice a year, with further meetings to occur, or actions to be taken by unanimous written consent, when deemed necessary or desirable by the Committee or its chairperson.

      The Committee may invite such members of management and other persons to its meetings as it may deem desirable or appropriate. The Committee shall report regularly to the Board summarizing the Committee’s actions and any significant issues considered by the Committee.

Committee Duties and Responsibilities

      The following are the duties and responsibilities of the Committee:

1.	To identify individuals believed to be qualified to become Board members, to recommend to the Board the nominees to stand for election as directors at the annual meeting of stockholders or, if applicable, at a special meeting of stockholders, and in each case to provide to the Board the Committee’s assessment of whether such individual or nominee would be an Independent Director. In the case of a vacancy in the office of a director (including a vacancy created by an increase in the size of the Board), the Committee shall recommend to the Board an individual to fill such vacancy through appointment by the Board. In recommending candidates, the Committee shall place primary emphasis on the criteria set forth under “Selection of Directors — Nominations and Appointments” in the Company’s Corporate Governance Guidelines. The Committee may consider candidates proposed by management, but is not required to do so.

2.	To review periodically as it deems appropriate, but at least annually, the standards to be applied by the Board in making determinations as to whether a director should be deemed an Independent Director, to recommend to the Board any modifications to these standards that the Committee deems desirable, and to provide to the Board the Committee’s assessment of which directors should be deemed Independent Directors under the then-current standards and under any recommended modifications to the standards.

3.	In the case of a director nominee to fill a Board vacancy created by an increase in the size of the Board, to make a recommendation (as required) to the Board as to the class of directors in which the individual should serve.

4.	To identify Board members qualified to fill vacancies on any committee of the Board (including the Committee), to recommend that the Board appoint the identified member or members to the respective committee and to recommend to the Board any member of a committee that should be removed from such committee. In recommending a candidate for committee membership or removal from a committee, the Committee shall take into consideration the factors set forth in the charter of the committee, if any, as well as any other factors it deems appropriate, including without limitation the candidate’s judgment, character, expertise, skills, knowledge and experience in light of the duties and responsibilities of the committee, the interplay of the candidate’s expertise, skills, knowledge and experience with that of other committee members and whether the candidate is an Independent Director.

5.	To review the continuation on the Board of any director who has tendered a letter of proposed retirement or resignation from the Board and to recommend to the Board whether, in light of all the circumstances, the Board should accept such proposed retirement or resignation or request that the director continue to serve.

6.	To make recommendations to the Board from time to time as to changes that the Committee believes to be desirable in the size of the Board or any committee thereof.

7.	To make recommendations to the Board from time to time as to the establishment of any new committees of the Board that the Committee believes to be necessary or desirable.

8.	To annually conduct an evaluation of the performance of the Board and, through its chairperson, to communicate this evaluation to the full Board. The performance evaluation shall be conducted in such manner as the Committee deems appropriate.

9.	To review periodically the form and amounts of director compensation and make recommendations to the Board with respect thereto.

10.	To annually conduct an evaluation of the performance of the Company’s Chief Executive Officer (the “CEO”) and, through its chairperson, to communicate this evaluation to the CEO and the chairperson of the Compensation Committee. The performance evaluation shall be conducted in such manner as the Committee deems appropriate.

11.	To review and concur in the CEO’s management succession plan at least annually.

12.	To develop and recommend to the Board a set of corporate governance principles and practices applicable to the Company and, at least once a year, to review those principles and practices and recommend to the Board any revisions the Committee deems necessary or desirable.

13.	To prepare and issue the evaluation required under “Performance Evaluation” below.

14.	To discharge any other duties or responsibilities delegated to the Committee by the Board from time to time.

Performance Evaluation

      The Committee shall produce and provide to the Board an annual performance evaluation of the Committee, which evaluation shall compare the performance of the Committee with the requirements of this charter. The performance evaluation shall also include a review of the adequacy of this charter and shall recommend to the Board any revisions the Committee deems necessary or desirable, although the Board shall have the sole authority to amend this charter. The performance evaluation shall be conducted in such manner as the Committee deems appropriate.

Delegation to Subcommittee

      The Committee may, in its discretion, delegate all or a portion of its duties and responsibilities to a subcommittee of the Committee.

Resources and Authority of the Committee

      The Committee shall have the resources and authority appropriate to discharge its duties and responsibilities, including the authority to select, retain, terminate, and approve the fees and other retention terms of special counsel or other experts or consultants, as it deems appropriate, without seeking approval of the Board or management. With respect to consultants or search firms used to identify director candidates and compensation consultants retained to assist in the evaluation of director compensation, this authority shall be vested solely in the Committee.

Annex D

Adopted as of February 10, 2003

Corporate Governance Guidelines

I. Introduction

      The Board of Directors (the “Board”) of The Goldman Sachs Group, Inc. (the “Company”), acting on the recommendation of its Corporate Governance and Nominating Committee, has adopted these corporate governance principles (the “Guidelines”) to promote the effective functioning of the Board and its committees, to promote the interests of stockholders, and to ensure a common set of expectations as to how the Board, its various committees, individual directors and management should perform their functions.

II. Board Composition and Size

      The members of the Board should collectively possess a broad range of skills, expertise, industry and other knowledge, and business and other experience useful to the effective oversight of the Company’s business. A majority of the Board shall consist of directors who the Board has determined are “independent” under the rules of the New York Stock Exchange, Inc. (an “Independent Director”).

      It is the sense of the Board that, absent special circumstances, the Board should consist of no more than 15 members in order to facilitate its functioning.

III. Selection of Chairman of the Board and Chief Executive Officer

      The Board shall select its chairman (the “Chairman”) and the Company’s chief executive officer (the “CEO”) in any way it considers in the best interests of the Company. Therefore, the Board does not have a policy on whether the role of Chairman and CEO should be separate or combined and, if it is to be separate, whether the Chairman should be selected from the independent directors or should be an employee of the Company.

IV. Selection of Directors

      Nominations and Appointments. The Board’s Corporate Governance and Nominating Committee shall be responsible for identifying and recommending to the Board qualified candidates for Board membership, based primarily on the following criteria:

•	Judgment, character, expertise, skills and knowledge useful to the oversight of the Company’s business;

•	Diversity of viewpoints, backgrounds, experiences and other demographics;

•	Business or other relevant experience; and

•	The extent to which the interplay of the candidate’s expertise, skills, knowledge and experience with that of other Board members will build a Board that is effective, collegial and responsive to the needs of the Company.

      The Corporate Governance and Nominating Committee shall also be responsible for initially assessing whether a candidate would be an Independent Director. The Board, taking into consideration the recommendations of the Corporate Governance and Nominating Committee, shall be responsible for selecting the nominees for election to the Board by the stockholders and for appointing directors to the Board to fill vacancies, with primary emphasis on the criteria set forth above. The Board, taking into consideration the assessment of the Corporate Governance and Nominating Committee, shall also make a determination as to whether a nominee or appointee would be an Independent Director.

      Invitations. The invitation to join the Board shall be extended by the Board via the Chairman and either the chairperson of the Corporate Governance and Nominating Committee or another independent director of the Company designated by the Chairman and the chairperson of the Corporate Governance and Nominating Committee.

V. Continuation as a Director

      Review of Continuation Based on Age. Upon attaining the age of 72 and annually thereafter, a director shall tender a letter of proposed retirement from the Board to the chairperson of the Corporate Governance and Nominating Committee. The Corporate Governance and Nominating Committee shall review the director’s continuation on the Board, and recommend to the Board whether, in light of all the circumstances, the Board should accept such proposed retirement or request that the director continue to serve.

      Resignation of Chairman or CEO. A Chairman or CEO who resigns from that position shall tender to the Board a letter of proposed resignation from the Board. The Corporate Governance and Nominating Committee shall review the director’s continuation on the Board, and recommend to the Board whether, in light of all the circumstances, the Board should accept such proposed resignation or request that the director continue to serve.

      Change In Job Responsibility. When a director’s principal occupation or business association changes substantially from the position he or she held when originally invited to join the Board, the director shall tender a letter of proposed resignation from the Board to the chairperson of the Corporate Governance and Nominating Committee. The Corporate Governance and Nominating Committee shall review the director’s continuation on the Board, and recommend to the Board whether, in light of all the circumstances, the Board should accept such proposed resignation or request that the director continue to serve.

VI. The Committees of the Board

      The Board shall have at least three committees: the Audit Committee, the Compensation Committee and the Corporate Governance and Nominating Committee (the “Committees”). Each Committee shall have a written charter. The Board expects to accomplish a substantial amount of its work through the Committees. Each Committee shall report regularly to the Board summarizing the Committee’s actions and any significant issues considered by the Committee.

      Each of the Audit Committee, the Compensation Committee and the Corporate Governance and Nominating Committee shall be composed of no fewer than three members. Each Committee member must satisfy the membership requirements set forth in the relevant Committee charter. A director may serve on more than one Committee.

      The Corporate Governance and Nominating Committee shall be responsible for identifying Board members qualified to fill vacancies on any Committee and recommending that the Board appoint the identified member or members to the applicable Committee. The Board, taking into account the views of the Chairman, shall designate one member of each Committee as chairperson of such Committee. It is the sense of the Board and the Corporate Governance and Nominating Committee that consideration should be given to rotating members of the Committees periodically at about a six-year interval, but they do not believe that such a rotation should be mandated as a policy since there may be reasons at a given point in time to maintain an individual director’s committee membership for a longer period.

VII. Board and Committee Meetings

      The Board shall have at least five meetings each year. Further meetings shall occur if called by the Board, the Chairman, the chairperson of the Corporate Governance and Nominating

Committee, any vice chairman of the Board, the CEO, a president, a chief operating officer or any two directors. The Board may act by unanimous written consent in lieu of a meeting.

      Each Committee shall have the number of meetings provided for in its charter, with further meetings to occur (or action to be taken by unanimous written consent) when deemed necessary or desirable by the Committee or its chairperson.

      The agenda for each Board meeting shall be established by the Chairman and CEO. Any Board member may suggest the inclusion of additional subjects on the agenda. The agenda for each Committee meeting shall be established by the Committee chairperson in consultation with appropriate members of the Committee and with management. Although management will seek to provide appropriate materials in advance of Board and Committee meetings, this will not always be consistent with the timing of transactions and the operations of the business, and in certain cases it may not be possible to circulate materials in advance of the meeting. Materials presented to the Board and Committee members should provide the information needed for the directors to make an informed judgment or engage in informed discussion.

      At least annually, the Chairman and CEO shall issue to the other Board members a schedule of the foreseeable primary agenda subjects intended to be discussed by the Board, and each Committee’s chairperson shall issue to the other Committee members a schedule of the foreseeable primary agenda subjects intended to be discussed by the Committee.

      Unless a Committee expressly determines otherwise, the agenda, materials and minutes for each Committee meeting shall be available to all directors, and all directors shall be free to attend any Committee meeting. In addition, all directors, whether or not members of the Committee, shall be free to make suggestions to a Committee chairperson for additions to the agenda of his or her Committee or to request that an item from a Committee agenda be considered by the Board.

VIII. Executive Sessions

      To ensure free and open discussion and communication among the non-management directors, these directors shall meet in executive session at least twice a year with no members of management present. The chairperson of the Corporate Governance and Nominating Committee shall preside at the executive sessions, unless the non-management directors determine otherwise. These executive sessions shall also constitute meetings of the Corporate Governance and Nominating Committee, with any non-management directors who are not members of such Committee attending by invitation.

      These executive sessions shall serve as the forum for the annual evaluation of the performance of the CEO, the annual review of the CEO’s plan for management succession and the annual evaluation of the performance of the Board.

IX. Board Responsibilities

      The business and affairs of the Company are managed by or under the direction of the Board in accordance with Delaware law. The Board’s responsibility is to provide direction and oversight. The Board establishes the strategic direction of the Company and oversees the performance of the Company’s business and management. The management of the Company is responsible for presenting strategic plans to the Board for review and approval and for implementing the Company’s strategic direction. In performing their duties, the primary responsibility of the directors is to exercise their business judgment in the best interests of the Company.

      Certain specific corporate governance functions of the Board are set forth below:

1.	Management Succession. The Board, acting through the Corporate Governance and Nominating Committee, shall review and concur in a management succession plan, developed by the CEO, to ensure a continuity in senior management. This plan, on which the CEO shall report at least annually, shall address:

•	emergency CEO succession;

•	CEO succession in the ordinary course of business; and

•	succession for the other members of senior management. The plan shall include an assessment of senior management experience, performance, skills and planned career paths.

2.	Evaluating the CEO. The Board, acting through the Corporate Governance and Nominating Committee, shall annually conduct an evaluation of the performance of the CEO. The chairperson of the Corporate Governance and Nominating Committee shall communicate such evaluation to the CEO and the chairperson of the Compensation Committee.

3.	Director Compensation. The Corporate Governance and Nominating Committee shall periodically review the form and amounts of director compensation and make recommendations to the Board with respect thereto. The Board shall set the form and amounts of director compensation, taking into account the recommendations of the Corporate Governance and Nominating Committee. The Board believes that the amount of director compensation should fairly reflect the contributions of the directors to the performance of the Company. Management shall at least annually prepare and provide to the chairperson of the Corporate Governance and Nominating Committee a report on the director compensation policies and practices of the Company’s principal competitors and other comparable companies. Only non-management directors shall receive compensation for services as a director. To create a direct linkage with corporate performance, the Board believes that a meaningful portion of the total compensation of non-management directors should be provided and held in common stock, stock options, restricted stock units or other types of equity-based compensation.

4.	Reviewing and Approving Significant Transactions. Board approval of a particular transaction may be appropriate because of several factors, including:

•	legal or regulatory requirements,

•	the materiality of the transaction to the Company’s financial performance, risk profile or business,

•	the terms of the transaction, or

•	other factors, such as the entering into of a new line of business or a variation from the Company’s strategic plan.

•	To the extent the Board determines it to be appropriate, the Board shall develop standards to be utilized by management in determining types of transactions that should be submitted to the Board for review and approval or notification.

X. Expectations for Directors

      The Board has developed a number of specific expectations of directors to promote the discharge by the directors of their responsibilities and to promote the efficient conduct of the Board’s business. It is understood that the non-management directors are not full-time employees of the Company.

1.	Commitment and Attendance. All directors should make every effort to attend meetings of the Board and the Committees of which they are members. Attendance by telephone or video conference may be used to facilitate a director’s attendance.

2.	Participation in Meetings. Each director should be sufficiently familiar with the business of the Company, including its financial statements and capital structure, and the risks and the competition it faces, to ensure active and effective participation in the deliberations of the Board and of each Committee on which he or she serves. Upon request, management shall make appropriate personnel available to answer any questions a director may have about any aspect of the Company’s business. Directors should also review the materials provided by management and advisors in advance of the meetings of the Board and its Committees and should arrive prepared to discuss the issues presented.

3.	Loyalty and Ethics. In their roles as directors, all directors owe a duty of loyalty to the Company. This duty of loyalty mandates that the best interests of the Company take precedence over any interest possessed by a director.

The Company has adopted a Code of Business Conduct and Ethics. Certain portions of the Code deal with activities of directors, particularly with respect to potential conflicts of interest, the taking of corporate opportunities for personal use and transactions in the securities of the Company. Directors should be familiar with the Code’s provisions in these areas and should consult with one of the Company’s General Counsel in the event of any issues.

4.	Other Directorships and Significant Activities. The Company values the experience directors bring from other boards on which they serve and other activities in which they participate, but recognizes that those boards and activities may also present demands on a director’s time and availability and may present conflicts or legal issues, including independence issues. Directors should advise the chairperson of the Corporate Governance and Nominating Committee and the CEO before accepting membership on other boards of directors or any audit committee or other significant committee assignment on any other board of directors, or establishing other significant relationships with businesses, institutions, governmental units or regulatory entities, particularly those that may result in significant time commitments or a change in the director’s relationship to the Company.

5.	Contact with Management and Employees. All directors shall be free to contact the CEO at any time to discuss any aspect of the Company’s business. Directors shall also have complete access to other employees of the Company. The Board expects that there will be frequent opportunities for directors to meet with the CEO and other members of management in Board and Committee meetings, or in other formal or informal settings.

Further, the Board encourages management to bring into Board meetings from time to time (or otherwise make available to Board members) individuals who can provide additional insight into the items being discussed because of personal involvement and substantial knowledge in those areas.

6.	Speaking on Behalf of the Company. It is important that the Company speak to employees and outside constituencies with a single voice, and that management serve as the primary spokesperson. If a situation does arise in which it seems necessary for a non-management director to speak on behalf of the Company to one of these constituencies, the director should consult with the CEO.

7.	Confidentiality. The proceedings and deliberations of the Board and its committees shall be confidential. Each director shall maintain the confidentiality of information received in connection with his or her service as a director.

XI. Evaluating Board and Committee Performance

      The Board, acting through the Corporate Governance and Nominating Committee, shall conduct an annual self-evaluation. Each Committee shall conduct an annual self-evaluation as provided for in its respective charter.

XII. Orientation and Continuing Education

      Management, working with the Board, shall provide an orientation process for new directors, including background material on the Company and its business. As appropriate, management shall prepare additional educational sessions for directors on matters relevant to the Company and its business.

XIII. Reliance on Management and Outside Advice

      In performing its functions the Board shall be entitled to rely on the advice, reports and opinions of management, counsel, accountants, auditors and other expert advisors. Except as otherwise provided in a charter of a Committee, the Board shall have the authority to select, retain, terminate and approve the fees and other retention terms of its outside advisors.

Annex E

Adopted as of February 10, 2003

Code of Business Conduct and Ethics

Introduction

      This Code of Business Conduct and Ethics (the “Code”) embodies the commitment of The Goldman Sachs Group, Inc. and its subsidiaries to conduct our business in accordance with all applicable laws, rules and regulations and the highest ethical standards. All employees and members of our Board of Directors are expected to adhere to those principles and procedures set forth in this Code that apply to them. We also expect the consultants we retain generally to abide by this Code. (For purposes of Section 406 of the Sarbanes-Oxley Act of 2002 and the rules promulgated thereunder, Section I of this Code shall be our code of ethics for Senior Financial Officers (as defined below).)

      The Code should be read in conjunction with Our Business Principles, which provide in part that, “Integrity and honesty are at the heart of our business. We expect our people to maintain high ethical standards in everything they do, both in their work for the firm and in their personal lives.” Our Business Principles are attached to this Code. Each employee, consultant and director should also read and be familiar with the portions of the Compendium of Firmwide Compliance Policies (the “Compendium”) applicable to such employee, consultant or director, which Compendium is not part of this Code.

SECTION I

A. Compliance and Reporting

      Employees and directors should strive to identify and raise potential issues before they lead to problems, and should ask about the application of this Code whenever in doubt. Any employee or director who becomes aware of any existing or potential violation of this Code should promptly notify, in the case of employees, an appropriate contact listed in the Directory of Contacts included in the Compendium and, in the case of directors and the Chief Executive Officer, the Chief Financial Officer and the Principal Accounting Officer (the “Senior Financial Officers”), one of the firm’s General Counsel (we refer to such contacts as “Appropriate Ethics Contacts”). The firm will take such disciplinary or preventive action as it deems appropriate to address any existing or potential violation of this Code brought to its attention.

      Any questions relating to how these policies should be interpreted or applied should be addressed to an Appropriate Ethics Contact.

B. Personal Conflicts of Interest

      A “personal conflict of interest” occurs when an individual’s private interest improperly interferes with the interests of the firm. Personal conflicts of interest are prohibited as a matter of firm policy, unless they have been approved by the firm. In particular, an employee or director must never use or attempt to use his or her position at the firm to obtain any improper personal benefit for himself or herself, for his or her family members, or for any other person, including loans or guarantees of obligations, from any person or entity.

      Service to the firm should never be subordinated to personal gain and advantage. Conflicts of interest should, to the extent possible, be avoided.

      Any employee or director who is aware of a material transaction or relationship that could reasonably be expected to give rise to a conflict of interest should discuss the matter promptly with an Appropriate Ethics Contact.

C. Public Disclosure

      It is the firm’s policy that the information in its public communications, including SEC filings, be full, fair, accurate, timely and understandable. All employees and directors who are involved in the company’s disclosure process, including the Senior Financial Officers, are responsible for acting in furtherance of this policy. In particular, these individuals are required to maintain familiarity with the disclosure requirements applicable to the firm and are prohibited from knowingly misrepresenting, omitting, or causing others to misrepresent or omit, material facts about the firm to others, whether within or outside the firm, including the firm’s independent auditors. In addition, any employee or director who has a supervisory role in the firm’s disclosure process has an obligation to discharge his or her responsibilities diligently.

D. Compliance with Laws, Rules and Regulations

      It is the firm’s policy to comply with all applicable laws, rules and regulations. It is the personal responsibility of each employee and director to adhere to the standards and restrictions imposed by those laws, rules and regulations. The Compendium provides guidance as to certain of the laws, rules and regulations that apply to the firm’s activities.

      Generally, it is both illegal and against firm policy for any employee or director who is aware of material nonpublic information relating to the firm, any of the firm’s clients or any other private or governmental issuer of securities to buy or sell any securities of those issuers, or recommend that another person buy, sell or hold the securities of those issuers.

      More detailed rules governing the trading of securities by the firm’s employees and directors are set forth in the Compendium. Any employee or director who is uncertain about the legal rules involving his or her purchase or sale of any firm securities or any securities in issuers that he or she is familiar with by virtue of his or her work for the firm should consult with an Appropriate Ethics Contact before making any such purchase or sale.

SECTION II

A. Corporate Opportunities

      Employees and directors owe a duty to the firm to advance the firm’s legitimate business interests when the opportunity to do so arises. Employees and directors are prohibited from taking for themselves (or directing to a third party) a business opportunity that is discovered through the use of corporate property, information or position, unless the firm has already been offered the opportunity and turned it down. More generally, employees and directors are prohibited from using corporate property, information or position for personal gain or competing with the firm.

      Sometimes the line between personal and firm benefits is difficult to draw, and sometimes both personal and firm benefits may be derived from certain activities. The only prudent course of conduct for our employees and directors is to make sure that any use of firm property or services that is not solely for the benefit of the firm is approved beforehand through the Appropriate Ethics Contact.

B. Confidentiality

      In carrying out the firm’s business, employees and directors often learn confidential or proprietary information about the firm, its clients/ customers, prospective clients/ customers or other third parties. Employees and directors must maintain the confidentiality of all information so entrusted to them, except when disclosure is authorized or legally mandated. Confidential or proprietary information includes, among other things, any non-public information concerning the firm, including its businesses, financial performance, results or prospects, and any non-public information provided by a third party with the expectation that the information will be kept confidential and used solely for the business purpose for which it was conveyed. Employees and directors should refer to the policies set forth in the Compendium under “The Use and Misuse of Information — The Chinese Wall and Related Policies” and “Additional Policies Regarding the Protection of Information — Intellectual Property Belonging to Goldman Sachs” for more detailed guidance on this topic.

C. Fair Dealing

      We have a history of succeeding through honest business competition. We do not seek competitive advantages through illegal or unethical business practices. Each employee and director should endeavor to deal fairly with the firm’s clients, service providers, suppliers, competitors and employees. No employee or director should take unfair advantage of anyone through manipulation, concealment, abuse of privileged information, misrepresentation of material facts, or any unfair dealing practice.

D. Equal Employment Opportunity and Harassment

      Our focus in personnel decisions is on merit and contribution to the firm’s success. Concern for the personal dignity and individual worth of every person is an indispensable element in the standard of conduct that we have set for ourselves. The firm affords equal employment opportunity to all qualified persons without regard to any impermissible criterion or circumstance. This means equal opportunity in regard to each individual’s terms and conditions of employment and in regard to any other matter that affects in any way the working environment of the employee. We do not tolerate or condone any type of discrimination prohibited by law, including harassment.

E. Protection and Proper Use of Firm Assets

      All employees should protect the firm’s assets and ensure their efficient use. All firm assets should be used for legitimate business purposes only.

SECTION III

Waivers of This Code

      From time to time, the firm may waive certain provisions of this Code. Any employee or director who believes that a waiver may be called for should discuss the matter with an Appropriate Ethics Contact. Waivers for executive officers (including Senior Financial Officers) or directors of the firm may be made only by the Board of Directors or a committee of the Board.

Annex F

The Goldman Sachs

Amended and Restated Stock Incentive Plan

ARTICLE I

GENERAL

1.1 Purpose

      The purpose of The Goldman Sachs Amended and Restated Stock Incentive Plan is to attract, retain and motivate officers, directors, employees (including prospective employees), consultants and others who may perform services for the Firm (as hereinafter defined), to compensate them for their contributions to the long-term growth and profits of the Firm and to encourage them to acquire a proprietary interest in the success of the Firm.

      The amendments made to The Goldman Sachs 1999 Stock Incentive Plan pursuant to this amendment and restatement shall affect only Awards granted on or after the “Effective Date” (as hereinafter defined). Awards granted prior to the Effective Date shall be governed by the terms of the 1999 SIP and Award Agreements as in effect prior to the Effective Date. The terms of this Plan are not intended to affect the interpretation of the terms of the 1999 SIP as they existed prior to the Effective Date.

1.2 Definitions of Certain Terms

      Unless otherwise specified in an applicable Award Agreement, the terms listed below shall have the following meanings for purposes of the Plan, any Award Agreement and any standardized terms and conditions that may be adopted from time to time by the Committee.

      1.2.1 “Award” means an award made pursuant to the Plan.

      1.2.2 “Award Agreement” means the written document or documents by which each Award is evidenced, including any Award Statement.

      1.2.3 “Award Statement” means a written statement that reflects certain Award terms.

      1.2.4 “Board” means the Board of Directors of GS Inc.

      1.2.5 “Business Day” means any day other than a Saturday, a Sunday or a day on which banking institutions in New York City are authorized or obligated by federal law or executive order to be closed.

      1.2.6 “Cause” means (a) the Grantee’s conviction, whether following trial or by plea of guilty or nolo contendere (or similar plea), in a criminal proceeding (i) on a misdemeanor charge involving fraud, false statements or misleading omissions, wrongful taking, embezzlement, bribery, forgery, counterfeiting or extortion, or (ii) on a felony charge, or (iii) on an equivalent charge to those in clauses (i) and (ii) in jurisdictions which do not use those designations, (b) the Grantee’s engaging in any conduct which constitutes an employment disqualification under applicable law (including statutory disqualification as defined under the Exchange Act), (c) the Grantee’s willful failure to perform the Grantee’s duties to the Firm, (d) the Grantee’s violation of any securities or commodities laws, any rules or regulations issued pursuant to such laws, or the rules and regulations of any securities or commodities exchange or association of which the Firm is a member, (e) the Grantee’s violation of any Firm policy concerning hedging or pledging or confidential or proprietary information, or the Grantee’s material violation of any other Firm policy as in effect from time to time, (f) the Grantee’s engaging in any act or making any statement which impairs, impugns, denigrates, disparages or negatively reflects upon the name, reputation or business interests of the Firm or (g) the Grantee’s engaging in any conduct detrimental to the Firm. The determination as to whether Cause has occurred shall be made by the Committee in its sole discretion and, in such case, the Committee also may, but shall not be required to, specify the date such Cause occurred (including by determining that a prior termination of Employment was for Cause). Any rights the Firm may have hereunder and in any Award Agreement in respect of the events giving rise to Cause shall be in addition to the rights the Firm have under any other agreement with a Grantee or at law or in equity.

      1.2.7 “Certificate” means a stock certificate (or other appropriate document or evidence of ownership) representing shares of Common Stock.

      1.2.8 “Change in Control” means the consummation of a merger, consolidation, statutory share exchange or similar form of corporate transaction involving GS Inc. (a “Reorganization”) or sale or other disposition of all or substantially all of GS Inc.’s assets to an entity that is not an affiliate of GS Inc. (a “Sale”), that in each case requires the approval of GS Inc.’s stockholders under the law of GS Inc.’s jurisdiction of organization, whether for such Reorganization or Sale (or the issuance of securities of GS Inc. in such Reorganization or Sale), unless immediately following such Reorganization or Sale, either: (a) at least 50% of the total voting power (in respect of the election of directors, or similar officials in the case of an entity other than a corporation) of (i) the entity resulting from such Reorganization, or the entity which has acquired all or substantially all of the assets of GS Inc. in a Sale (in either case, the “Surviving Entity”), or (ii) if applicable, the ultimate parent entity that directly or indirectly has beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act, as such Rule is in effect on the date of the adoption of the 1999 SIP) of 50% or more of the total voting power (in respect of the election of directors, or similar officials in the case of an entity other than a corporation) of the Surviving Entity (the “Parent Entity”) is represented by GS Inc.’s securities (the “GS Inc. Securities”) that were outstanding immediately prior to such Reorganization or Sale (or, if applicable, is represented by shares into which such GS Inc. Securities were converted pursuant to such Reorganization or Sale) or (b) at least 50% of the members of the board of directors (or similar officials in the case of an entity other than a corporation) of the Parent Entity (or, if there is no Parent Entity, the Surviving Entity) following the consummation of the Reorganization or Sale were, at the time of the Board’s approval of the execution of the initial agreement providing for such Reorganization or Sale, individuals (the “Incumbent Directors”) who either (i) were members of the Board on the Effective Date or (ii) became directors subsequent to the Effective Date and whose election or nomination for election was approved by a vote of at least two-thirds of the Incumbent Directors then on the Board (either by a specific vote or by approval of GS Inc.’s proxy statement in which such persons are named as nominees for director).

      1.2.9 “Client” means any client or prospective client of the Firm to whom the Grantee provided services, or for whom the Grantee transacted business, or whose identity became known to the Grantee in connection with the Grantee’s relationship with or employment by the Firm.

      1.2.10 “Code” means the Internal Revenue Code of 1986, as amended from time to time, and the applicable rulings and regulations thereunder.

      1.2.11 “Committee” means the committee appointed by the Board to administer the Plan pursuant to Section 1.3 and, to the extent the Board determines it is appropriate for the compensation realized from Awards under the Plan to be considered “performance based” compensation under Section 162(m) of the Code, shall be a committee or subcommittee of the Board composed of two or more members, each of whom is an “outside director” within the meaning of Code Section 162(m), and which, to the extent the Board determines it is appropriate for Awards under the Plan to qualify for the exemption available under

Rule 16b-3(d)(1) or Rule 16b-3(e) promulgated under the Exchange Act, shall be a committee or subcommittee of the Board composed of two or more members, each of whom is a “non-employee director” within the meaning of Rule 16b-3. Unless otherwise determined by the Board, the Committee shall be the Compensation Committee of the Board.

      1.2.12 “Common Stock” means common stock of GS Inc., par value $0.01 per share.

      1.2.13 “Competitive Enterprise” means a business enterprise that (a) engages in any activity, (b) owns or controls a significant interest in or (c) is owned by, or a significant interest in which is owned or controlled by, any entity that engages in any activity, that, in any case, competes anywhere with any activity in which the Firm is engaged. The activities covered by this definition include, without limitation, financial services such as investment banking, public or private finance, lending, financial advisory services, private investing (for anyone other than the Grantee and members of the Grantee’s family), merchant banking, asset or hedge fund management, insurance or reinsurance underwriting or brokerage, property management, or securities, futures, commodities, energy, derivatives or currency brokerage, sales, lending, custody, clearance, settlement or trading.

      1.2.14 “Custody Account” means the custody account maintained by a Grantee with The Chase Manhattan Bank or such successor custodian as may be designated by GS Inc.

      1.2.15 “Date of Grant” means the date specified in the Grantee’s Award Agreement as the date of grant of the Award.

      1.2.16 “Delivery Date” means each date specified in the Grantee’s Award Agreement as a delivery date, provided, unless the Committee determines otherwise, such date is during a Window Period or, if such date is not during a Window Period, the first trading day of the first Window Period beginning after such date.

      1.2.17 “Dividend Equivalent Right” means a dividend equivalent right granted under the Plan, which represents an unfunded and unsecured promise to pay to the Grantee amounts equal to all or any portion of the regular cash dividends that would be paid on shares of Common Stock covered by an Award if such shares had been delivered pursuant to an Award.

      1.2.18 “Effective Date” means the date this Plan is approved by the stockholders of GS Inc. pursuant to Section 3.15 hereof.

      1.2.19 “Employment” means the Grantee’s performance of services for the Firm, as determined by the Committee. The terms “employ” and “employed” shall have their correlative meanings. The Committee in its sole discretion may determine (a) whether and when a Grantee’s leave of absence results in a termination of Employment (for this purpose, unless the Committee determines otherwise, a Grantee shall be treated as terminating Employment with the Firm upon the occurrence of an Extended Absence), (b) whether and when a change in a Grantee’s association with the Firm results in a termination of Employment and (c) the impact, if any, of any such leave of absence or change in association on Awards theretofore made. Unless expressly provided otherwise, any references in the Plan or any Award Agreement to a Grantee’s Employment being terminated shall include both voluntary and involuntary terminations.

      1.2.20 “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and the applicable rules and regulations thereunder.

      1.2.21 “Exercise Price” means (i) in the case of Options, the price specified in the Grantee’s Award Agreement as the price-per-share of Common Stock at which such share can be purchased pursuant to the Option or (ii) in the case of SARs, the price specified in the Grantee’s Award Agreement as the reference price-per-share of Common Stock used to calculate the amount payable to the Grantee.

      1.2.22 “Expiration Date” means the date specified in the Grantee’s Award Agreement as the final expiration date of the Award.

      1.2.23 “Extended Absence” means the Grantee’s inability to perform for six (6) continuous months, due to illness, injury or pregnancy-related complications, substantially all the essential duties of the Grantee’s occupation, as determined by the Committee.

      1.2.24 “Fair Market Value” means, with respect to a share of Common Stock on any day, the fair market value as determined in accordance with a valuation methodology approved by the Committee.

      1.2.25 “Firm” means GS Inc. and its subsidiaries and affiliates.

      1.2.26 “Good Reason” means, in connection with a termination of employment by a Grantee following a Change in Control, (a) as determined by the Committee, a materially adverse alteration in the Grantee’s position or in the nature or status of the Grantee’s responsibilities from those in effect immediately prior to the Change in Control or (b) the Firm’s requiring the Grantee’s principal place of Employment to be located more than seventy-five (75) miles from the location where the Grantee is principally Employed at the time of the Change in Control (except for required travel on the Firm’s business to an extent substantially consistent with the Grantee’s customary business travel obligations in the ordinary course of business prior to the Change in Control).

      1.2.27 “Grantee” means a person who receives an Award.

      1.2.28 “GS Inc.” means The Goldman Sachs Group, Inc., and any successor thereto.

      1.2.29 “Incentive Stock Option” means an option to purchase shares of Common Stock that is intended to qualify for special federal income tax treatment pursuant to Sections 421 and 422 of the Code, as now constituted or subsequently amended, or pursuant to a successor provision of the Code, and which is so designated in the applicable Option Award Agreement.

      1.2.30 “Initial Exercise Date” means, with respect to an Option or an SAR, the date specified in the Grantee’s Award Agreement as the initial date on which such Award may be exercised, provided, unless the Committee determines otherwise, such date is during a Window Period or, if such date is not during a Window Period, the first trading day of the first Window Period beginning after such date.

      1.2.31 “1999 SIP” means The Goldman Sachs 1999 Stock Incentive Plan, as in effect prior to the Effective Date.

      1.2.32 “Nonqualified Stock Option” means an option to purchase shares of Common Stock that is not an Incentive Stock Option.

      1.2.33 “Option” means an Incentive Stock Option or a Nonqualified Stock Option or both, as the context requires.

      1.2.34 “Outstanding” means any Award to the extent it has not been forfeited, cancelled, terminated, exercised or with respect to which the shares of Common Stock underlying the Award have not been previously delivered or other payments made.

      1.2.35 “Plan” means The Goldman Sachs Amended and Restated Stock Incentive Plan, as described herein and as hereafter amended from time to time.

      1.2.36 “RSU” means a restricted stock unit Award granted under the Plan, which represents an unfunded and unsecured promise to deliver shares of Common Stock in accordance with the terms of the RSU Award Agreement.

      1.2.37 “RSU Shares” means shares of Common Stock that underlie an RSU.

      1.2.38 “Restricted Share” means a share of Common Stock delivered under the Plan that is subject to certain transfer restrictions, forfeiture provisions and/or other terms and conditions specified herein and in the Restricted Share Award Agreement.

      1.2.39 “Retirement” means termination of the Grantee’s Employment (other than for Cause) on or after the Date of Grant at a time when (a) the sum of the Grantee’s age plus years of service with the Firm (as determined by the Committee in its sole discretion) equals or exceeds 55 and (b) the Grantee has completed at least five (5) years of service with the Firm (as determined by the Committee in its sole discretion).

      1.2.40 “SAR” means a stock appreciation right granted under the Plan, which represents an unfunded and unsecured promise to deliver shares of Common Stock, cash or other property equal in value to the excess of the Fair Market Value per share of Common Stock over the Exercise Price per share of the SAR, subject to the terms of the SAR Award Agreement.

      1.2.41 “SIP Administrator” means each person designated by the Committee as a “SIP Administrator” with the authority to perform day-to-day administrative functions for the Plan.

      1.2.42 “Solicit” means any direct or indirect communication of any kind whatsoever, regardless of by whom initiated, inviting, advising, encouraging or requesting any person or entity, in any manner, to take or refrain from taking any action.

      1.2.43 “Vested” means, with respect to an Award, the portion of the Award that is not subject to a condition that the Grantee remain actively employed by the Firm in order for the Award to remain Outstanding. The fact that an Award becomes Vested shall not mean or otherwise indicate that the Grantee has an unconditional or nonforfeitable right to such Award, and such Award shall remain subject to such terms, conditions and forfeiture provisions as may be provided for in the Plan or in the Award Agreement.

      1.2.44 “Vesting Date” means each date specified in the Grantee’s Award Agreement as a date on which part or all of an Award becomes Vested.

      1.2.45 “Window Period” means a period designated by the Firm during which all employees of the Firm are permitted to purchase or sell shares of Common Stock (provided that, if the Grantee is a member of a designated group of employees who are subject to different restrictions, the Window Period may be a period designated by the Firm during which an employee of the Firm in such designated group is permitted to purchase or sell shares of Common Stock).

1.3 Administration

      1.3.1 Subject to Sections 1.3.3 and 1.3.4, the Plan shall be administered by the Committee.

      1.3.2 The Committee shall have complete control over the administration of the Plan and shall have the authority in its sole discretion to (a) exercise all of the powers granted to it under the Plan, (b) construe, interpret and implement the Plan and all Award Agreements, (c) prescribe, amend and rescind rules and regulations relating to the Plan, including rules governing its own operations, (d) make all determinations necessary or advisable in administering the Plan, (e) correct any defect, supply any omission and reconcile any inconsistency in the Plan, (f) amend the Plan to reflect changes in applicable law (whether or not the rights of the Grantee of any Award are adversely affected, unless otherwise provided in such Grantee’s Award Agreement), (g) grant Awards and determine who shall receive Awards, when such Awards shall be granted and the terms of such Awards, including setting forth provisions with regard to termination of Employment, such as termination of Employment for Cause or due to death, Extended Absence, or Retirement, (h) unless otherwise provided in an Award Agreement, amend any outstanding Award Agreement in any respect, whether or not the rights of the Grantee of such Award are adversely affected, including, without limitation, to (1) accelerate the time or times at which the Award becomes Vested, unrestricted or may be exercised (and, in connection with such acceleration, the Committee may provide that any shares of Common Stock acquired pursuant to such Award shall be Restricted Shares, which are subject to vesting, transfer, forfeiture or repayment provisions similar to those in the Grantee’s underlying Award), (2) accelerate the time or times at which shares of Common Stock are delivered under the Award (and, without limitation on the Committee’s rights, in connection with such acceleration, the Committee may provide that any shares of Common Stock delivered pursuant to such Award shall be Restricted Shares, which are subject to vesting, transfer, forfeiture or repayment provisions similar to those in the Grantee’s underlying Award), (3) waive or amend any goals, restrictions or conditions set forth in such Award Agreement, or impose new goals, restrictions and conditions or (4) reflect a change in the Grantee’s circumstances (e.g., a change to part-time employment status or a change in position, duties or responsibilities) and (i) determine at any time whether, to what extent and under what circumstances and method or methods (1) Awards may be (A) settled in cash, shares of Common Stock, other securities, other Awards or other property (in which event, the Committee may specify what other effects such settlement will have on the Grantee’s Award, including the effect on any repayment provisions under the Plan or Award Agreement), (B) exercised or (C) canceled, forfeited or suspended, (2) shares of Common Stock, other securities, other Awards or other property and other amounts payable with respect to an Award may be deferred either automatically or at the election of the Grantee thereof or of the Committee, (3) to the extent permitted under applicable law, loans (whether or not secured by Common Stock) may be extended by the Firm with respect to any Awards, (4) Awards may be settled by GS Inc., any of its subsidiaries or affiliates or any of its or their designees and (5) the Exercise Price for any Option (other than an Incentive Stock Option, unless the Committee determines that such an Option shall no longer constitute an Incentive Stock Option) or SAR may be reset.

      1.3.3 Actions of the Committee may be taken by the vote of a majority of its members present at a meeting (which may be held telephonically). Any action may be taken by a written instrument signed by a majority of the Committee members, and action so taken shall be fully as effective as if it had been taken by a vote at a meeting. The determination of the Committee on all matters relating to the Plan or any Award Agreement shall be final, binding and conclusive. The Committee may allocate among its members and delegate to any person who is not a member of the Committee or to any administrative group within the Firm, including the SIP Administrators or any of them, any of its powers, responsibilities or duties. In delegating its authority, the Committee shall consider the extent to which any delegation may cause Awards to fail to be deductible under Section 162(m) of the Code or to fail to meet the requirements of Rule 16(b)-3(d)(1) or Rule 16(b)-3(e) under the Exchange Act.

      1.3.4 Notwithstanding anything to the contrary contained herein, the Board may, in its sole discretion, at any time and from time to time, grant Awards or administer the Plan. In any such case, the Board shall have all of the authority and responsibility granted to the Committee herein.

      1.3.5 No Liability

      No member of the Board or the Committee or any employee of the Firm (each such person, a “Covered Person”) shall have any liability to any person (including any Grantee) for any action taken or omitted to be taken or any determination made in good faith with respect to the Plan or any Award. Each Covered Person shall be indemnified and held harmless by GS Inc. against and from (a) any loss, cost, liability or expense (including attorneys’ fees) that may be imposed upon or incurred by such Covered Person in connection with or resulting from any action, suit or proceeding to which such Covered Person may be a party or in which such Covered Person may be involved by reason of any action taken or omitted to be taken under the Plan or any Award Agreement and (b) any and all amounts paid by such Covered Person, with GS Inc.’s approval, in settlement thereof, or paid by such Covered Person in satisfaction of any judgment in any such action, suit or proceeding against such Covered Person, provided that GS

Inc. shall have the right, at its own expense, to assume and defend any such action, suit or proceeding and, once GS Inc. gives notice of its intent to assume the defense, GS Inc. shall have sole control over such defense with counsel of GS Inc.’s choice. The foregoing right of indemnification shall not be available to a Covered Person to the extent that a court of competent jurisdiction in a final judgment or other final adjudication, in either case not subject to further appeal, determines that the acts or omissions of such Covered Person giving rise to the indemnification claim resulted from such Covered Person’s bad faith, fraud or willful criminal act or omission. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which Covered Persons may be entitled under GS Inc.’s Amended and Restated Certificate of Incorporation or Amended and Restated Bylaws, as a matter of law, or otherwise, or any other power that GS Inc. may have to indemnify such persons or hold them harmless.

1.4 Persons Eligible for Awards

      Awards under the Plan may be made to such officers, directors, employees (including prospective employees), consultants and other individuals who may perform services for the Firm, as the Committee may select.

1.5	Types of Awards Under Plan

      Awards may be made under the Plan in the form of (a) Options, (b) SARs, (c) Restricted Shares, (d) RSUs, (e) Dividend Equivalent Rights and (f) other equity-based or equity-related Awards that the Committee determines are consistent with the purpose of the Plan and the interests of the Firm. No Incentive Stock Option (other than an Incentive Stock Option that may be assumed or issued by GS Inc. in connection with a transaction to which Section 424(a) of the Code applies) may be granted to a person who is not eligible to receive an Incentive Stock Option under the Code.

1.6	Shares Available for Awards

      1.6.1 Total Shares Available. Subject to adjustment pursuant to Section 1.6.2, the total number of shares of Common Stock which may be delivered pursuant to Awards granted under the Plan on or after the Effective Date shall not exceed two hundred and fifty million shares (250,000,000) and pursuant to Awards granted in the fiscal year beginning November 29, 2008 and each fiscal year thereafter until the expiration of the Plan shall not exceed five percent (5%) of the issued and outstanding shares of Common Stock, determined as of the last day of the immediately preceding fiscal year, increased by the number of shares available for Awards in previous fiscal years but not then covered by Awards granted in such years. No further Awards shall be granted pursuant to the 1999 Plan. If, on or after the Effective Date, any Award that was granted on or after the Effective Date is forfeited or otherwise terminates or is canceled without the delivery of shares of Common Stock, shares of Common Stock are surrendered or withheld from any Award to satisfy any obligation of the Grantee (including Federal, state or foreign taxes) or shares of Common Stock owned by a Grantee are tendered to pay the exercise price of any Award granted under the Plan, then the shares covered by such forfeited, terminated or canceled Award or which are equal to the number of shares surrendered, withheld or tendered shall again become available to be delivered pursuant to Awards granted under this Plan. Notwithstanding the foregoing, but subject to adjustment as provided in Section 1.6.2, no more than one hundred million (100,000,000) shares of Common Stock that can be delivered under the Plan shall be deliverable pursuant to the exercise of Incentive Stock Options. The maximum number of shares of Common Stock with respect to which Options or SARs may be granted to an individual Grantee (i) in GS Inc.’s fiscal year ending in 2003 shall equal 2,500,000 shares of Common Stock and (ii) in each subsequent fiscal year shall equal 105% of the maximum number for the preceding fiscal year. Any shares of Common Stock (a) delivered by GS Inc., (b) with respect to which Awards are made hereunder and (c) with respect to which the Firm becomes obligated to make Awards, in each case through the assumption of, or in substitution for, outstanding awards previously granted by an acquired entity, shall not count against the shares of Common Stock available to be delivered pursuant to Awards under this Plan. Shares of Common Stock that may be delivered pursuant to Awards may be authorized but unissued Common Stock or authorized and issued Common Stock held in GS Inc.’s treasury or otherwise acquired for the purposes of the Plan.

      1.6.2 Adjustments. The Committee shall have the authority (but not the obligation) to adjust the number of shares of Common Stock authorized pursuant to Section 1.6.1 and to adjust (including, without limitation, by payment of cash) the terms of any Outstanding Awards (including, without limitation, the number of shares of Common Stock covered by each Outstanding Award, the type of property to which the Award relates and the exercise or strike price of any Award), in such manner as it deems appropriate to prevent the enlargement or dilution of rights, or otherwise as it deems appropriate, for any increase or decrease in the number of issued shares of Common Stock (or issuance of shares of stock other than shares of Common Stock) resulting from a recapitalization, stock split, reverse stock split, stock dividend, spinoff, splitup, combination, reclassification or exchange of shares of Common Stock, merger, consolidation, rights offering, separation, reorganization or any other change in corporate structure or event the Committee determines in its sole discretion affects the capitalization of GS Inc., including any extraordinary dividend or distribution. After any adjustment made pursuant to this Section 1.6.2, the number of shares of Common Stock subject to each Outstanding Award shall be rounded up or down to the nearest whole number as determined by the Committee.

      1.6.3 Except as provided in this Section 1.6 or under the terms of any applicable Award Agreement, there shall be no limit on the number or the value of shares of Common Stock that may be subject to Awards to any individual under the Plan.

      1.6.4 There shall be no limit on the amount of cash, securities (other than shares of Common Stock as provided in Section 1.6.1, as adjusted by 1.6.2) or other property that may be delivered pursuant to any Award.

ARTICLE II

AWARDS UNDER THE PLAN

2.1	Agreements Evidencing Awards

      Each Award granted under the Plan shall be evidenced by an Award Agreement, which shall contain such provisions and conditions as the Committee deems appropriate (and which may incorporate by reference some or all of the provisions of the Plan). The Committee may grant Awards in tandem with or in substitution for any other Award or Awards granted under this Plan or any award granted under any other plan of the Firm. By accepting an Award pursuant to the Plan, a Grantee thereby agrees that the Award shall be subject to all of the terms and provisions of the Plan and the applicable Award Agreement.

2.2 No Rights as a Shareholder

      No Grantee (or other person having rights pursuant to an Award) shall have any of the rights of a shareholder of GS Inc. with respect to shares of Common Stock subject to an Award until the delivery of such shares. Except as otherwise provided in Section 1.6.2, no adjustments shall be made for dividends or distributions on (whether ordinary or extraordinary, and whether in cash, Common Stock, other securities or other property), or other events relating to, shares of Common Stock subject to an Award for which the record date is prior to the date such shares are delivered.

2.3 Options

      2.3.1 Grant. The Committee may grant Awards of Options in such amounts and subject to such terms and conditions as the Committee may determine (and may include a grant of Dividend Equivalent Rights under Section 2.8 in connection with such Option grants).

      2.3.2 Exercise. Options that are not Vested or that are not Outstanding may not be exercised. Outstanding Vested Options may be exercised in accordance with procedures established by the Committee (but, subject to the applicable Award Agreement, may not be exercised earlier than the Initial Exercise Date). The Committee may from time to time prescribe periods during which Outstanding Vested Options shall not be exercisable.

      2.3.3 Payment of Exercise Price. Any acceptance by the Committee of a Grantee’s written notice of exercise of a Vested Option shall be conditioned upon payment for the shares of Common Stock being purchased. Such payment may be made in cash or by such other methods as the Committee may from time to time prescribe.

      2.3.4 Delivery of Shares. Unless otherwise determined by the Committee, or as otherwise provided in the applicable Award Agreement, and except as provided in Sections 3.3, 3.4, 3.11 and 3.17.1, and subject to Section 3.2, upon receipt of payment of the full Exercise Price (or upon satisfaction of procedures adopted by the Committee in connection with a “cashless” exercise method adopted by it) for shares of Common Stock subject to an Outstanding Vested Option, delivery of such shares of Common Stock shall be effected by book-entry credit to the Grantee’s Custody Account. The Grantee shall be the beneficial owner and record holder of such shares of Common Stock properly credited to the Custody Account. No delivery of such shares of Common Stock shall be made to a Grantee unless the Grantee has timely returned all required documentation specified in the Grantee’s Award Agreement or as otherwise required by the Committee or the SIP Administrator.

      2.3.5 Repayment if Conditions Not Met. If the Committee determines that all terms and conditions of the Plan and a Grantee’s Option Award Agreement in respect of exercised Options were not satisfied, then the Grantee shall be obligated to pay the Firm immediately upon demand therefor, an amount equal to the excess of the Fair Market Value (determined at the time of exercise) of the shares of Common Stock that were delivered in respect of such exercised Options over the Exercise Price paid therefor, without reduction for any shares of Common Stock applied to satisfy withholding tax or other obligations in respect of such shares.

2.4 SARs

      2.4.1 Grant. The Committee may grant Awards of SARs in such amounts and subject to such terms and conditions as the Committee may determine (and may include a grant of Dividend Equivalent Rights under Section 2.8 in connection with such SAR grants).

      2.4.2 Exercise. SARs that are not Vested or that are not Outstanding may not be exercised. Outstanding Vested SARs may be exercised in accordance with procedures established by the Committee (but, subject to the applicable Award Agreement, may not be exercised earlier than the Initial Exercise Date). The Committee may from time to time prescribe periods during which Outstanding Vested SARs shall not be exercisable.

      2.4.3 Delivery of Shares. Unless otherwise determined by the Committee, or as otherwise provided in the applicable Award Agreement, and except as provided in Sections 3.3, 3.4, 3.11 and 3.17.1, and subject to Section 3.2, upon exercise of an Outstanding Vested SAR for which payment will be made partly or entirely in shares of Common Stock, delivery of shares of Common Stock (and cash in respect of fractional shares), with a Fair Market Value (on the exercise date) equal to (i) the excess of (a) the Fair Market Value of a share of Common Stock (on the exercise date) over (b) the Exercise Price of such SAR multiplied by (ii) the number of SARs exercised, shall be effected by book-entry credit to the Grantee’s Custody Account. The

Grantee shall be the beneficial owner and record holder of such shares of Common Stock properly credited to the Custody Account on such date of delivery. No delivery of such shares of Common Stock shall be made to a Grantee unless the Grantee has timely returned all required documentation specified in the Grantee’s Award Agreement or as otherwise required by the Committee or the SIP Administrator.

      2.4.4 Repayment if Conditions Not Met. If the Committee determines that all terms and conditions of the Plan and a Grantee’s SAR Award Agreement in respect of exercised SARs were not satisfied, then the Grantee shall be obligated to pay the Firm immediately upon demand therefor, an amount equal to the excess of the Fair Market Value (determined at the time of exercise) of the shares of Common Stock subject to the exercised SARs over the Exercise Price therefor, without reduction for any amount applied to satisfy withholding tax or other obligations in respect of such SARs.

2.5 Restricted Shares

      2.5.1 Grant. The Committee may grant or offer for sale Awards of Restricted Shares in such amounts and subject to such terms and conditions as the Committee may determine. Upon the issuance of such shares in the name of the Grantee, the Grantee shall have the rights of a shareholder with respect to the Restricted Shares and shall become the record holder of such shares, subject to the provisions of the Plan and any restrictions and conditions as the Committee may include in the applicable Award Agreement. In the event that a Certificate is issued in respect of Restricted Shares, such Certificate may be registered in the name of the Grantee but shall be held by a custodian (which may be GS Inc. or one of its affiliates) until the time the restrictions lapse.

      2.5.2 Repayment if Conditions Not Met. If the Committee determines that all terms and conditions of the Plan and a Grantee’s Restricted Share Award Agreement in respect of Restricted Shares which have become Vested were not satisfied, then the Grantee shall be obligated to pay the Firm immediately upon demand therefor, an amount equal to the Fair Market Value (determined at the time such shares became Vested) of such Restricted Shares, without reduction for any amount applied to satisfy withholding tax or other obligations in respect of such Restricted Shares.

2.6 RSUs

      2.6.1 Grant. The Committee may grant Awards of RSUs in such amounts and subject to such terms and conditions as the Committee may determine. A Grantee of an RSU has only the rights of a general unsecured creditor of GS Inc. until delivery of shares of Common Stock, cash or other securities or property is made as specified in the applicable Award Agreement.

      2.6.2 Delivery of Shares. Unless otherwise determined by the Committee, or as otherwise provided in the applicable Award Agreement, and except as provided in Sections 3.3, 3.4, 3.11 and 3.17.3, and subject to Section 3.2, on each Delivery Date the number or percentage of RSU Shares specified in the Grantee’s Award Agreement with respect to the Grantee’s then Outstanding Vested RSUs (which amount may be rounded to avoid fractional RSU Shares) shall be delivered. Unless otherwise determined by the Committee, or as otherwise provided in the applicable Award Agreement, delivery of RSU Shares shall be effected by book-entry credit to the Grantee’s Custody Account. The Grantee shall be the beneficial owner and record holder of any RSU Shares properly credited to the Grantee’s Custody Account. No delivery of shares of Common Stock underlying a Grantee’s RSUs shall be made unless the Grantee has timely returned all required documentation specified in the Grantee’s Award Agreement or as otherwise determined by the Committee or the SIP Administrator.

      2.6.3 Repayment if Conditions Not Met. If the Committee determines that all terms and conditions of the Plan and a Grantee’s RSU Award Agreement in respect of the delivery of shares underlying such RSUs were not satisfied, then the Grantee shall be obligated to pay the Firm immediately upon demand therefor, an amount equal to the Fair Market Value (determined at the time of delivery) of the shares of Common Stock delivered with respect to such Delivery Date, without reduction for any shares applied to satisfy withholding tax or other obligations in respect of such shares of Common Stock.

2.7 Other Stock-Based Awards

      The Committee may grant other types of equity-based or equity-related Awards (including the grant or offer for sale of unrestricted shares of Common Stock) in such amounts and subject to such terms and conditions as the Committee shall determine. Such Awards may entail the transfer of actual shares of Common Stock to Plan participants, or payment in cash or otherwise of amounts based on the value of shares of Common Stock, and may include, without limitation, Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.

2.8	Dividend Equivalent Rights

      2.8.1 Grant. The Committee may grant, either alone or in connection with any other Award, a Dividend Equivalent Right.

      2.8.2 Payment. The Committee shall determine whether payments in connection with a Dividend Equivalent Right shall be made in cash, in shares of Common Stock or in another form, whether they shall be conditioned upon the exercise of any Award to which they relate, the time or times at which they shall be made and such other terms and conditions as the Committee shall deem appropriate.

      2.8.3 Certain Section 162(m) Related Conditions. No Dividend Equivalent Right shall be conditioned on the exercise of any Option or SAR, if and to the extent such Dividend Equivalent Right would cause the compensation payable to a “covered employee” as a result of the related Option or SAR not to constitute performance-based compensation under Section 162(m)(4)(C) of the Code.

2.9	Adoption of Standardized Award Terms and Conditions

      The Committee may, in its discretion, adopt standardized terms and conditions that, unless and to the extent a Grantee’s Award Agreement expressly provides otherwise, shall apply to such Awards as may be determined by the Committee in its discretion. Any such standardized terms and conditions shall have the same force and effect as if expressly incorporated into the Plan and each applicable Award Agreement.

ARTICLE III

MISCELLANEOUS

3.1	Amendment of the Plan or Award Agreement

      3.1.1 Unless otherwise provided in the Plan or in an Award Agreement, the Board may from time to time suspend, discontinue, revise or amend the Plan in any respect whatsoever, including in any manner that adversely affects the rights, duties or obligations of any Grantee of an Award.

      3.1.2 Unless otherwise determined by the Board, shareholder approval of any suspension, discontinuance, revision or amendment shall be obtained only to the extent necessary to comply with any applicable law, rule or regulation; provided, however, if and to the extent the Board determines that it is appropriate for Awards granted under the Plan to constitute performance-based compensation within the meaning of Section 162(m)(4)(C) of the Code, no amendment that would require stockholder approval in order for amounts paid pursuant to the Plan to constitute performance-based compensation within the meaning of Section 162(m)(4)(C) of the Code shall be effective without the approval of the stockholders of GS Inc. as required by Section 162(m) of the Code and the regulations thereunder and, if and to the extent the Board determines it is appropriate for the Plan to comply with the provisions of Section 422 of the Code, no amendment that would require stockholder approval under Section 422 of the Code shall be effective without the approval of the stockholders of GS Inc.

3.2	Tax Withholding

      3.2.1 As a condition to the delivery of any shares of Common Stock, other property or cash pursuant to any Award or the lifting or lapse of restrictions on any Award, or in connection with any other event that gives rise to a federal or other governmental tax withholding obligation on the part of the Firm relating to an Award (including, without limitation, FICA tax), (a) the Firm may deduct or withhold (or cause to be deducted or withheld) from any payment or distribution to the Grantee, whether or not pursuant to the Plan, (b) the Committee shall be entitled to require that the Grantee remit cash to the Firm (through payroll deduction or otherwise) or (c) the Firm may enter into any other suitable arrangements to withhold, in each case in an amount sufficient in the opinion of the Firm to satisfy such withholding obligation.

      3.2.2 If the event giving rise to the withholding obligation involves a transfer of shares of Common Stock, then, at the discretion of the Committee, the Grantee may satisfy the withholding obligation described under Section 3.2.1 by electing to have GS Inc. withhold shares of Common Stock (which withholding, unless otherwise provided in the applicable Award Agreement, will be at a rate not in excess of the statutory minimum rate) or by tendering previously owned shares of Common Stock, in each case having a Fair Market Value equal to the amount of tax to be withheld (or by any other mechanism as may be required or appropriate to conform with local tax and other rules). For this purpose, Fair Market Value shall be determined as of the date on which the amount of tax to be withheld is determined (and GS Inc. may cause any fractional share amount to be settled in cash).

3.3	Required Consents and Legends

      3.3.1 If the Committee shall at any time determine that any consent (as hereinafter defined) is necessary or desirable as a condition of, or in connection with, the granting of any Award, the delivery of shares of Common Stock or the delivery of any cash, securities or other property under the Plan, or the taking of any other action thereunder (each such action being hereinafter referred to as a “plan action”), then such plan action shall not be taken, in whole or in part, unless and until such consent shall have been effected or obtained to the full satisfaction of the Committee. The Committee may direct that any Certificate evidencing shares delivered pursuant to the Plan shall bear a legend setting forth such restrictions on transferability as the Committee may determine to be necessary or desirable, and may advise the transfer agent to place a stop order against any legended shares.

      3.3.2 By accepting an Award, each Grantee shall have expressly provided consent to the items described in Section 3.3.3(d) hereof.

      3.3.3 The term “consent” as used herein with respect to any plan action includes (a) any and all listings, registrations or qualifications in respect thereof upon any securities exchange or under any federal, state or local law, or law, rule or regulation of a jurisdiction outside the United States, (b) any and all written agreements and representations by the Grantee with respect to the disposition of shares, or with respect to any other matter, which the Committee may deem necessary or desirable to comply with the terms of any such listing, registration or qualification or to obtain an exemption from the requirement that any such listing, qualification or registration be made, (c) any and all other consents, clearances and approvals in respect of a plan action by any governmental or other regulatory body or any stock exchange or self-regulatory agency, (d) any and all consents by the Grantee to (i) the Firm’s supplying to any third party recordkeeper of the Plan such personal information as the Committee deems advisable to administer the Plan, (ii) the Firm’s deducting amounts from the Grantee’s wages, or another arrangement satisfactory to the Committee, to reimburse the Firm for advances made on the Grantee’s behalf to satisfy certain withholding and other tax obligations in connection with an Award and (iii) the Firm’s imposing sales and transfer procedures and restrictions and hedging restrictions on shares of Common Stock delivered under the Plan and (e) any and all consents or authorizations required to comply with, or required to be obtained under, applicable local law or otherwise required by the Committee. Nothing herein shall require GS Inc. to list, register or qualify the shares of Common Stock on any securities exchange.

3.4	Right of Offset

      The Firm shall have the right to offset against its obligation to deliver shares of Common Stock (or other property or cash) under the Plan or any Award Agreement any outstanding amounts (including, without limitation, travel and entertainment or advance account balances, loans, repayment obligations under any Awards, or amounts repayable to the Firm pursuant to tax equalization, housing, automobile or other employee programs) the Grantee then owes to the Firm and any amounts the Committee otherwise deems appropriate pursuant to any tax equalization policy or agreement.

3.5	Nonassignability

      Except to the extent otherwise expressly provided in the applicable Award Agreement, no Award (or any rights and obligations thereunder) granted to any person under the Plan may be sold, exchanged, transferred, assigned, pledged, hypothecated, fractionalized, hedged or otherwise disposed of (including through the use of any cash-settled instrument), whether voluntarily or involuntarily, other than by will or by the laws of descent and distribution, and all such Awards (and any rights thereunder) shall be exercisable during the life of the Grantee only by the Grantee or the Grantee’s legal representative. Notwithstanding the preceding sentence, the Committee may permit, under such terms and conditions that it deems appropriate in its sole discretion, a Grantee to transfer any Award to any person or entity that the Committee so determines. Any sale, exchange, transfer, assignment, pledge, hypothecation, fractionalization, hedge or other disposition in violation of the provisions of this Section 3.5 shall be void. All of the terms and conditions of this Plan and the Award Agreements shall be binding upon any permitted successors and assigns.

3.6	Requirement of Consent and Notification of Election Under Section 83(b) of the Code or Similar Provision

      No election under Section 83(b) of the Code (to include in gross income in the year of transfer the amounts specified in Code Section 83(b)) or under a similar provision of the law of a jurisdiction outside the United States may be made unless expressly permitted by the terms of the Award Agreement or by action of the Committee in writing prior to the making of such election. If a Grantee of an Award, in connection with the acquisition of shares of Common Stock under the Plan or otherwise, is expressly permitted under the terms of the Award Agreement or by such Committee action to make any such election and the Grantee makes the election, the Grantee shall notify the Committee of such election within ten (10) days of filing notice of the election with the Internal Revenue Service or other governmental authority, in addition to any filing and notification required pursuant to regulations issued under Code Section 83(b) or other applicable provision.

3.7	Requirement of Notification Upon Disqualifying Disposition Under Section 421(b) of the Code

      If any Grantee shall make any disposition of shares of Common Stock delivered pursuant to the exercise of an Incentive Stock Option under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions), such Grantee shall notify GS Inc. of such disposition within ten (10) days thereof.

3.8	Change in Control

      3.8.1 The Committee may provide in any Award Agreement for provisions relating to a Change in Control, including, without limitation, the acceleration of the exercisability of, or the lapse of restrictions or deemed satisfaction of goals with respect to, any Outstanding Awards.

      3.8.2 Unless otherwise provided in the applicable Award Agreement and except as otherwise determined by the Committee, in the event of a merger, consolidation, mandatory share exchange or other similar business combination of GS Inc. with or into any other entity (“successor entity”) or any transaction in which another person or entity acquires all of the issued and outstanding Common Stock of GS Inc., or all or substantially all of the assets of GS Inc., Outstanding Awards may be assumed or a substantially equivalent Award may be substituted by such successor entity or a parent or subsidiary of such successor entity, and such an assumption or substitution shall not be deemed to violate this Plan or any provision of any Award Agreement.

3.9	Other Conditions to Awards

      Unless the Committee determines otherwise, the Grantee’s rights in respect of all of his or her Outstanding Awards (whether or not Vested) shall immediately terminate and such Awards shall cease to be Outstanding if: (a) the Grantee attempts to have any dispute under the Plan or his or her Award Agreement resolved in any manner that is not provided for by Section 3.17, (b) the Grantee in any manner, directly or indirectly, (1) Solicits any Client to transact business with a Competitive Enterprise or to reduce or refrain from doing any business with the Firm or (2) interferes with or damages (or attempts to interfere with or damage) any relationship between the Firm and any Client or (3) Solicits any person who is an employee of the Firm to resign from the Firm or to apply for or accept employment with any Competitive Enterprise, (c) the Grantee fails to certify to GS Inc., in accordance with procedures established by the Committee, that the Grantee has complied, or the Committee determines that the Grantee in fact has failed to comply, with all the terms and conditions of the Plan or Award Agreement or (d) any event constituting Cause occurs with respect to the Grantee. By exercising any Option or SAR or by accepting delivery of shares of Common Stock or any other payment under this Plan, the Grantee shall be deemed to have represented and certified at such time that the Grantee has complied with all the terms and conditions of the Plan and the Award Agreement.

3.10	Right of Discharge Reserved

      Neither the grant of an Award nor any provision in the Plan or in any Award Agreement shall confer upon any Grantee the right to continued Employment by the Firm or affect any right that the Firm may have to terminate or alter the terms and conditions of the Grantee’s Employment.

3.11	Nature and Form of Payments

      3.11.1 Any and all grants of Awards and deliveries of shares of Common Stock, cash or other property under the Plan shall be in consideration of services performed or to be performed for the Firm by the Grantee. Awards under the Plan may, in the sole discretion of the Committee, be made in substitution in whole or in part for cash or other compensation otherwise payable to an Employee. Without limitation on Section 1.3 hereof, unless otherwise specifically provided in an Award Agreement or by applicable law, the Committee shall be permitted with respect to any or all Awards to exercise all of the rights described in Section 1.3.2(h) and 1.3.2(i). Deliveries of shares of Common Stock may be rounded to avoid fractional shares. In addition, the Firm may pay cash in lieu of fractional shares.

      3.11.2 All grants of Awards and deliveries of shares of Common Stock, cash or other property under the Plan shall constitute a special discretionary incentive payment to the Grantee and shall not be required to be taken into account in computing the amount of salary or compensation of the Grantee for the purpose of determining any contributions to or any benefits under any pension, retirement, profit-sharing, bonus, life insurance, severance or other benefit plan of the Firm or under any agreement with the Grantee, unless the Firm specifically provides otherwise.

3.12	Non-Uniform Determinations

      None of Committee’s determinations under the Plan and Award Agreements need to be uniform and any such determinations may be made by it selectively among persons who receive, or are eligible to receive, Awards under the Plan (whether or not such persons are similarly situated). Without limiting the generality of the foregoing, the Committee shall be entitled, among other things, to make non-uniform and selective determinations under Award Agreements, and to enter into non-uniform and selective Award Agreements, as to (a) the persons to receive Awards, (b) the terms and provisions of Awards, (c) whether a Grantee’s Employment has been terminated for purposes of the Plan and (d) any adjustments to be made to Awards pursuant to Section 1.6.2 or otherwise.

3.13	Other Payments or Awards

      Nothing contained in the Plan shall be deemed in any way to limit or restrict the Firm from making any award or payment to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect.

3.14	Plan Headings; References to Laws, Rules or Regulations

      The headings in this Plan are for the purpose of convenience only, and are not intended to define or limit the construction of the provisions hereof.

      Any reference in this Plan to any law, rule or regulation shall be deemed to include any amendments, revisions or successor provisions to such law, rule or regulation.

3.15	Date of Adoption and Term of Plan; Shareholder Approval Required

      The 1999 SIP was originally adopted by the Board on April 30, 1999 and was amended and restated by the Board on January 16, 2003. The adoption of the Plan as amended and restated on January 16, 2003 is expressly conditioned on the approval of the stockholders of GS Inc. at its annual meeting on April 1, 2003 in accordance with Treasury Regulation §1.162-27(e)(4), Section 422 of the Code, the rules of the New York Stock Exchange and other applicable law. If the Plan is not so approved, then the 1999 SIP shall remain in full force and effect without regard to the amendments adopted on January 16, 2003. Unless sooner terminated by the Board, the Plan shall terminate on the tenth anniversary of the Effective Date. The Board reserves the right to terminate the Plan at any time. All Awards made under the Plan prior to the termination of the Plan shall remain in effect until such Awards have been satisfied or terminated in accordance with the terms and provisions of the Plan and the applicable Award Agreements.

3.16	Governing Law

      All rights and obligations under the Plan and each Award Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflict of laws.

3.17	Arbitration

      3.17.1 Unless otherwise specified in an applicable Award Agreement, it shall be a condition of each Award that any dispute, controversy or claim between the Firm and a Grantee, arising out of or relating to or concerning the Plan or applicable Award Agreement, shall be finally settled by arbitration in New York City before, and in accordance with the rules then obtaining of, the New York Stock Exchange, Inc. (the “NYSE”) or, if the NYSE declines to arbitrate the matter in New York City (or if the matter otherwise is not arbitrable by it), the American Arbitration Association (the “AAA”) in accordance with the commercial arbitration rules of the AAA. Prior to arbitration, all claims maintained by the Grantee must first be submitted to the Committee in accordance with claims procedures determined by the Committee. This Section is subject to the provisions of Sections 3.17.2 and 3.17.3 below.

      3.17.2 Unless otherwise specified in an applicable Award Agreement, it shall be a condition of each Award that the Firm and the Grantee irrevocably submit to the exclusive jurisdiction of any state or federal court located in the city of New York over any suit, action or proceeding arising out of or relating to or concerning the Plan or the Award that is not otherwise arbitrated or resolved according to Section 3.17.1. This includes any suit, action or proceeding to compel arbitration or to enforce an arbitration award. By accepting an Award, the Grantee acknowledges that the forum designated by this Section 3.17.2 has a reasonable relation to the Plan, any applicable Award and to the Grantee’s relationship with the Firm. Notwithstanding the foregoing, nothing herein shall preclude the Firm from bringing any suit, action or proceeding in any other court for the purpose of enforcing the provisions of this Section 3.17 or otherwise.

      3.17.3 Unless otherwise specified in an applicable Award Agreement, the agreement by the Grantee and the Firm as to forum is independent of the law that may be applied in the suit, action or proceeding and the Grantee and the Firm agree to such forum even if the forum may under applicable law choose to apply non-forum law. By accepting an Award, (a) the Grantee waives, to the fullest extent permitted by applicable law, any objection which the Grantee may have to personal jurisdiction or to the laying of venue of any such suit, action or proceeding in any court referred to in Section 3.17.2, (b) the Grantee undertakes not to commence any action arising out of or relating to or concerning any Award in any forum other than a forum described in Section 3.17 and (c) the Grantee agrees that, to the fullest extent permitted by applicable law, a final and non-appealable judgment in any such suit, action or proceeding in any such court shall be conclusive and binding upon the Grantee and the Firm.

      3.17.4 Unless otherwise specified in an applicable Award Agreement, by accepting an Award, the Grantee irrevocably appoints each General Counsel of GS Inc. as his or her agent for service of process in connection with any suit, action or proceeding arising out of or relating to or concerning this Plan or any Award which is not arbitrated pursuant to the provisions of Section 3.17.1, who shall promptly advise the Grantee of any such service of process.

      3.17.5 Unless otherwise specified in an applicable Award Agreement, by accepting an Award, the Grantee agrees to keep confidential the existence of, and any information concerning, a dispute, controversy or claim described in this Section 3.17, except that the Grantee may disclose information concerning such dispute, controversy or claim to the arbitrator or court that is considering such dispute, controversy or claim or to his or her legal counsel (provided that such counsel agrees not to disclose any such information other than as necessary to the prosecution or defense of the dispute, controversy or claim).

3.18	Severability; Entire Agreement

      If any of the provisions of this Plan or any Award Agreement is finally held to be invalid, illegal or unenforceable (whether in whole or in part), such provision shall be deemed modified to the extent, but only to the extent, of such invalidity, illegality or unenforceability and the remaining provisions shall not be affected thereby; provided that, if any of such provisions is finally held to be invalid, illegal or unenforceable because it exceeds the maximum scope determined to be acceptable to permit such provision to be enforceable, such provision shall be deemed to be modified to the minimum extent necessary to modify such scope in order to make such provision enforceable hereunder. By accepting an Award, the Grantee acknowledges that the Plan and any Award Agreements contain the entire agreement of the parties with respect to the subject matter thereof and supersede all prior agreements, promises, covenants, arrangements, communications, representations and warranties between them, whether written or oral with respect to the subject matter thereof.

3.19	Waiver of Claims

      By accepting an Award, the Grantee recognizes and agrees that prior to being selected by the Committee to receive an Award he or she has no right to any benefits under such Award. Accordingly, in consideration of the Grantee’s receipt of any Award, he or she expressly waives any right to contest the amount of any Award, the terms of any Award Agreement, any determination, action or omission hereunder or under any Award Agreement by the Committee, the SIP Administrator, GS Inc. or the Board or any amendment to the Plan or any Award Agreement (other than an amendment to this Plan or an Award Agreement to which his or her consent is expressly required by the express terms of an Award Agreement), and the Grantee expressly waives any claim related in any way to any Award including any claim based upon any promissory estoppel or other theory in connection with any Award and the Grantee’s employment with the Firm.

3.20	No Third Party Beneficiaries

      Except as expressly provided in an Award Agreement, neither the Plan nor any Award Agreement shall confer on any person other than the Firm and the Grantee of the Award any rights or remedies thereunder; provided that the exculpation and indemnification provisions of Section 1.3.5 shall inure to the benefit of a Covered Person’s estate, beneficiaries and legatees.

3.21	Limitations Imposed by Section 162(m) of the Code

      Notwithstanding any other provision hereunder, prior to a Change in Control, if and to the extent that the Committee determines GS Inc.’s federal tax deduction in respect of a particular Grantee’s Award may be limited as a result of Section 162(m) of the Code, the Committee may take the following actions:

      3.21.1 With respect to such Grantee’s Options, SARs and Dividend Equivalent Rights, the Committee may delay the payment in respect of such Options, SARs and Dividend Equivalent Rights until a date that is within 30 Business Days after the earlier to occur of (i) the date that compensation paid to the Grantee is no longer subject to the deduction limitation under Section 162(m) of the Code and (ii) the occurrence of a Change in Control. In the event that a Grantee exercises an Option or SAR or would receive a payment in respect of a dividend equivalent right at a time when the Grantee is a “covered employee” and the Committee determines to delay the payment in respect of any such Award, the Committee shall credit cash, or, in the case of an amount payable in Common Stock, the Fair Market Value of the Common Stock, payable to the Grantee to a book account. The Grantee shall have no rights in respect of such book account, and the amount credited thereto shall be subject to the transfer restrictions in Section 3.5. The Committee may credit additional amounts to such book account as it may determine in its sole discretion. Any book account created hereunder shall represent only an unfunded unsecured promise to pay the amount credited thereto to the Grantee in the future.

      3.21.2 With respect to such Grantee’s Restricted Shares, the Committee may require the Grantee to surrender to the Committee any certificates and agreements with respect to such Restricted Shares in order to cancel the Awards of Restricted Shares. In exchange for such cancellation, the Committee shall credit the Fair Market Value of the Restricted Shares subject to such Awards to a book account. The amount credited to the book account shall be paid to the Grantee within 30 Business Days after the earlier to occur of (i) the date that compensation paid to the Grantee is no longer subject to the deduction limitation under Section 162(m) of the Code and (ii) the occurrence of a Change in Control. The Grantee shall have no rights in respect of such book account, and the amount credited thereto shall be subject to the transfer restrictions in Section 3.5. The Committee may credit additional amounts to such book account as it may determine in its sole discretion. Any book account created hereunder shall represent only an unfunded unsecured promise to pay the amount credited thereto to the Grantee in the future.

      3.21.3 With respect to such Grantee’s RSUs, the Committee may elect to delay delivery of such RSU Shares until a date that is within 30 Business Days after the earlier to occur of (i) the date that compensation paid to the Grantee is no longer subject to the deduction limitation under Section 162(m) of the Code and (ii) the occurrence of a Change in Control.

3.22	Certain Limitations on Transactions Involving Common Stock; Fees and Commissions

      3.22.1 Each Grantee shall be subject to, and acceptance of an Award shall constitute an agreement to be subject to the Firm’s policies in effect from time to time concerning trading in Common Stock, hedging or pledging and confidential or proprietary information. In addition, with respect to any shares of Common Stock delivered to any Grantee in respect of an Award, sales of such Common Stock shall be effected in accordance such rules and procedures as may be adopted from time to time with respect to sales of such shares of Common Stock (which may include, without limitation, restrictions relating to the timing of sale requests, the manner in which sales are executed, pricing method, consolidation or aggregation of orders and volume limits determined by the Firm).

      3.22.2 Each Grantee may be required to pay any brokerage costs or other fees or expenses associated with any Award, including without limitation, in connection with the sale of any shares of Common Stock delivered in respect of any Award or the exercise of an Option or SAR.

3.23	Deliveries

      Deliveries of shares of Common Stock, cash or other property under the Plan shall be made to the Grantee reasonably promptly after the Delivery Date or any other date such delivery is called for, but in no case more than thirty (30) Business Days after such date.

3.24	Successors and Assigns of GS Inc.

      The terms of this Plan shall be binding upon and inure to the benefit of GS Inc. and its successors and assigns.

Annex G

The Goldman Sachs

Restricted Partner Compensation Plan

      Section 1. Purposes. The purpose of the Goldman Sachs Restricted Partner Compensation Plan (the “Plan”) is to attract, retain and motivate selected employees of The Goldman Sachs Group, Inc. (“GS Inc.”) and its subsidiaries and affiliates (together with GS Inc., and their and its successors, the “Firm”) who are executive officers of GS Inc. or members of the Firm’s Management Committee (and any successor or successors thereto) in order to promote the Firm’s long-term growth and profitability. It is also intended that all Bonuses (as defined in Section 5(a)) payable under the Plan be considered “performance-based compensation” within the meaning of Section 162(m)(4)(C) of the Internal Revenue Code of 1986, as amended (the “Code”), and the regulations thereunder, and the Plan shall be interpreted accordingly.

      Section 2. Administration.

      (a) Subject to Section 2(d), the Plan shall be administered by a committee (the “Committee”) appointed by the Board of Directors of GS Inc. (the “Board”), whose members shall serve at the pleasure of the Board. The Committee at all times shall be composed of at least two directors of GS Inc., each of whom is an “outside director” within the meaning of Section 162(m) of the Code and Treasury Regulation Section 1.162-27(e)(3) and a “non-employee director” within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended. Unless otherwise determined by the Board, the Committee shall be the Compensation Committee of the Board.

      (b) The Committee shall have complete control over the administration of the Plan, and shall have the authority in its sole and absolute discretion to: (i) exercise all of the powers granted to it under the Plan; (ii) construe, interpret and implement the Plan and each Contract Period Schedule (as defined in Section 4(a)); (iii) prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations governing its own operations; (iv) make all determinations necessary or advisable in administering the Plan (including, without limitation, calculating the size of the Bonus payable to each Participant (as defined in Section 4(a))); (v) correct any defect, supply any omission and reconcile any inconsistency in the Plan and any Contract Period Schedule; and (vi) amend the Plan and any Contract Period Schedule to reflect changes in or interpretations of applicable law, rules or regulations.

      (c) The determination of the Committee on all matters relating to the Plan and any amounts payable thereunder shall be final, binding and conclusive on all parties.

      (d) Notwithstanding anything to the contrary contained herein, the Committee may allocate among its members and may delegate some or all of its authority or administrative responsibility to such individual or individuals who are not members of the Committee as it shall deem necessary or appropriate; provided, however, the Committee may not delegate any of its authority or administrative responsibility hereunder (and no such attempted delegation shall be effective) if such delegation would cause any Bonus payable under the Plan not to be considered performance-based compensation within the meaning of Section 162(m)(4)(C) of the Code and the regulations thereunder, and any such attempted delegation shall be void ab initio.

      (e) No member of the Board or the Committee or any employee of the Firm (each such person a “Covered Person”) shall have any liability to any person (including, without limitation, any Participant) for any action taken or omitted to be taken or any determination made in good faith with respect to the Plan or any Bonus. Each Covered Person shall be indemnified and held harmless by GS Inc. against and from any loss, cost, liability or expense (including attorneys’ fees) that may be imposed upon or incurred by such Covered Person in connection with or resulting from any action, suit or proceeding to which such Covered Person may be a party or in which such Covered Person may be involved by reason of any action taken or omitted to be taken under the Plan or in connection with any Contract Period Schedule and against and from any and all amounts paid by such Covered Person, with GS Inc.’s approval, in settlement thereof, or paid by such Covered Person in satisfaction of any judgment in any such action, suit or proceeding against such Covered Person, provided that GS Inc. shall have the right, at its own expense, to assume and defend any such action, suit or proceeding and, once GS Inc. gives notice of its intent to assume the defense, GS Inc. shall have sole control over such defense with counsel of GS Inc.’s choice. The foregoing right of indemnification shall not be available to a Covered Person to the extent that a court of competent jurisdiction in a final judgment or other final adjudication, in either case, not subject to further appeal, determines that the acts or omissions of such Covered Person giving rise to the indemnification claim resulted from such Covered Person’s bad faith, fraud or willful criminal act or omission. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which Covered Persons may be entitled under GS Inc.’s Amended and Restated Certificate of Incorporation or Amended and Restated Bylaws, as a matter of law, or otherwise, or any other power that GS Inc. may have to indemnify such persons or hold them harmless.

      Section 3. Contract Period. The Plan shall operate for successive periods (each a “Contract Period”). The first Contract Period shall commence on November 30, 2002 and shall terminate on November 28, 2003. Thereafter, each Contract Period shall be one full fiscal year and/or portions of fiscal years to the extent consistent with Treasury Regulation Section 1.162-27(e)(2), as determined by the Committee.

      Section 4. Participation; Contract Period Schedule.

      (a) Prior to the earlier of (i) the last day of GS Inc.’s first fiscal quarter in a Contract Period or (ii) the 90th day after the beginning of the Contract Period, or otherwise in a manner not inconsistent with Treasury Regulation Section 1.162-27(e)(2) (the “Establishment Date”), the Committee shall designate those individuals who shall participate in the Plan for each Contract Period (the “Participants”). The names of the Participants shall be set forth on a schedule (the “Contract Period Schedule”). No individual who is a Participant shall, at the same time, be a participant in The Goldman Sachs Partner Compensation Plan.

      (b) Unless otherwise provided in the Contract Period Schedule and except as provided below, the Committee shall have the authority at any time (i) during the Contract Period to remove Participants from the Plan for that Contract Period and (ii) prior to the Establishment Date to add Participants to the Plan for a particular Contract Period. The Committee shall amend the Contract Period Schedule to reflect an individual’s addition to, or removal from, the Plan.

      Section 5. Bonus Amounts.

      (a) Each Participant shall be paid a bonus amount equal to 1% of the Firm’s “Pre-Tax Pre-PCP Earnings” (as defined in Section 5(c)) with respect to each Contract Period, provided, however, in no event shall such bonus amount for any Participant in any Contract Period exceed $35 million. Notwithstanding anything to the contrary in this Plan, the Committee may, in its sole discretion, reduce the bonus amount for any Participant for a particular Contract Period at any time prior to the payment of bonuses to Participants pursuant to Section 6 (a Participant’s bonus amount for each Contract Period, as so reduced, the “Bonus”).

      (b) If a Participant’s employment with the Firm terminates for any reason before the end of a Contract Period, unless otherwise provided in the Contract Period Schedule, the Committee shall have the discretion to determine whether (i) such Participant shall be entitled to any Bonus at all, (ii) such Participant’s Bonus shall be reduced on a pro-rata basis to reflect the portion of such Contract Period the Participant was employed by the Firm or (iii) to make such other arrangements as the Committee deems appropriate in connection with the termination of such Participant’s employment.

      (c) For purposes of this Section 5, “Pre-Tax Pre-PCP Earnings” shall mean the Firm’s operating income before taxes as reported in its audited consolidated financial statements for the relevant fiscal year, adjusted to eliminate, with respect to such fiscal year: (i) amounts expensed (A) under each of the Goldman Sachs Partner Compensation Plan and this Plan (and any successor or predecessor plan) or (B) as a result of the amortization of equity-based awards granted to any individual at any time while a participant in the Goldman Sachs Partner Compensation Plan or this Plan (or any successor or predecessor plan), if and to the extent such equity-based awards were determined by reference to a bonus under either such plan; (ii) amounts expensed as a result of the amortization of grants of equity-based awards granted (A) in connection with GS Inc.’s initial public offering or (B) in connection with any acquisition; (iii) losses related to the impairment of goodwill and other intangible assets; (iv) restructuring expenses; (v) gains or losses on disposal of assets or segments of the previously separate companies of a business combination within two years of the date of such combination; (vi) gains or losses on the extinguishment of debt; (vii) gains on the restructuring of debt or other liabilities; (viii) gains or losses that are the direct result of a major casualty or natural disaster; (ix) losses resulting from any newly-enacted law, regulation or judicial order; and (x) other expenses, losses, income or gains that are separately disclosed and are unusual in nature or infrequent in occurrence. The above adjustments to Pre-Tax Pre-PCP Earnings shall be computed in accordance with GAAP. Following the completion of each Contract Period, the Committee shall certify in writing the Firm’s Pre-Tax Pre-PCP Earnings for such Contract Period.

      Section 6. Payment of Bonus Amount; Voluntary Deferral. Unless otherwise provided in the Contract Period Schedule, each Participant’s Bonus shall be payable by such Participant’s Participating Employer (as defined in Section 7(k)), or in the case of a Participant employed by more than one Participating Employer, by each such employer as determined by the Committee. The Bonus shall be payable in the discretion of the Committee in cash and/or an equity-based award of equivalent value (provided that in determining the number of GS Inc. restricted stock units, restricted shares of GS Inc. common stock or unrestricted shares of GS Inc. common stock that is equivalent to a dollar amount, that dollar amount shall be divided by the average of the closing prices of GS Inc. common stock over the last 10 trading days in the applicable fiscal year (with fractional shares being rounded to the nearest whole share). The cash portion of the Bonus shall be paid at such time as bonuses are generally paid by the Participating Employer(s) for the relevant fiscal year in U.S. dollars or, if the Participant is located outside the United States, in U.S. dollars or local currency (as determined by the Committee) based upon such conversion rates as the Committee determines are appropriate (and the payments made under this Plan may, at the Committee’s discretion, be subject to tax equalization or similar policies). Subject to approval by the Committee and to any requirements imposed by the Committee in connection with such approval, each Participant may be entitled to defer receipt, under the terms and conditions of any applicable deferred compensation plan of the Firm, of part or all of any payments otherwise due under this Plan. Any equity-based award shall be subject to such terms and conditions (including vesting requirements) as the Committee and the administrative committee of the plan under which such equity-based Award is granted may determine.

      Section 7. General Provisions.

      (a) Amendment, Termination, etc. Unless otherwise provided in the Contract Period Schedule, (i) the Board reserves the right at any time and from time to time to modify, alter, amend, suspend, discontinue or terminate the Plan and any Contract Period Schedule in any respect whatsoever, including in any manner that adversely affects the rights of Participants, and (ii) the Committee may amend the Contract Period Schedule in any manner it determines. No Participant shall have any rights to payment of any amounts under this Plan unless and until the Committee determines the amount of such Participant’s Bonus, that such Bonus shall be paid and the method and timing of its payment. If and to the extent the Board determines that the Bonuses under the Plan should constitute performance-based compensation within the meaning of Section 162(m)(4)(C) of the Code, no amendment that would require stockholder approval in order for Bonuses paid pursuant to the Plan to constitute performance-based compensation within the meaning of Section 162(m)(4)(C) of the Code shall be effective without the approval of the stockholders of GS Inc. as required by Section 162(m) of the Code and the regulations thereunder.

      (b) Nonassignability. No rights of any Participant (or of any beneficiary pursuant to this Section 7(b)) under the Plan may be sold, exchanged, transferred, assigned, pledged, hypothecated or otherwise disposed of (including through the use of any cash-settled instrument), either voluntarily or involuntarily by operation of law, other than by will or by the laws of descent and distribution. Any sale, exchange, transfer, assignment, pledge, hypothecation or other disposition in violation of the provisions of this Section 7(b) shall be void. In the event of a Participant’s death, any amounts payable under the Plan shall be paid in accordance with the Plan and the Contract Period Schedule to a Participant’s estate. A Participant’s estate shall have no rights under the Plan or any Contract Period Schedule other than the right, subject to the immediately preceding sentence, to receive such amounts, if any, as may be payable under this Section 7(b), and all of the terms of this Plan and the Contract Period Schedule shall be binding upon any such Participant’s estate.

      (c) Plan Creates No Employment Rights. Nothing in the Plan or any Contract Period Schedule shall confer upon any Participant the right to continue in the employ of the Firm for the Contract Period or thereafter or affect any right which the Firm may have to terminate such employment.

      (d) Arbitration. Any dispute, controversy or claim between the Firm and any Participant arising out of or relating to or concerning the provisions of the Plan or any Contract Period Schedule shall be finally settled by arbitration in New York City before, and in accordance with, the rules then obtaining of the New York Stock Exchange, Inc. (“NYSE”) or, if the NYSE declines to arbitrate the matter in New York City, the American Arbitration Association (the “AAA”) in accordance with the commercial arbitration rules of the AAA. Prior to arbitration, all disputes, controversies or claims maintained by any Participant must first be submitted to the Committee in accordance with claim procedures determined by the Committee in its sole discretion. This Section is subject to the provisions of Section 7(e).

      (e) Choice of Forum.

      (1) The Firm and each Participant, as a condition to such Participant’s participation in the Plan, hereby irrevocably submit to the exclusive jurisdiction of any state or federal court located in the City of New York over any suit, action or proceeding arising out of or relating to or concerning the Plan or any Contract Period Schedule that is not otherwise arbitrated or resolved according to the provisions of Section 7(d). This includes any suit, action or proceeding to compel arbitration or to enforce an arbitration award. The Firm and each Participant, as a condition to such Participant’s participation in the Plan, acknowledge that the forum designated by this Section 7(e) has a reasonable relation to the Plan, the Contract Period Schedule and to the relationship between such Participant and the Firm. Notwithstanding the foregoing, nothing herein shall preclude the Firm from bringing any action or proceeding in any other court for the purpose of enforcing the provisions of Sections 7(d) and 7(e).

      (2) The agreement by the Firm and each Participant as to forum is independent of the law that may be applied in the action, and the Firm and each Participant, as a condition to such Participant’s participation in the Plan (i) agree to such forum even if the forum may under applicable law choose to apply non-forum law, (ii) hereby waive, to the fullest extent permitted by applicable law, any objection which the Firm or such Participant now or hereafter may have to personal jurisdiction or to the laying of venue of any such suit, action or proceeding in any court referred to in Section 7(e)(1), (iii) undertake not to commence any action arising out of or relating to or concerning this Plan or any Contract Period Schedule in any forum other than the forum described in this Section 7(e) and (iv) agree that, to the fullest extent permitted by applicable law, a final and non-appealable judgment in any such suit, action or proceeding in any such court shall be conclusive and binding upon the Firm and each Participant.

      (3) Each Participant, as a condition to such Participant’s participation in the Plan, hereby irrevocably appoints the General Counsel of GS Inc. as such Participant’s agent for service of process in connection with any action, suit or proceeding arising out of or relating to or concerning the Plan or any Contract Period Schedule which is not arbitrated pursuant to the provisions of Section 7(d), who shall promptly advise such Participant of any such service of process.

      (4) Each Participant, as a condition to such Participant’s participation in the Plan, agrees to keep confidential the existence of, and any information concerning, a dispute, controversy or claim described in Sections 7(d) or 7(e), except that a Participant may disclose information concerning such dispute, controversy or claim to the arbitrator or court that is considering such dispute, controversy or claim or to such Participant’s legal counsel (provided that such counsel agrees not to disclose any such information other than as necessary to the prosecution or defense of the dispute, controversy or claim).

      (5) Each Participant recognizes and agrees that prior to being selected by the Committee to participate in the Plan such Participant has no rights hereunder. Accordingly, in consideration of a Participant’s selection to participate in the Plan, each Participant expressly waives any right to contest the amount of any Bonus payable hereunder, the terms of the Plan or any Contract Period Schedule, any determination, action or omission hereunder by the Committee, GS Inc. or the Board, or any amendment to the Plan or Contract Period Schedule. By accepting the payment of any Bonus, each Participant agrees to be bound by the terms of this Plan and any Contract Period Schedule.

      (f) Governing Law. All rights and obligations under the Plan and any Contract Period Schedule shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflict of Laws.

      (g) Tax Withholding. In connection with any payments to a Participant or other event under the Plan that gives rise to a federal, state, local or other tax withholding obligation relating to the Plan (including, without limitation, FICA tax), (i) the Firm may deduct or withhold (or cause to be deducted or withheld) from any payment or distribution to such Participant whether or not pursuant to the Plan or (ii) the Committee shall be entitled to require that such Participant remit cash (through payroll deduction or otherwise), in each case in an amount sufficient in the opinion of the Firm to satisfy such withholding obligation.

      (h) Right of Offset. The Firm shall have the right to offset against the obligation to pay a Bonus to any Participant, any outstanding amounts (including, without limitation, travel and entertainment or advance account balances, loans or amounts repayable to the Firm pursuant to tax equalization, housing, automobile or other employee programs) such Participant then owes to the Firm and any amounts the Committee otherwise deems appropriate pursuant to any tax equalization policy or agreement.

      (i) Severability; Entire Agreement. If any of the provisions of this Plan or any Contract Period Schedule is finally held to be invalid, illegal or unenforceable (whether in whole or in part), such provision shall be deemed modified to the extent, but only to the extent, of such invalidity, illegality or unenforceability and the remaining provisions shall not be affected thereby. Neither this Plan nor any Contract Period Schedule shall supersede any other agreement, written or oral, pertaining to the matters covered herein, except to the extent of any inconsistency between this Plan (or a Contract Period Schedule) and any prior agreement, in which case this Plan (and the Contract Period Schedule) shall prevail.

      (j) No Third Party Beneficiaries. Neither the Plan nor any Contract Period Schedule shall confer on any person other than the Firm and any Participant any rights or remedies hereunder.

      (k) Participating Employers. Each subsidiary or affiliate of GS Inc. that employs a Participant shall adopt this Plan by executing Schedule A (a “Participating Employer”). Except for purposes of determining the amount of each Participant’s Bonus, this Plan shall be treated as a separate plan maintained by each Participating Employer and the obligation to pay the Bonus to each Participant shall be the sole liability of the Participating Employer(s) by which the Participant is employed, and neither GS Inc. nor any other Participating Employer shall have any liability with respect to such amounts.

      (l) Successors and Assigns. The terms of this Plan and each Contract Period Schedule shall be binding upon and inure to the benefit of GS Inc., each Participating Employer and their successors and assigns and each permitted successor or assign of each Participant as provided in Section 7(b).

      (m) Plan Headings. The headings in this Plan are for the purpose of convenience only and are not intended to define or limit the construction of the provisions hereof.

      (n) Construction. In the construction of this Plan, the singular shall include the plural, and vice versa, in all cases where such meanings would be appropriate.

      (o) Plan Subject to Stockholder Approval. The Plan is adopted subject to the approval of the stockholders of GS Inc. at GS Inc.’s 2003 Annual Meeting in accordance with Section 162(m)(4)(C) of the Code and Treasury Regulation Section 1.162-27(e)(4), and no Bonus shall be payable hereunder absent such stockholder approval.

In their discretion, the proxies named on the front of this card are authorized to vote upon such other matters as may properly come before the Annual Meeting and at any adjournment or postponement thereof, and for the election of a person to serve as director if any of the nominees below is unable to serve.	Mark Here for Address Change or Comments PLEASE SEE REVERSE SIDE	☐

The Board of Directors recommends a vote FOR proposals (1), (2), (3) and (4) regarding:

(1)	The election to the Board of Directors of the 5 nominees named below:	FOR all nominees listed		WITHHOLD * authority to vote for all nominees listed

	01 Lloyd C. Blankfein 04 John A. Thain	☐		☐
02 William W. George 05 John L. Thornton
03 Ruth J. Simmons

(2)	Ratification of the appointment by the Board of Directors of PricewaterhouseCoopers LLP as independent auditors for the 2003 fiscal year.	FOR ☐	AGAINST ☐	ABSTAIN ☐

(3)	Approval of The Goldman Sachs Amended and Restated Stock Incentive Plan.	FOR ☐	AGAINST ☐	ABSTAIN ☐

(4)	Approval of The Goldman Sachs Restricted Partner Compensation Plan.	FOR ☐	AGAINST ☐	ABSTAIN ☐

The Board of Directors recommends a vote AGAINST shareholder proposal (5) regarding:

(5)	Annual election of all Directors to the Board of Directors.	FOR ☐	AGAINST ☐	ABSTAIN ☐
*	Instruction: To withhold authority to vote for one or more individual nominees, write the name(s) of such person(s) here:

I consent to future access of the Annual Reports, Proxy Statements, Prospectuses and other communications electronically via the Internet. I understand that the Company may no longer distribute printed materials to me for any future shareholder meetings until such consent is revoked. I understand that I may revoke my consent at any time by contacting the Company’s transfer agent, Mellon Investor Services LLC, Ridgefield Park, New Jersey, and that costs normally associated with electronic access, such as usage and telephone charges, will be my responsibility.	☐

Signature                                                                                                                          Date
IMPORTANT: Please sign this proxy card exactly as your name or names appears elsewhere on this card. Joint tenants should each sign. When signing as attorney, executor, administrator, trustee, guardian or other similar capacity, please give your full title as such. If the signature is by a corporation, a duly authorized officer of the corporation should sign in full the corporate name. If the signature is by a partnership, a partner should sign the full partnership name.

– FOLD AND DETACH HERE –

VOTE BY TELEPHONE OR INTERNET
QUICK ***EASY***IMMEDIATE

YOUR VOTE IS VERY IMPORTANT TO US AND TO OUR OTHER SHAREHOLDERS.
YOU MAY CAST YOUR VOTE IN ANY ONE OF THE THREE FOLLOWING WAYS:

Your control number for telephone or Internet voting is located in the box in the lower right hand corner of this form.

VOTE BY TELEPHONE TOLL-FREE 1-800-435-6710				VOTE BY INTERNET http://www.eproxy.com/gs			VOTE BY MAIL

•	Use any touch-tone phone to cast your vote 24 hours a day, 7 days a week, through 11:00 p.m. New York City time on March 31, 2003.		•	Use the Internet to cast your vote 24 hours a day, 7 days a week, through 11:00 p.m. New York City time on March 31, 2003.		•	Mark, properly sign and date this proxy.

•	You will be prompted to enter the control number listed below.	OR	•	You must enter your control number listed below.	OR	•	Return this proxy in the accompanying envelope.

•	Follow the simple instructions.		•	Follow the simple instructions.

Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner and to the same extent as if you marked, signed and returned this proxy by mail.

IF YOU VOTE BY TELEPHONE OR INTERNET, PLEASE DO NOT MAIL THIS PROXY.

THE GOLDMAN SACHS GROUP, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR
THE 2003 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 1, 2003

2003 P R O X Y	The undersigned hereby appoints Henry M. Paulson, Jr., John A. Thain and John L. Thornton, and each of them, as proxies, each with full power of substitution, and hereby authorizes each of them to represent and to vote, as designated on the reverse side, all shares of Common Stock of The Goldman Sachs Group, Inc. (the “Company”) held of record by the undersigned on January 31, 2003, at the 2003 Annual Meeting of Shareholders to be held on April 1, 2003 and at any adjournment or postponement thereof. The undersigned hereby further authorizes such proxies to vote in their discretion upon such other matters as may properly come before such Annual Meeting and at any adjournment or postponement thereof. Receipt of the Notice of the 2003 Annual Meeting of Shareholders and Proxy Statement is hereby acknowledged.

This proxy, when properly executed, will be voted in the manner directed by you. If you do not give any direction, this Proxy will be voted “FOR” Proposals (1), (2), (3) and (4), “AGAINST” Proposal (5) and in the discretion of the proxies upon such other matters as may properly come before the Annual Meeting.

In order for your vote to be submitted by proxy, you must (i) properly complete the telephone or Internet voting instructions or (ii) properly complete and return this proxy in order that in either case, your vote is received no later than 11:00 p.m. New York City time on March 31, 2003. Submitting your proxy via the Internet or by telephone will not affect your right to vote in person should you decide to attend the Annual Meeting.

Address Change/Comments (Mark the corresponding box on the reverse side)	(continued on reverse side)

– FOLD AND DETACH HERE –

Mark Here for Address Change or Comments	☐
PLEASE SEE REVERSE SIDE

The Board of Directors recommends a vote FOR proposals (1), (2), (3) and (4) regarding:

(1)	The election to the Board of Directors of the 5 nominees named below:	FOR all nominees listed		WITHHOLD* authority to vote for all nominees listed

	01 Lloyd C. Blankfein 04 John A. Thain 02 William W. George 05 John L. Thornton 03 Ruth J. Simmons	☐		☐

		FOR	AGAINST	ABSTAIN
(2)	Ratification of the appointment by the Board of Directors of PricewaterhouseCoopers LLP as independent auditors for the 2003 fiscal year	☐	☐	☐

		FOR	AGAINST	ABSTAIN
(3)	Approval of The Goldman Sachs Amended and Restated Stock Incentive Plan	☐	☐	☐

		FOR	AGAINST	ABSTAIN
(4)	Approval of The Goldman Sachs Restricted Partner Compensation Plan	☐	☐	☐

The Board of Directors recommends a vote AGAINST shareholder proposal (5) regarding:
		FOR	AGAINST	ABSTAIN
(5)	Annual election of all Directors to the Board of Directors	☐	☐	☐

* Instruction: To withhold authority to vote for one or more individual nominees, write the name(s) of such person(s) here:

Signature	Date

IMPORTANT: Please sign this ballot exactly as your name or names appears elsewhere on this ballot.

– FOLD AND DETACH HERE –

VOTE BY TELEPHONE OR INTERNET
QUICK *** EASY *** IMMEDIATE

YOUR VOTE IS VERY IMPORTANT TO US AND TO OUR OTHER SHAREHOLDERS.
YOU MAY CAST YOUR VOTE IN ANY ONE OF THE THREE FOLLOWING WAYS:

Your control number for telephone or Internet voting is located in the box in the lower right hand corner of this form.

VOTE BY TELEPHONE TOLL–FREE 1-800-435-6710			VOTE BY INTERNET http://www.eproxy.com/dcp			VOTE BY MAIL

•	Use any touch-tone phone to cast your vote 24 hours a day, 7 days a week, through 5:00 p.m. New York City time on March 24, 2003.		•	Use the Internet to cast your vote 24 hours a day, 7 days a week, through 5:00 p.m. New York City time on March 24, 2003.		•	Mark, properly sign and date this proxy.

•	You will be prompted to enter the control number listed below.	OR	•	You must enter your control number listed below.	OR	•	Return this proxy in the accompanying envelope.

•	Follow the simple instructions		•	Follow the simple instructions

IF YOU VOTE BY TELEPHONE OR INTERNET,
PLEASE DO NOT MAIL THIS PROXY.

THE GOLDMAN SACHS GROUP, INC.

BALLOT FOR THE PRELIMINARY VOTE OF SHARES OF COMMON STOCK HELD
BY THE DCP TRUST AND SUBJECT TO THE SHAREHOLDERS’ AGREEMENT,
TO BE CAST IN CONNECTION WITH THE 2003 ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON APRIL 1, 2003

This ballot relates to the 2003 Annual Meeting of Shareholders of The Goldman Sachs Group, Inc. (the “Company”) and covers all shares of Common Stock that you beneficially own and which are held by The Goldman Sachs Defined Contribution Plan Trust and subject to that certain Shareholders’ Agreement, dated May 7, 1999, to which you are a party. This ballot does not pertain to shares of Common Stock that you may beneficially own that are subject to the Shareholders’ Agreement but that are not held in The Goldman Sachs Defined Contribution Plan Trust; any such shares are covered by a separate ballot that will be sent to you if applicable.

In order for your vote to be counted, you must (i) properly complete the telephone or Internet voting instructions or (ii) properly complete and return this form in order that in either case, your vote is received no later than 5:00 p.m. New York City time on March 24, 2003. If you sign and return this ballot but do not give any direction, your ballot will be voted “FOR” Proposals (1), (2), (3) and (4) and “AGAINST” Proposal (5).

Address Change/Comments (Mark the corresponding box on the reverse side)
(continued on reverse side)

– FOLD AND DETACH HERE –

Mark Here for Address Change or Comments	☐
PLEASE SEE REVERSE SIDE

The Board of Directors recommends a vote FOR
proposals (1), (2), (3) and (4) regarding:

(1) The election to the Board of Directors of the 5 nominees named below:	FOR all nominees listed		WITHHOLD * authority to vote for all nominees listed

01 Lloyd C. Blankfein 04 John A. Thain 02 William W. George 05 John L. Thornton 03 Ruth J. Simmons	☐		☐

(2) Ratification of the appointment by the Board of Directors of PricewaterhouseCoopers LLP as independent auditors for the 2003 fiscal year.	FOR ☐	AGAINST ☐	ABSTAIN ☐

(3) Approval of The Goldman Sachs Amended and Restated Stock Incentive Plan.	FOR ☐	AGAINST ☐	ABSTAIN ☐

(4) Approval of The Goldman Sachs Restricted Partner Compensation Plan.	FOR ☐	AGAINST ☐	ABSTAIN ☐

The Board of Directors recommends a vote AGAINST shareholder proposal (5) regarding:

(5) Annual election of all Directors to the Board of Directors	FOR ☐	AGAINST ☐	ABSTAIN ☐
* Instruction: To withhold authority to vote for one or more individual nominees, write the name(s) of such person(s) here:

Signature                                                                                                                   Date
IMPORTANT: Please sign this ballot exactly as your name or names appears elsewhere on this ballot. Joint tenants should each sign. When signing as attorney, executor, administrator, trustee, guardian or other similar capacity, please give your full title as such. If the signature is by a corporation, a duly authorized officer of the corporation should sign in full the corporate name. If the signature is by a partnership, a partner should sign the full partnership name.

– FOLD AND DETACH HERE –

VOTE BY TELEPHONE OR INTERNET
QUICK ***EASY ***IMMEDIATE

YOUR VOTE IS VERY IMPORTANT TO US AND TO OUR OTHER SHAREHOLDERS.
YOU MAY CAST YOUR VOTE IN ANY ONE OF THE THREE FOLLOWING WAYS:

Your control number for telephone or Internet voting is located in the box in the lower right hand corner of this form.

VOTE BY TELEPHONE	VOTE BY INTERNET		VOTE BY MAIL
TOLL - FREE 1-800-435-6710	http://www.eproxy.com/goldman
•Use any touch-tone phone to cast your vote 24
  hours a day, 7 days a week, through 5:00 p.m.
  New York City time on March 24, 2003.

•You will be prompted to enter the control
  number listed below.

•Follow the simple instructions	OR	•Use the Internet to cast your
  vote 24 hours a day, 7 days a
  week, through 5:00 p.m. New
  York City time on March 24,
  2003.

•You must enter your control
  number listed below.

	•Follow the simple instructions.	OR	•Mark, properly sign and date this proxy. •Return this proxy in the accompanying envelope.

               IF YOU VOTE BY TELEPHONE OR INTERNET,
                      PLEASE DO NOT MAIL THIS PROXY.

THE GOLDMAN SACHS GROUP, INC.

BALLOT FOR THE PRELIMINARY VOTE OF SHARES OF COMMON STOCK SUBJECT
TO THE SHAREHOLDERS’ AGREEMENT, TO BE CAST IN CONNECTION WITH
THE 2003 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 1, 2003

This ballot relates to the 2003 Annual Meeting of Shareholders of The Goldman Sachs Group, Inc. (the “Company”) and covers all shares of Common Stock beneficially owned by you and subject to that certain Shareholders’ Agreement, dated May 7, 1999, to which you are a party. This ballot does not pertain to shares of Common Stock that you may beneficially own that are subject to the Shareholders’ Agreement and held in The Goldman Sachs Defined Contribution Plan Trust; any such shares are covered by a separate ballot that will be sent to you if applicable.

In order for your vote to be counted, you must (i) properly complete the telephone or Internet voting instructions or (ii) properly complete and return this form in order that in either case, your vote is received no later than 5:00 p.m. New York City time on March 24, 2003. If you sign and return this ballot but do not give any direction, your ballot will be voted “FOR” Proposals (1), (2), (3) and (4) and “AGAINST” Proposal (5).

Address Change/Comments (Mark the corresponding box on the reverse side)

(continued on reverse side)

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Mark Here for Address Change or Comments	☐
PLEASE SEE REVERSE SIDE

The Board of Directors recommends a vote FOR proposals (1), (2), (3) and (4) regarding:
(1)	The election to the Board of Directors of the 5 nominees named below:	FOR all nominees listed		WITHHOLD* authority to vote for all nominees listed

	01 Lloyd C. Blankfein 04 John A. Thain	☐		☐
02 William W. George 05 John L. Thornton
03 Ruth J. Simmons

		FOR	AGAINST	ABSTAIN
(2)	Ratification of the appointment by the Board of Directors of PricewaterhouseCoopers LLP as independent auditors for the 2003 fiscal year.	☐	☐	☐

		FOR	AGAINST	ABSTAIN
(3)	Approval of The Goldman Sachs Amended and Restated Stock Incentive Plan.	☐	☐	☐

		FOR	AGAINST	ABSTAIN
(4)	Approval of The Goldman Sachs Restricted Partner Compensation Plan.	☐	☐	☐

The Board of Directors recommends a vote AGAINST shareholder proposal (5) regarding:

		FOR	AGAINST	ABSTAIN
(5)	Annual election of all Directors to the Board of Directors.	☐	☐	☐

*	Instruction: To withhold authority to vote for one or more individual nominees, write the name(s) of such person(s) here:

Signature	Date

IMPORTANT: Please sign this form exactly as your name or names appears elsewhere on this form.

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VOTE BY TELEPHONE OR INTERNET
QUICK ***EASY***IMMEDIATE

YOUR VOTE IS VERY IMPORTANT TO US AND TO OUR OTHER SHAREHOLDERS.
YOU MAY CAST YOUR VOTE IN ANY ONE OF THE THREE FOLLOWING WAYS:

Your control number for telephone or Internet voting is located in the box in the lower right hand corner of this form.

VOTE BY TELEPHONE TOLL–FREE 1-800-435-6710			VOTE BY INTERNET http://www.eproxy.com/gsf			VOTE BY MAIL

•	Use any touch-tone phone to cast your vote 24 hours a day, 7 days a week, through 5:00 p.m. New York City time on March 30, 2003.		•	Use the Internet to cast your vote 24 hours a day, 7 days a week, through 5:00 p.m. New York City time on March 30, 2003.		•	Mark, properly sign and date this form.

•	You will be prompted to enter the control number listed below.	OR	•	You must enter your control number listed below.	OR	•	Return this form in the accompanying envelope.

•	Follow the simple instructions.		•	Follow the simple instructions.

Your telephone or Internet vote authorizes the named Trustee to vote your shares in the same manner and to the same extent as if you marked, signed and returned this form by mail.

          IF YOU VOTE BY TELEPHONE OR INTERNET,
                PLEASE DO NOT MAIL THIS FORM.

THE GOLDMAN SACHS GROUP, INC.

THIS VOTING INSTRUCTION FORM IS BEING PROVIDED TO YOU ON BEHALF OF THE
BOARD OF DIRECTORS FOR THE 2003 ANNUAL MEETING OF SHAREHOLDERS TO
BE HELD ON APRIL 1, 2003

The undersigned hereby authorizes and directs State Street Bank and Trust Company, Trustee of the Goldman Sachs Stock Fund under the Goldman, Sachs & Co. Employees' Profit Sharing Retirement Income Plan (the “Plan”), to vote in person or by proxy all shares credited to my account as of the January 31, 2003 record date, at the 2003 Annual Meeting of Shareholders to be held on April 1, 2003, or at any adjournments or postponements thereof.

You must indicate how the shares allocated to your account are to be voted by the Trustee by checking the boxes on the reverse side of this form. Unless you otherwise indicate, your shares will be voted in the same proportion as the shares held under the Plan for which instructions are received.

Your voting instructions must be received no later than 5:00 P.M. New York City time on March 30, 2003 in order for the Trustee to vote your shares.

Address Change/Comments (Mark the corresponding box on the reverse side)
(continued on reverse side)

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The Goldman Sachs Group, Inc.
85 Broad Street
New York, New York 10004

Notice of Preliminary Vote in Connection with the
2003 Annual Meeting of Shareholders

February 27, 2003

     In accordance with the terms of the Shareholders’ Agreement, dated May 7, 1999, among The Goldman Sachs Group, Inc. (“Goldman Sachs”) and the Covered Persons listed on Appendix A thereto, a preliminary vote concerning the matters to be voted upon at the 2003 Annual Meeting of Shareholders of Goldman Sachs will be concluded on Monday, March 24, 2003 at 5:00 p.m., New York City time.

     The record date for the determination of shareholders entitled to vote in the preliminary vote, or any adjournments or postponements thereof, was the close of business on January 31, 2003. Additional information regarding the matters to be acted upon at the Annual Meeting with respect to which this preliminary vote is being conducted can be found in the accompanying Proxy Statement.

     You should note that, pursuant to the terms of the Shareholders’ Agreement, there are certain shares, including shares that are owned by certain U.S. estate planning vehicles, that are not entitled to vote in the preliminary vote but that are voted at the Annual Meeting in accordance with a majority of the votes cast on the matter in question by the shares that are entitled to vote and do vote in the preliminary vote. Accordingly, only the shares that you own that are entitled to vote in the preliminary vote are covered by the ballot in the enclosed envelope.

The Shareholders’ Committee Under the Shareholders’ Agreement

New York, New York

PLEASE MARK, SIGN, DATE AND RETURN YOUR BALLOT IN THE ENCLOSED ENVELOPE OR
SUBMIT YOUR VOTE BY PHONE OR THE INTERNET

M E M O R A N D U M

TO:	[Name]

FROM:	James B. McHugh Beverly L. O’Toole

DATE:	February 27, 2003

RE:	Voting on Matters at the 2003 Annual Meeting of Shareholders

As you know, pursuant to the Shareholders’ Agreement, to which you are a party, the Covered Shares* of common stock of The Goldman Sachs Group, Inc. that you own as of January 31, 2003 and that are subject to the Plan of Incorporation transfer restrictions that expire in May 2003 and May 2004 (the “Restricted Shares”) are not entitled to be voted in the Preliminary Vote as described in the Shareholders’ Agreement (in which current GS Managing Directors participate) but shall be voted at the annual meeting of shareholders in accordance with the results of the Preliminary Vote. However, you also own shares for which transfer restrictions expired in May 2002 (“May 2002 Shares”), which are eligible to be voted by you at the annual meeting and are not voted in accordance with the results of the Preliminary Vote. Accordingly, this package contains a proxy statement, annual report, proxy card to vote your May 2002 Shares and a business reply envelope for such card (unless you elect to vote by Internet or telephone), but no ballot or proxy card to vote your Restricted Shares.

If you owned as of January 31, 2003 any other GS shares that are not Restricted Shares or May 2002 Shares (i.e., shares purchased in the secondary market, held through the Retirement Plan or owned by your private foundation), you will be eligible to vote such shares at the annual meeting and you will receive a separate set of materials that includes a proxy card or voting instruction form that will allow you to vote such shares by Internet, telephone or mail.

If you have any questions, please do not hesitate to contact either of us (Jim at 212-902-5738 and Beverly at 212-357-1584).

*   “Covered Shares” are all GS shares that were acquired in exchange for your partnership interests as part of the IPO and any GS shares you acquired as a result of the IPO award or as compensation, including shares converted from restricted stock units but not including any shares you may have purchased in the secondary market, that you may hold through the Retirement Plan or that your private foundation may own.

M E M O R A N D U M

TO:	[ENTITY NAME]
CC:	[NAME]
FROM:	James B. McHugh Beverly L. O’Toole
DATE:	February 27, 2003
RE:	Preliminary Vote under the Shareholders’ Agreement

     The GS shares that are owned by [entity name] and were originally acquired by [name] are entitled to vote in the preliminary vote under the Shareholders’ Agreement. The attached ballot covers such shares owned by this entity, and the ballot and other proxy material are being sent to [name] as director. Proxy material other than the ballot is also being sent to [name] as director and [name] should coordinate with him to ensure that the shares are voted properly on behalf of the entity. We have copied [name] on this memorandum so that the directors can coordinate with him with respect to the voting of the shares.

     If you have any questions, please do not hesitate to call either of us (Jim at 212-902-5738 and Beverly at 212-357-1584).

Dear Goldman Sachs Group, Inc. Shareholder,

The 2003 Annual Meeting of Shareholders of The Goldman Sachs Group, Inc. will be held on April 1, 2003. This e-mail notification is being sent to all shareholders who work at Goldman Sachs and who on January 31, 2003 (the record date for the Annual Meeting) owned GS stock as a result of deliveries under equity-based awards. It contains the link to the proxy materials and the unique Control Number that you will need to connect to the Internet voting site in order to vote the shares you own as a result of deliveries under equity-based awards. If you also own shares through the Goldman Sachs Retirement Plan’s Stock Fund, you will receive later today a separate e-mail containing a different Control Number that you will need to connect to the Internet voting site in order to vote those shares.

Your vote is important to Goldman Sachs, so please vote at your earliest convenience.

Your Control Number to vote your shares owned as a result of deliveries under equity-based awards is: XXXXXXXXXX

You can connect to the electronic voting site for shares owned as a result of deliveries under equity-based awards at: http://www.eproxy.com/gs

There is a link from the voting site to the Annual Report and Proxy Statement. You may also view these documents without going to the electronic voting site at:

Annual Report http://www.gs.com/2002_Annual_Report

Proxy Statement http://www.gs.com/Proxy_Statement_for_2003_Annual_Meeting

A printed copy of the Annual Report is being distributed to everyone who works at Goldman Sachs. If you would like to receive a printed copy of the Proxy Statement and/or voting forms, please send an e-mail to gspi@melloninvestor.com and such documents will be sent to you at the address we have on file for you.

Thank you,
Mellon Investor Services

Dear Goldman Sachs Group, Inc. Shareholder,

The 2003 Annual Meeting of Shareholders of The Goldman Sachs Group, Inc. will be held on April 1, 2003. This e-mail notification is being sent to all shareholders who work at Goldman Sachs and who on January 31, 2003 (the record date for the Annual Meeting) owned GS stock through the Goldman Sachs Retirement Plan’s Stock Fund. It contains the link to the proxy materials and the unique Control Number that you will need to connect to the Internet voting site in order to vote the shares you own through the Stock Fund. If you also own shares as a result of deliveries under equity-based awards, you should have received a separate e-mail containing a different Control Number that you will need to connect to the Internet voting site in order to vote those shares.

Your vote is important to Goldman Sachs, so please vote at your earliest convenience.

Your Control Number to vote your shares owned through the Stock Fund is: XXXXXXXXXX

You can connect to the electronic voting site for shares owned through the Stock Fund at: http://www.eproxy.com/gsf

There is a link from the voting site to the Annual Report and Proxy Statement. You may also view these documents without going to the electronic voting site at:

Annual Report http://www.gs.com/2002_Annual_Report

Proxy Statement http://www.gs.com/Proxy_Statement_for_2003_Annual_Meeting

A printed copy of the Annual Report is being distributed to everyone who works at Goldman Sachs. If you would like to receive a printed copy of the Proxy Statement and/or voting forms, please send an e-mail to gspi@melloninvestor.com and such documents will be sent to you at the address we have on file for you.

Thank you,
Mellon Investor Services

E-MAIL TO CURRENT MANAGING DIRECTORS AND CERTAIN ADVISORY DIRECTORS AND SENIOR DIRECTORS

Re: Annual Shareholders’ Meeting

     As you know, each Managing Director and certain Advisory Directors and Senior Directors are parties to the Shareholders’ Agreement, which contains provisions with respect to voting certain shares of GS common stock (“Covered Shares”) acquired by them from the firm. Covered Shares include GS shares acquired in exchange for partnership interests as part of the IPO or other acquisitions by the firm and GS shares acquired as a result of IPO awards or otherwise as compensation (including shares converted from restricted stock units or from the exercise of options and shares held in the Defined Contribution Plan), but do not include GS shares purchased in the secondary market or held through the Retirement Plan.

     Covered Shares owned by Managing Directors and certain Advisory Directors and Senior Directors are eligible to be voted by ballot in a preliminary vote to be held prior to the GS Annual Shareholders’ Meeting (which meeting is scheduled to be held on April 1, 2003). We are sending today to each eligible participant who held Covered Shares on January 31, 2003 (the record date) at his or her office proxy material, including instructions on how to participate in the preliminary vote by Internet, telephone or mail. If you wish us to send an additional set of this material to you at another address (e.g., your home), please let us know as soon as possible. If you are entitled to participate in the preliminary vote and have not received your proxy material by March 7, please contact Louis Grossi (212-902-1451) or Jason Mueller (212-357-6117) in the New York Legal Department.

     The preliminary vote will close on March 24 at 5:00 p.m.; any votes received after that time will not be counted in the preliminary vote. All Covered Shares —whether or not voted in the preliminary vote — will be voted at the Annual Shareholders’ Meeting in accordance with the results of the preliminary vote. If a Managing Director owns Covered Shares through the Defined Contribution Plan as well as directly, he or she will receive with the proxy material a separate ballot with respect to the voting of those shares in the preliminary vote. Generally, Covered Shares that have been transferred to a U.S. estate planning vehicle will not participate in the preliminary vote, but will be voted at the Annual Shareholders’ Meeting in accordance with the results of the preliminary vote.

     If an eligible participant owned, on the record date, GS shares that are not Covered Shares, including shares held by private foundations, purchased in the open market or held through the Retirement Plan, he or she will not vote those shares in the preliminary vote but will be eligible to vote them at the Annual Shareholders’ Meeting. Proxy material with respect to such shares will be sent separately. Restricted stock units and options are not voting shares, and accordingly are not voted in the preliminary vote or at the annual meeting.

     As indicated above, eligible participants may therefore receive more than one set of proxy material relating to the voting of their GS shares in the preliminary vote or at the Annual Shareholders’ Meeting, depending on where and how their shares are held and whether the shares are Covered Shares. The instructions in the proxy material should make it clear how such shares may be voted but, if you have any questions upon receiving the material, please do not hesitate to call either Beverly O’Toole at 212-357-1584 or me at 212-902-5738.

     In connection with the Shareholders’ Agreement, we will be making periodic filings with the SEC which will represent that each party to that agreement has not, during the last five years, (i) been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) or (ii) been a party to a civil proceeding of a judicial or administrative body of competent jurisdiction and as a result of such proceeding been or become subject to a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activities subject to, federal or state securities laws, or finding any violation with respect to such laws. If you have any such convictions or have been party to such a proceeding, please notify Greg Palm, Esta Stecher or me immediately. You should also notify one of us immediately if such an event occurs in the future.